  AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 21, 1995.

                                                SECURITIES ACT FILE NO. 2-92366
                                       INVESTMENT COMPANY ACT FILE NO. 811-4077
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                               ----------------

                                   FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933          [X]
                          PRE-EFFECTIVE AMENDMENT NO.                       [_]

                        POST-EFFECTIVE AMENDMENT NO. 12                     [X]
                                      AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT
                                     OF 1940                                [X]

                                 AMENDMENT NO. 13                           [X]
                          (CHECK APPROPRIATE BOX OR BOXES)

                                 ----------------

                    MERRILL LYNCH FEDERAL SECURITIES TRUST

            (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

        800 SCUDDERS MILL ROAD                           08536
        PLAINSBORO, NEW JERSEY                         (ZIP CODE)
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)
       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (609) 282-2800

                                 ARTHUR ZEIKEL
                    MERRILL LYNCH FEDERAL SECURITIES TRUST
                800 SCUDDERS MILL ROAD, PLAINSBORO, NEW JERSEY
       MAILING ADDRESS: P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011

                 (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               ----------------

                                  COPIES TO:

         Counsel for the Fund:                PHILIP L. KIRSTEIN, ESQ.
             BROWN & WOOD                            FUND ASSET
        ONE WORLD TRADE CENTER                    MANAGEMENT, L.P.
       NEW YORK, NEW YORK 10048                     P.O. BOX 9011
    ATTENTION: THOMAS R. SMITH, JR.       PRINCETON, NEW JERSEY 08543-9011

                               ----------------

            IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

                  [X] immediately upon filing pursuant to paragraph (b)

                  [_] on (date) pursuant to paragraph (b)

                  [_] 60 days after filing pursuant to paragraph (a)(1)

                  [_] on (date) pursuant to paragraph (a)(1)

                  [_] 75 days after filing pursuant to paragraph (a)(2)

                  [_] on (date) pursuant to paragraph (a)(2) of rule 485.

            IF APPROPRIATE, CHECK THE FOLLOWING BOX:
                  [_] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

  THE REGISTRANT HAS REGISTERED AN INDEFINITE NUMBER OF ITS SHARES OF BENEFICIAL INTEREST UNDER THE SECURITIES ACT OF 1933 PURSUANT TO RULE 24f-2 UNDER THE INVESTMENT COMPANY ACT OF 1940. THE NOTICE REQUIRED BY SUCH RULE FOR THE REGISTRANT'S MOST RECENT FISCAL YEAR WAS FILED ON OCTOBER 20, 1995.

       CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                                                                    PROPOSED
                                                     PROPOSED       MAXIMUM
                                     AMOUNT OF       MAXIMUM       AGGREGATE      AMOUNT OF
       TITLE OF SECURITIES          SHARES BEING  OFFERING PRICE    OFFERING     REGISTRATION
        BEING REGISTERED             REGISTERED      PER UNIT       PRICE(1)         FEE
---------------------------------------------------------------------------------------------
Shares of Beneficial Interest
 (par value $.10 per share)......   113,269,709       $9.72         $289,996         $100
---------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------
(1) The calculation of the maximum aggregate offering price is made pursuant to Rule 24e-2 under the Investment Company Act of 1940.

(2) The total amount of securities redeemed or repurchased during Registrant's previous fiscal year was 113,239,874 Shares of Beneficial Interest.
(3) None of the Shares described in (2) above have been used for reduction pursuant to Rule 24e-2(a) or Rule 24f-2(c) under the Investment Company Act of 1940 in previous filings during Registrant's current fiscal year.

(4) 113,239,874 of the Shares redeemed during Registrant's previous fiscal year are being used for the reduction of the registration fee in this amendment to the Registration Statement.
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

                     MERRILL LYNCH FEDERAL SECURITIES TRUST

                      REGISTRATION STATEMENT ON FORM N-1A

                             CROSS REFERENCE SHEET

N-1A ITEM NO.                           LOCATION
-------------                           --------
PART A
    Item 1.  Cover Page..............   Cover Page
    Item 2.  Synopsis................   Not Applicable
    Item 3.  Condensed Financial
              Information............   Financial Highlights
    Item 4.  General Description of
              Registrant.............   Investment Objective and Policies;
                                         Additional Information
    Item 5.  Management of the Fund..   Fee Table; Management of the Fund;
                                         Portfolio Transactions;
                                         Inside Back Cover Page
    Item 5A. Management's Discussion
              of Fund Performance....   Not Applicable
    Item 6.  Capital Stock and Other
              Securities.............   Cover Page; Additional Information
    Item 7.  Purchase of Securities
              Being Offered..........   Cover Page; Fee Table; Merrill Lynch Select
                                         Pricing/SM/ System; Purchase of Shares;
                                         Shareholder Services; Additional
                                         Information; Inside Back Cover Page
    Item 8.  Redemption or
              Repurchase.............   Fee Table; Merrill Lynch Select Pricing/SM/
                                         System; Purchase of Shares; Redemption of
                                         Shares
    Item 9.  Pending Legal
              Proceedings............   Not Applicable

PART B
    Item 10. Cover Page..............   Cover Page
    Item 11. Table of Contents.......   Back Cover Page
    Item 12. General Information and
              History................   Not Applicable
    Item 13. Investment Objectives
              and Policies...........   Investment Objective and Policies
    Item 14. Management of the Fund..   Management of the Fund
    Item 15. Control Persons and
              Principal Holders of
              Securities.............   Management of the Fund
    Item 16. Investment Advisory and
              Other Services.........   Management of the Fund; Purchase of Shares;
                                         General Information
    Item 17. Brokerage Allocation and
              Other Services.........   Portfolio Transactions and Brokerage
    Item 18. Capital Stock and Other
              Securities.............   General Information
    Item 19. Purchase, Redemption and
              Pricing of Securities
              Being Offered..........   Purchase of Shares; Redemption of Shares;
                                         Determination of Net Asset Value;
                                         Shareholder Services
    Item 20. Tax Status..............   Dividends, Distributions and Taxes
    Item 21. Underwriters............   Purchase of Shares
    Item 22. Calculation of
              Performance Data.......   Performance Data
    Item 23. Financial Statements....   Financial Statements

PART C
    Information required to be included in Part C is set forth under the appropriate Item, so numbered, in Part C to this Registration Statement.

PROSPECTUS
----------

DECEMBER 21, 1995

                     MERRILL LYNCH FEDERAL SECURITIES TRUST
   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800
                                ---------------

  Merrill Lynch Federal Securities Trust (the "Fund") is a mutual fund seeking a high current return through investments in U.S. Government and Government agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates and other mortgage-backed government securities. The Fund may seek to enhance its return through the use of certain portfolio strategies involving options and to hedge its portfolio through the use of options and futures transactions. The Fund will declare dividends daily and pay them monthly from its net investment income. The Fund's current return consists of interest, premiums from expired call and put options, any short-term gains from sales of portfolio securities on exercise of options or otherwise, and any gains from closing purchase or sale transactions. There can be no assurance that the investment objective of the Fund will be realized. For more information on the Fund's investment objective and policies, please see "Investment Objective and Policies" on page 10.

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares, each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. As a result of the implementation of the Merrill Lynch Select PricingSM System, Class A shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D shares. The Class A shares offered by this Prospectus differ from the Class A shares offered prior to October 21, 1994, in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. See "Merrill Lynch Select PricingSM System" on page 4.

  Shares may be purchased directly from Merrill Lynch Funds Distributor, Inc. (the "Distributor"), P.O. Box 9081, Princeton, New Jersey 08543-9081 [(609) 282-2800], or from securities dealers which have entered into selected dealer agreements with the Distributor including Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"). The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".
                                ---------------
 THESE SECURITIES HAVE NOT BEEN APPROVED  OR DISAPPROVED BY THE SECURITIES AND
  EXCHANGE  COMMISSION  OR  ANY  STATE  SECURITIES  COMMISSION  NOR  HAS  THE
   SECURITIES AND  EXCHANGE COMMISSION  OR  ANY STATE  SECURITIES COMMISSION
    PASSED  UPON  THE   ACCURACY  OR  ADEQUACY  OF   THIS  PROSPECTUS.  ANY
     REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
                                ---------------

  This Prospectus is a concise statement of information about the Fund that is relevant to making an investment in the Fund. This Prospectus should be retained for future reference. A statement containing additional information about the Fund, dated December 21, 1995 (the "Statement of Additional Information"), has been filed with the Securities and Exchange Commission and is available, without charge, by calling or by writing the Fund at the above telephone number or address. The Statement of Additional Information is hereby incorporated by reference into this Prospectus.
                                ---------------
                         FUND ASSET MANAGEMENT--MANAGER

               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                                   FEE TABLE

  A general comparison of the sales arrangements and other nonrecurring and recurring expenses applicable to shares of the Fund follows:

                         CLASS A(a)            CLASS B(b)            CLASS C  CLASS D
                         ----------  ------------------------------- -------- -------
SHAREHOLDER TRANSACTION
 EXPENSES:
 Maximum Sales Charge
  Imposed on Purchases
  (as a percentage of
  offering price).......    4.00%(c)              None                 None    4.00%(c)
 Sales Charge Imposed
  on Dividend
  Reinvestments.........    None                  None                 None    None
 Deferred Sales Charge
  (as a percentage of
  original purchase                   4.00% during the first year,
  price or redemption                   decreasing 1.0% annually
  proceeds, whichever                 thereafter to 0.0% after the    1% for
  is lower).............    None(d)            fourth year           one year  None(d)
 Exchange Fee...........    None                  None                 None    None
ANNUAL FUND OPERATING
 EXPENSES (AS A
 PERCENTAGE OF AVERAGE
 NET ASSETS)(E)
 Management Fees(f).....    0.44%                 0.44%                0.44%   0.44%
 12b-1 Fees(g):
   Account Maintenance
    Fees................    None                  0.25%                0.25%   0.25%
   Distribution Fees....    None                  0.50%                0.55%   None
                                       (Class B shares convert to
                                      Class D shares automatically
                                      after approximately ten years
                                       and cease being subject to
                                           distribution fees)
 Other Expenses:
   Custodial Fees.......    0.02%                 0.02%                0.02%   0.02%
   Shareholder Servicing
    Costs(h)............    0.13%                 0.15%                0.16%   0.13%
   Other................    0.05%                 0.05%                0.05%   0.05%
                            ----                  ----                 ----    ----
     Total Other            0.20%                 0.22%                0.22%   0.20%
      Expenses..........    ----                  ----                 ----    ----
 TOTAL FUND OPERATING       0.64%                 1.41%                1.47%   0.89%
  EXPENSES..............    ====                  ====                 ====    ====

--------

(a) Class A shares are sold to a limited group of investors including certain retirement plans and certain investment programs. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares"-- page 23.

(b) Class B shares convert to Class D shares automatically approximately ten years after initial purchase. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares"--page 25.

(c) Reduced for purchases of $25,000 and over, and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A or Class D purchases of $1,000,000 or more may not be subject to an initial sales charge. See "Purchase of Shares-- Initial Sales Charge Alternatives--Class A and Class D Shares"--page 23.

(d) Class A and Class D shares are not subject to a contingent deferred sales charge ("CDSC"), except that certain purchases of $1,000,000 or more which may not be subject to an initial sales charge will instead be subject to a CDSC of 1.0% of amounts redeemed within the first year after purchase.

(e) Information for Class B and Class D shares is stated for the fiscal year ended August 31, 1995 and for Class A and Class C shares for the period October 21, 1994 (commencement of operations) to August 31, 1995.

(f) See "Management of the Fund--Management and Advisory Arrangements"--page
    20.

(g) See "Purchase of Shares--Distribution Plans"--page 29.

(h) See "Management of the Fund--Transfer Agency Services"--page 21.

EXAMPLE:

                                                   CUMULATIVE EXPENSES PAID
                                                      FOR THE PERIOD OF:
                                                -------------------------------
                                                1 YEAR 3 YEARS 5 YEARS 10 YEARS
                                                ------ ------- ------- --------
An investor would pay the following expenses
 on a $1,000 investment including the maximum
 $40.00 initial sales charge (Class A and
 Class D shares only) and assuming (1) the To-
 tal Fund Operating Expenses for each class
 set forth above, (2) a 5% annual return
 throughout the periods and (3) redemption at
 the end of the period:
  Class A.....................................   $46     $60     $74     $117
  Class B.....................................   $54     $65     $77     $169
  Class C.....................................   $25     $46     $80     $176
  Class D.....................................   $49     $67     $87     $145
An investor would pay the following expenses
 on the same $1,000 investment assuming no re-
 demption at the end of the period:
  Class A.....................................   $46     $60     $74     $117
  Class B.....................................   $14     $45     $77     $169
  Class C.....................................   $15     $46     $80     $176
  Class D.....................................   $49     $67     $87     $145

  The foregoing Fee Table is intended to assist investors in understanding the costs and expenses that a shareholder in the Fund will bear directly or indirectly. The Example set forth above assumes reinvestment of all dividends and distributions and utilizes a 5% annual rate of return as mandated by Securities and Exchange Commission regulations. THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR ANNUAL RATES OF RETURN AND ACTUAL EXPENSES AND ANNUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE ASSUMED FOR PURPOSES OF THE EXAMPLE. Class B and Class C shareholders who hold their shares for an extended period of time may pay more in Rule 12b-1 distribution fees than the economic equivalent of the maximum front-end sales charges permitted under Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD"). Merrill Lynch may charge its customers a processing fee (presently $4.85) for confirming purchases and repurchases. Purchases and redemptions directly through the Fund's transfer agent are not subject to the processing fee. See "Purchase of Shares" and "Redemption of Shares".

                    MERRILL LYNCH SELECT PRICING/SM/ SYSTEM

  The Fund offers four classes of shares under the Merrill Lynch Select PricingSM System. The shares of each class may be purchased at a price equal to the next determined net asset value per share subject to the sales charges and ongoing fee arrangements described below. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. The Merrill Lynch Select Pricing SM System is used by more than 50 mutual funds advised by Merrill Lynch Asset Management, L.P. ("MLAM") or its affiliate, Fund Asset Management, L.P. ("FAM" or the "Manager"). Funds advised by MLAM or FAM which use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds".

  Each Class A, Class B, Class C or Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on the Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and will differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to the Class A and Class D shares are the same as those of the deferred sales charges with respect to the Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System, followed by a more detailed description of each class and a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances. More detailed information as to each class of shares is set forth under "Purchase of Shares".

-------------------------------------------------------------------------------

                                            ACCOUNT
                                          MAINTENANCE   DISTRIBUTION         CONVERSION
 CLASS           SALES CHARGE/1/              FEE           FEE               FEATURE
---------------------------------------------------------------------------------------------
   A       Maximum 4.00% initial sales        No             No                  No
                 charge/2/, /3/
---------------------------------------------------------------------------------------------
   B         CDSC for a period of 4          0.25%         0.50%       B shares convert to D
         years, at a rate of 4.0% during                                shares automatically
         the first year, decreasing 1.0%                              after approximately ten
                annually to 0.0%                                              years/4/
---------------------------------------------------------------------------------------------
   C         1.0% CDSC for one year          0.25%         0.55%                 No
---------------------------------------------------------------------------------------------
   D       Maximum 4.00% initial sales
                    charge/3/                0.25%           No                  No
---------------------------------------------------------------------------------------------

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. Contingent deferred sales charges ("CDSCs") are imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC for one year. See "Class A" and "Class D" below.

(4) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

Class A:
            Class A shares of the Fund incur an initial sales charge when they are purchased and bear no ongoing distribution or account maintenance fees. Class A shares of the Fund are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares of the Fund. Eligible investors include certain retirement plans and participants in certain investment programs. In addition, Class A shares of the Fund will be offered to directors and employees of Merrill Lynch & Co., Inc. ("ML & Co.") and its subsidiaries (the term "subsidiaries", when used herein with respect to ML & Co., includes FAM, MLAM and certain other entities directly or indirectly wholly-owned and controlled by ML & Co.) and their directors and employees, and to members of the Boards of MLAM-advised mutual funds. The maximum initial sales charge is 4.00%, which is reduced for purchases of $25,000 and over and waived for purchases by certain retirement plans in connection with certain investment programs. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a 1.0% CDSC if the shares are redeemed within one year after purchase. Sales charges also are reduced under a right of accumulation which takes into account the investor's holdings of all classes of all MLAM-advised mutual funds. See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

Class B: Class B shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25%, an ongoing distribution fee of 0.50% of the Fund's average net assets attributable to the Class B shares and a CDSC if they are redeemed within four years of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired. Automatic conversion of Class B shares into Class D shares will occur at least once a month on the basis of the relative net asset values of the shares of the two classes on the conversion date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes. Shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The conversion period for dividend reinvestment shares, and the conversion and holding periods for certain retirement plans are modified as described under "Purchase of Shares--Deferred Sales Charge Alternatives-- Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

Class C: Class C shares do not incur a sales charge when they are purchased, but they are subject to an ongoing account maintenance fee of 0.25% and an ongoing distribution fee of 0.55% of the Fund's average net assets attributable to Class C shares. Class C shares are also subject to a CDSC if they are redeemed within one year of purchase. Although Class C shares are subject to a 1.0% CDSC for only one year (as compared to four years for Class B), Class C shares have no conversion feature and, accordingly, an investor that purchases Class C shares will be subject to distribution fees that will be imposed on Class C shares for an indefinite period subject to annual approval by the Fund's Board of Directors and regulatory limitations.

Class D:
            Class D shares incur an initial sales charge when they are purchased and are subject to an ongoing account maintenance fee of 0.25% of the Fund's average net assets attributable to Class D shares. Class D shares are not subject to an ongoing distribution fee or any CDSC when they are redeemed. Purchases of $1,000,000 or more may not be subject to an initial sales charge but if the initial sales charge is waived, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. The schedule of initial sales charges and reductions for Class D shares is the same as the schedule for Class A shares, except that there is no waiver for purchases by retirement plans in connection with certain investment programs. Class D shares also will be issued upon conversion of Class B shares as described above under "Class B". See "Purchase of Shares--Initial Sales Charge Alternatives--Class A and Class D Shares".

  The following is a discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System that the investor believes is most beneficial under his or her particular circumstances.

  Initial Sales Charge Alternatives. Investors who prefer an initial sales charge alternative may elect to purchase Class D shares or, if an eligible investor, Class A shares. Investors choosing the initial sales charge alternative who are eligible to purchase Class A shares should purchase Class
A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares. Investors qualifying for significantly reduced initial sales charges may find the initial sales charge alternative particularly attractive because similar sales charge reductions are not available with respect to the deferred sales charges imposed in connection with purchases of Class B or Class C shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time also may elect to purchase Class A or Class D shares, because over time the accumulated ongoing account maintenance and distribution fees on Class B or Class C shares may exceed the initial sales charge and, in the case of Class D shares, the account maintenance fee. Class A, Class B, Class C and Class D share holdings will count toward a right of accumulation which may qualify the investor for reduced initial sales charges on new initial sales charge purchases. In addition, the ongoing Class B and Class C account maintenance and distribution fees will cause Class B and Class C shares to have higher expense ratios, pay lower dividends and have lower total returns than the initial sales charge shares. The ongoing Class D account maintenance fees will cause Class D shares to have a higher expense ratio, pay lower dividends and have a lower total return than Class A shares.

  Deferred Sales Charge Alternatives. Because no initial sales charges are deducted at the time of purchase, Class B and Class C shares provide the benefit of putting all of the investor's dollars to work from the time the investment is made. The deferred sales charge alternatives may be particularly appealing to investors who do not qualify for a reduction in initial sales charges. Both Class B and Class C shares are subject to ongoing account maintenance fees and distribution fees; however, the ongoing account maintenance and distribution fees potentially may be offset to the extent any return is realized on the additional funds initially invested in Class B or Class C shares. In addition, Class B shares will be converted into Class D shares of the Fund after a conversion period of approximately eight years, and thereafter investors will be subject to lower ongoing fees.

  Certain investors may elect to purchase Class B shares if they determine it to be the most advantageous to have all of their funds invested initially and intend to hold their shares for an extended period of time. Investors in Class B shares should take into account whether they intend to redeem their shares within the CDSC period and, if not, whether they intend to remain invested until the end of the conversion period and thereby take advantage of the reduction in ongoing fees resulting from the conversion into Class D shares. Other investors, however, may elect to purchase Class C shares if they determine that it is advantageous to have all of their assets invested initially and they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds. Although Class C shareholders are subject to a shorter CDSC period at a lower rate, they forgo the Class B Conversion feature, making their investment subject to account maintenance and distribution fees for an indefinite period of time. In addition, while both Class B and Class C distribution fees are subject to the limitations on asset-based sales charges imposed by the NASD, the Class B distribution fees are further limited under a voluntary waiver of asset-based sales charges. See "Purchase of Shares--Limitations on the Payment of Deferred Sales Charges".

                              FINANCIAL HIGHLIGHTS

  The financial information in the table below has been audited in conjunction with the annual audits of the financial statements of the Fund by Deloitte & Touche LLP, independent auditors. Financial statements and the independent auditors' report thereon for the fiscal year ended August 31, 1995, are included in the Statement of Additional Information. Class A shares of the Fund outstanding as of October 21, 1994 were redesignated Class D shares on such date, and the Fund commenced offering shares of a new Class A having different characteristics. Financial information prior to October 21, 1994 is not presented for the new Class A or for Class C shares since no shares of those classes were publicly issued before that date. Further information about the performance of the Fund is contained in the Fund's most recent annual report to shareholders which may be obtained, without charge, by calling or by writing the Company at the telephone number or address on the front cover of this Prospectus.

  The following per share data and ratios have been derived from information provided in the financial statements.

                            CLASS A                       CLASS B                           CLASS C
                          -----------  -------------------------------------------------  -----------
                            FOR THE                                           FOR THE       FOR THE
                            PERIOD                                             PERIOD       PERIOD
                          OCTOBER 21,                                       DECEMBER 23,  OCTOBER 21,
                           1994+ TO                                           1991+ TO     1994+ TO
                          AUGUST 31,    FOR THE YEAR ENDED AUGUST 31,        AUGUST 31,   AUGUST 31,
                          -----------  -----------------------------------  ------------  -----------
                            1995++       1995++       1994         1993         1992        1995++
                          -----------  ----------  ----------   ----------  ------------  -----------
INCREASE (DECREASE) IN
 NET ASSET VALUE:
PER SHARE OPERATING PER-
 FORMANCE:
Net asset value, begin-
 ning of period.........   $   9.16    $     9.41  $    10.14   $     9.92   $     9.92     $  9.16
                           --------    ----------  ----------   ----------   ----------     -------
Investment income--net..        .58           .60         .48          .52          .44         .51
Realized and unrealized
 gain (loss) on
 investments--net.......        .45           .20        (.73)         .22          --          .45
                           --------    ----------  ----------   ----------   ----------     -------
Total from investment
 operations.............       1.03           .80        (.25)         .74          .44         .96
                           --------    ----------  ----------   ----------   ----------     -------
Less dividends and dis-
 tributions:
Investment income--net..      (.58)          (.60)       (.48)        (.52)        (.44)       (.51)
Realized gain on invest-
 ments--net.............        --            --          --           --           --          --
                           --------    ----------  ----------   ----------   ----------     -------
Total dividends and dis-
 tributions.............       (.58)         (.60)       (.48)        (.52)        (.44)       (.51)
                           --------    ----------  ----------   ----------   ----------     -------
Net asset value, end of
 period.................   $   9.61    $     9.61  $     9.41   $    10.14   $     9.92     $  9.61
                           ========    ==========  ==========   ==========   ==========     =======
TOTAL INVESTMENT RE-
 TURN:**
Based on net asset value
 per share..............      11.56%#        8.91%      (2.55)%       7.80%        4.54%#     10.80%#
                           ========    ==========  ==========   ==========   ==========     =======
RATIOS TO AVERAGE NET
 ASSETS:
Expenses, excluding
 account maintenance and
 distribution fees......        .64%*         .66%        .58 %        .55%         .58%*       .67%*
                           --------    ----------  ----------   ----------   ----------     -------
Expenses................        .64%*        1.41%       1.33 %       1.30%        1.33%*      1.47%*
                           --------    ----------  ----------   ----------   ----------     -------
Investment income--net..       7.21%*        6.39%       4.90 %       5.27%        6.45%*      6.28%*
                           --------    ----------  ----------   ----------   ----------     -------
SUPPLEMENTAL DATA:
Net assets, end of pe-
 riod (in thousands)....   $223,237    $1,262,985  $1,497,358   $2,151,917   $1,921,893     $15,621
                           ========    ==========  ==========   ==========   ==========     =======
Portfolio turnover......     260.34%       260.34%     322.68 %     224.35%      230.83%     260.34%
                           ========    ==========  ==========   ==========   ==========     =======

--------

 + Commencement of Operations.

++ Based on average outstanding shares for the period.


 # Aggregate total investment return.
 * Annualized.
** Total investment returns exclude the effects of sales loads.

                                                  CLASS D
---------------------------------------------------------------------------------------------------------------------




                                       FOR THE YEAR ENDED AUGUST 31,
---------------------------------------------------------------------------------------------------------------------
 1995++      1994         1993        1992        1991        1990        1989        1988        1987        1986
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
$   9.41  $    10.14   $     9.92  $     9.66  $     9.28  $     9.28  $     9.15  $     9.27  $    10.19  $     9.84
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     .64         .52          .57         .70         .81         .86         .87         .84         .80         .91
     .20        (.73)         .22         .26         .38         --          .13        (.12)       (.56)        .70
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     .84        (.21)         .79         .96        1.19         .86        1.00         .72         .24        1.61
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    (.64)       (.52)        (.57)       (.70)       (.81)       (.86)       (.87)       (.84)       (.80)       (.91)
     --          --           --          --          --          --          --          --         (.36)       (.35)
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    (.64)       (.52)        (.57)       (.70)       (.81)       (.86)       (.87)       (.84)      (1.16)      (1.26)
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
$   9.61  $     9.41   $    10.14  $     9.92  $     9.66  $     9.28  $     9.28  $     9.15  $     9.27  $    10.19
========  ==========   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
    9.48%      (2.06)%       8.35%      10.16%      13.40%       9.61%      11.48%       8.02%       2.83%      17.39%
========  ==========   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
     .64%        .58 %        .54%        .57%        .60%        .59%        .58%        .53%        .47%        .50%
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
     .89%        .83 %        .79%        .80%        .78%        .77%        .74%        .69%        .61%        .65%
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
    6.91%       5.41 %       5.80%       7.17%       8.62%       9.19%       9.49%       9.18%       8.26%       8.97%
--------  ----------   ----------  ----------  ----------  ----------  ----------  ----------  ----------  ----------
$976,161  $1,356,979   $1,836,100  $2,048,037  $2,230,619  $2,353,328  $2,751,814  $3,533,843  $5,717,570  $6,663,952
========  ==========   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========
  260.34%     322.68 %     224.35%     230.83%     311.04%     324.74%     363.53%     292.68%     205.21%     299.33%
========  ==========   ==========  ==========  ==========  ==========  ==========  ==========  ==========  ==========

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high current return through investments in U.S. Government and Government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securities. This investment objective is a fundamental policy of the Fund which may not be changed without a vote of a majority of the outstanding shares of the Fund. The Fund may seek to enhance its return through the use of certain portfolio strategies involving options and to hedge its portfolio through the use of options and futures transactions. The hedging strategies are intended to reduce volatility in the net asset value of Fund shares. The Fund's portfolio strategies are not fundamental policies and may be modified by the Trustees of the Fund without the approval of the Fund's shareholders.

  The portfolio securities in which the Fund may invest are marketable securities issued or guaranteed by the United States Government, by various agencies of the United States Government and by various instrumentalities which have been established or sponsored by the United States Government ("U.S. Government securities"). Certain of these obligations, including U.S. Treasury bills, notes and bonds and securities of GNMA and the Federal Housing Administration ("FHA"), are issued or guaranteed by the U.S. Government and supported by the full faith and credit of the United States. Other U.S. Government securities are issued or guaranteed by Federal agencies or government-sponsored enterprises and are not direct obligations of the United States but involve sponsorship or guarantees by Government agencies or enterprises. These obligations include securities that are supported by the right of the issuer to borrow from the Treasury, such as obligations of Federal Home Loan Banks, and securities that are supported only by the credit of the instrumentality, such as Federal National Mortgage Association ("FNMA") bonds. Because the U.S. Government is not obligated to provide support to its instrumentalities, the Fund will invest in obligations issued by these instrumentalities where the Fund is satisfied that the credit risk with respect to the issuers is minimal. In addition, the Fund may invest up to 5% of its assets in obligations issued or guaranteed by the International Bank for Reconstruction and Development, an international organization of which the United States is a member country.

  The Fund has authority to invest in all U.S. Government securities. It is anticipated that under certain circumstances as described below, a significant portion of its portfolio of U.S. Government securities may consist of GNMA mortgage-backed certificates ("GNMA Certificates") and other U.S. Government securities representing ownership interests in mortgage pools. For a description of GNMA Certificates and other eligible securities representing interests in mortgage pools, see "GNMA Certificates and Other Mortgage-Backed Government Securities" below. Determinations as to the types of U.S. Government securities held by the Fund will be made by the Manager. The Manager's decisions will be based on, among other factors, the relative yields of the various types of U.S. Government securities, its assessment of future interest rate patterns and the desirability of holding U.S. Government securities on which it may write covered options, as described below.

  The Fund is not limited as to the maturities of its portfolio investments and may take full advantage of the entire range of maturities offered by U.S. Government securities. The Manager may adjust the average maturity of the Fund's portfolio from time to time, depending on its assessment of the relative yields available on securities of different maturities and its assessment of future interest rate patterns. Thus, at various times the average maturity of the portfolio may be relatively short (from under one year to five years, for example) and at other times may be relatively long (over 10 years, for example).

  In as much as the Fund invests in fixed-income securities, it is important to note that the Fund's net asset value may fall when interest rates rise and rise when interest rates fall. In general, fixed-income securities with longer maturities will be subject to greater volatility resulting from interest rate fluctuations than will fixed-income securities with shorter maturities. In as much as the Fund invests in mortgage-backed securities, however, it is also important to note that the Fund's net asset value may also fall when interest rates fall to the extent the Fund's holdings expose the Fund to prepayment risk. See "GNMA Certificates and Other Mortgage-Backed Government Securities" below.

GNMA CERTIFICATES AND OTHER MORTGAGE-BACKED GOVERNMENT SECURITIES

  GNMA Certificates are mortgage-backed securities of the modified pass-through type, which means that both interest and principal payments (including prepayments) are passed through monthly to the holder of the Certificate. The National Housing Act provides that the full faith and credit of the United States is pledged to the timely payment of principal and interest by GNMA of amounts due on these GNMA Certificates. Each Certificate evidences an interest in a specific pool of mortgage loans insured by the FHA or the Farmers Home Administration or guaranteed by the Veterans Administration ("VA"). GNMA is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development.

  The average life of GNMA Certificates varies with the maturities of the underlying mortgage instruments which have maximum maturities of 30 years. The average life is likely to be substantially less than the original maturity of the mortgage pools underlying the securities as a result of prepayments or refinancing of such mortgages. Such prepayments are passed through to the registered holder with the regular monthly payments of principal and interest. In addition, GNMA offers a pass-through security backed by adjustable-rate mortgages. As prepayment rates vary widely, it is not possible to predict accurately the average life of a particular pool. The actual yield of each GNMA Certificate is influenced by the prepayment experience of the mortgage pool underlying the certificate.

  In addition to GNMA Certificates, the Fund may invest in mortgage-backed securities issued by FNMA and by the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA, a federally-chartered and privately-owned corporation, issues pass-through securities and certificates representing an interest in a pool of FNMA pass-through securities which are guaranteed as to payment of principal and interest by FNMA. FHLMC, a corporate instrumentality of the United States, issues participation certificates which represent an interest in mortgages from FHLMC's portfolio and securities representing an interest in a pool of FHLMC participation certificates. FHLMC guarantees the timely payment of interest and the ultimate collection of principal. As is the case with GNMA Certificates, the actual maturity of and realized yield on particular FNMA and FHLMC mortgage-backed securities will vary based on the prepayment experience of the underlying pool of mortgages. Securities guaranteed by FNMA and FHLMC are not backed by the full faith and credit of the United States.

  Mortgage-backed U.S. Government securities typically provide a higher potential for current income than other types of U.S. Government securities; however, U.S. Treasury bills, notes and bonds typically provide a higher potential for capital appreciation than mortgage-backed securities.

  Payments of principal of and interest on mortgage-backed securities are made more frequently than are payments on conventional debt securities. In addition, holders of mortgage-backed securities may receive unscheduled payments of principal at any time representing prepayments on the underlying mortgage loans or financial assets. Such prepayments may usually be made by the related obligor without penalty.

Prepayment rates are affected by changes in prevailing interest rates and numerous other economic, geographic, social and other factors. Changes in the rate of prepayments will generally affect the yield to maturity of the security. Moreover, when the holder of the security attempts to reinvest prepayments or even the scheduled payments of principal and interest, it may receive a rate of interest which is higher or lower than the rate on the mortgage-backed securities originally held. To the extent that mortgage-backed securities are purchased at a premium, mortgage foreclosures and principal prepayments may result in a loss to the extent of the premium paid. If such securities are bought at a discount, both scheduled payments of principal and unscheduled prepayments will increase current and total returns and will accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income.

OPTIONS AND FUTURES PORTFOLIO STRATEGIES

  The Fund may seek to increase its return through the use of options on the underlying securities and may hedge all or a portion of its portfolio investments against fluctuations in interest rates through the use of options, interest rate futures and options on interest rate futures. While the Fund's use of hedging strategies is intended to reduce the volatility of the net asset value of Fund shares, the Fund's net asset value will fluctuate. The Fund may only engage in hedging activities from time to time and may not necessarily be engaging in hedging activities when movements in interest rates occur. Reference is made to the Statement of Additional Information for further information concerning these strategies. There can be no assurance that the Fund's hedging transactions will be effective.

  Although certain risks are involved in options and futures transactions (as discussed below in "Risk Factors in Options and Futures Transactions"), the Manager believes that, because the Fund will write only covered options on portfolio securities and engage in other options and futures transactions only for hedging purposes, the options and futures portfolio strategies of the Fund will not subject the Fund to the risks frequently associated with the speculative use of options and futures transactions. Tax requirements may limit the Fund's ability to engage in the hedging transactions and strategies described below. See "Additional Information--Taxes".

  The Fund has undertaken with two state securities authorities that, so long as its securities are registered for sale in those states, the Fund will not
(i) purchase put or call options on U.S. Government securities or (ii) purchase or sell interest rate futures contracts or related options if, as a result of such transactions, the sum of premiums paid for options currently outstanding which are held by the Fund and margin deposits on the Fund's existing futures contracts and related options would exceed 5% of the total assets of the Fund. The Fund has also undertaken to one of such authorities that it will not write covered put options on U.S. Government securities if as a result it would have more than 50% of its total assets subject to being invested upon the exercise of such put options.

  The Fund has adopted a policy pursuant to which it will not write any covered put options on U.S. Government securities if as a result the Fund would then have more than 50% of its total assets (taken at market value) subject to being invested upon the exercise of put options. This policy may be amended without the approval of the Fund's shareholders.

  The following is a description of the options and futures transactions in which the Fund may engage, limitations on the use of such transactions and risks associated therewith.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund in return for a premium gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of contract. The principal reason for writing call options is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option exercise price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a partial hedge against the price of the underlying security declining.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option, it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities denominated in U.S. dollars or non-U.S. currencies with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written. The Fund will not write put options if the aggregate value of the obligations underlying the put shall exceed 50% of the Fund's net assets.

  The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security or currency (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts that any person may trade on a particular trading day. The Manager does not believe that these trading and position limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

  Purchase of Options. The Fund is authorized to purchase put options to hedge against a decline in the market value of its securities. By buying a put the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put expires. The amount of any appreciation in the value of the underlying security will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction costs. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of any offsetting sale of an identical option proper to the expiration of the option it has purchased.

  In certain circumstances, the Fund may purchase call options on securities held in its portfolio or which it intends to purchase and on which it has written call options.

  Options on GNMA Certificates. The following information relates to unique characteristics of options on GNMA Certificates. Since the remaining principal balance of GNMA Certificates declines each month as a result of mortgage payments, the Fund, as a writer of a GNMA call holding GNMA Certificates as "cover" to satisfy its delivery obligation in the event of exercise, may find that the GNMA Certificates it holds no longer have a sufficient remaining principal balance for this purpose. Should this occur, the Fund will purchase additional GNMA Certificates from the same pool (if obtainable) or other GNMA Certificates in the cash market in order to maintain its "cover".

  A GNMA Certificate held by the Fund to cover an option position in any but the nearest expiration month may cease to represent cover for the option in the event of a decline in the GNMA coupon rate at which new pools are originated under the FHA/VA loan ceiling in effect at any given time. If this should occur, the Fund will no longer be covered, and the Fund will either enter into a closing purchase transaction or replace such Certificate with a certificate which represents cover. When the Fund closes its position or replaces such Certificate, it may realize an unanticipated loss and incur transaction costs.

  Over-the-Counter Options. The Fund may engage in options transactions on exchanges and in the over-the-counter markets. Exchange-traded options are third-party contracts (i.e., performance of the parties' obligations is guaranteed by an exchange or clearing corporation) which, in general, have standardized strike prices and expiration dates. Over-the-counter options transactions ("OTC options") are two-party contracts with price and terms negotiated by the buyer and seller. The Fund will acquire only those OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers (one of which will be from an entity other than a party to the option). The Fund will engage in OTC options only with member banks of the Federal Reserve System and primary dealers in U.S. Government securities or their affiliates which have capital of at least $50 million or whose obligations are guaranteed by an entity having capital of at least $50 million.

  The staff of the Securities and Exchange Commission (the "Commission") has taken the position that purchased OTC options and the assets used as cover for written OTC options are illiquid securities. Therefore, the Fund has adopted an investment policy pursuant to which it will not purchase or sell OTC options (including OTC options on futures contracts) if, as a result of such transaction, the sum of the market value of OTC options currently outstanding which are held by the Fund, the market value of the underlying securities covered by OTC call options currently outstanding which were sold by the Fund (except as provided below) and the market value of all other assets of the Fund which are illiquid or are not otherwise readily marketable exceed 10% of the total assets of the Fund, taken at market value. However, if the OTC option is sold by the Fund to a primary U.S. Government securities dealer recognized by the Federal Reserve Bank of New York and the Fund has the unconditional contractual right to repurchase such OTC option from the dealer at a predetermined price, then the Fund will treat as illiquid such amount of the underlying securities as is equal to the repurchase price less the amount by which the option is "in-the-money" (i.e., current market value of the underlying security minus the option's strike price). The repurchase price with the primary dealers is typically a formula price which is generally based on a multiple of the premium received for the option, plus the amount by which the option is "in-the-money". This policy is not a fundamental policy of the Fund and may be amended by the Trustees of the Fund without the approval of the Fund's shareholders. However, the Fund will not change or modify this policy prior to the change or modification by the Commission staff of its position.

  Interest Rate Futures Contracts. The Fund may purchase and sell interest rate futures contracts ("futures contracts") as a hedge against adverse changes in interest rates as described below. A futures contract is an agreement between two parties which obligates the purchaser of the futures contract to buy and the seller of a futures contract to sell a specified amount of a commodity, such as a type of securities contract for a set price on a future date. The specific securities bought or sold, respectively, at the settlement date, are not determined until at or near that date. The determination is in accordance with the rules of the exchange on which the futures contract sale or purchase was made. With respect to U.S. Government securities, currently there are futures contracts based on long-term U.S. Treasury bonds, U.S. Treasury notes, GNMA Certificates and three-month U.S. Treasury bills.

  The Fund may sell futures contracts in anticipation of or during an increase in the general level of interest rates in the U.S. economy. Generally, as interest rates rise, the market value of the U.S. Government securities held by the Fund will fall, thus reducing the net asset value of the Fund. As interest rates rise, however, the value of the Fund's short position in the futures contract will also tend to increase, thus offsetting all or a portion of the depreciation in the market value of the Fund's investments that are being hedged. While the Fund will incur commission expenses in selling and closing out futures positions, these commissions are generally less than the transaction expenses which the Fund would have incurred had the Fund sold portfolio securities in order to reduce its exposure to increases in interest rates. The Fund also may purchase financial futures contracts in anticipation of a decline in interest rates when it is not fully invested in the U.S. Government securities market to gain market exposure that may in part or entirely offset an increase in the cost of U.S. Government securities it intends to purchase.

  The Manager does not consider purchases of futures contracts to be a speculative practice under these circumstances. It is anticipated that in a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, whether the long position is the purchase of a futures contract or the purchase of a call option or the writing of a put option on a future, but under certain circumstances (e.g., the Fund experiences a significant amount of redemptions or market conditions change), a long futures position may be terminated without the corresponding purchase of securities.

  Options on Futures Transactions. The Fund may purchase and write call and put options on futures contracts in connection with its hedging strategies. Generally, hedging strategies would be employed under the same market conditions in which the Fund enters into futures contracts. The Fund may purchase put options or write call options on futures contracts rather than selling the underlying futures contract in anticipation of an increase in interest rates. Similarly, the Fund may purchase call options or write put options on futures contracts as a substitute for the purchase of such futures to hedge against the increased cost resulting from a decline in interest rates of U.S. Government securities which the Fund intends to purchase. In a substantial majority of transactions in which the Fund purchases call options or writes put options, the Fund will purchase an equivalent amount of U.S. Government securities on the termination of the options positions but such positions may be terminated without corresponding purchases when, in the judgment of the Manager, changing market conditions warrant.

  Risk Factors in Options and Futures Transactions. Utilization of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities that are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, the Fund will experience a gain or loss which will not be completely offset by movements of the price of the debt securities that are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options and options on futures contracts involve similar risks.

  The Fund intends to enter into options and futures transactions, on an exchange or in the over-the-counter market, only if there appears to be a liquid secondary market for such options or futures or, in the case of over-the-counter transactions, management believes the Fund can receive on each business day at least two independent bids or offers. There can be no assurance, however, that a liquid secondary market will exist at any specific time. Thus, it may not be possible to close an options or futures transaction. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to hedge effectively its portfolio. There is also the risk of loss by the Fund of margin deposits or collateral in the event of bankruptcy of a broker with whom the Fund had an open position in an option, a futures contract or related option.

  The liquidity of a secondary market in a futures contract may be adversely affected by "daily price fluctuation limits" established by commodity exchanges which limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached in the contract, no trades may be entered into at a price beyond the limit, thus preventing the liquidation of open futures positions. Prices have in the past moved the daily limit on a number of consecutive trading days.

  Reference is made to the Statement of Additional Information concerning additional risk factors with respect to the Fund's options and futures strategies.

  Restrictions on Use of Futures Transactions. Under regulations of the Commodity Futures Trading Commission ("CFTC"), the futures trading activity described herein will not result in the Fund being deemed a "commodity pool," as defined under such regulations, provided that the Fund adheres to certain restrictions. In particular, the Fund may purchase and sell futures contracts and options thereon (i) for bona fide hedging purposes, and (ii) for non-hedging purposes, if the aggregate initial margin and premiums required to establish positions in such contracts and options does not exceed 5% of the liquidation value of the Fund's portfolio, after taking into account unrealized profits and unrealized losses on any such contracts and options. Margin deposits may consist of cash or securities acceptable to the broker and the relevant contract market.

  When the Fund purchases an interest rate futures contract, or writes a put option or purchases a call option thereon, an amount of cash and cash equivalents will be deposited in a segregated account with the Fund's custodian so that the amounts so segregated, plus the amount of initial and variation margin held in the account of its broker, equals the market value of the futures contract, thereby ensuring that the use of such futures is unleveraged.

  The Fund has obtained an order from the Commission exempting it from certain provisions of the Investment Company Act in connection with transactions involving futures contracts and options thereon. For further information concerning such regulatory relief, see the Statement of Additional Information.

OTHER INVESTMENT PRACTICES

  When-Issued Securities and Delayed Delivery Transactions. The Fund may purchase U.S. Government securities on a when-issued basis, and it may purchase or sell U.S. Government securities for delayed delivery. These transactions occur when securities are purchased or sold by the Fund with payment and delivery taking place in the future to secure what is considered an advantageous yield and price to the Fund at the time of entering into the transaction. The Fund will maintain a segregated account with its custodian of cash or liquid U.S. Government obligations in an aggregate amount equal to the amount of its commitments in connection with such purchase transactions.

  Stripped Mortgage-Backed Securities. The Fund may invest in stripped mortgage-backed securities ("SMBSs") issued by agencies or instrumentalities of the United States. SMBSs are derivative multiclass mortgage-backed securities. SMBS arrangements commonly involve two classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common variety of SMBS is where one class (the principal-only or PO class) receives some of the interest and most of the principal from the underlying assets, while the other class (the interest-only or IO class) receives most of the interest and the remainder of the principal. In the most extreme case, the IO class receives all of the interest, while the PO class receives all of the principal. While the Fund may purchase securities of a PO class, it is more likely to purchase the securities of an IO class. The yield to maturity of an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying assets, and a rapid rate of principal payments in excess of that considered in pricing the securities will have a material adverse effect on an IO security's yield to maturity. If the underlying mortgage assets experience greater than anticipated payments of principal, the Fund may fail to recoup fully its initial investment in IOs. In addition, there are certain types of IOs which represent the interest portion of a particular class as opposed to the interest portion of the entire pool. The sensitivity of this type of IO to interest rate fluctuations may be increased because of the characteristics of the principal portion to which they relate. As a result of the above factors, the Fund generally will purchase IOs only as a component of so-called "synthetic" securities. This means that purchases of IOs will be matched with certain purchases of other securities, such as POs, inverse floating rate CMOs or fixed rate securities; as interest rates fall, presenting a greater risk of unanticipated prepayments of principal, the negative effect on the Fund because of its holdings of IOs should be diminished somewhat because of the increased yield on the inverse floating rate CMOs or the increased appreciation on the POs or fixed rate securities. IOs and POs are considered by the staff of the Securities and Exchange Commission to be illiquid securities and, consequently, the Fund will not invest in IOs or POs in an amount which, taken together with the Fund's other investments in illiquid securities, exceeds 5% of the Fund's net assets.

  Short Sales. The Fund may from time to time make short sales. These transactions will involve either short sales of securities retained in the Fund's portfolio or securities which it has the right to acquire without the payment of further consideration (a short sale "against the box").

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in U.S. Government securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The Fund may not invest in repurchase agreements maturing in more than seven days if, as a result, more than 10% of the Fund's net assets would be invested in illiquid securities, including such repurchase agreements. In the event of default by the seller under a repurchase agreement, the Fund may suffer time delays and incur costs or possible losses in connection with the disposal of the collateral.

  Lending of Portfolio Securities. The Fund may lend portfolio securities, with a value not in excess of 33 1/3% of its total assets, to brokers, dealers and financial institutions and receive collateral in cash or U.S. Government securities which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. During the period of the loan, the Fund receives the income on loaned securities and a loan fee and thereby increases its yield.

  Borrowing of Money. The Fund may not borrow money to purchase portfolio securities. However, the Fund may borrow from banks as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at market value) of its total assets and pledge its assets to secure such borrowings. The Fund will not purchase portfolio securities while any borrowings are outstanding.

PORTFOLIO TRANSACTIONS

  The U.S. Government securities in which the Fund invests are traded primarily in the over-the-counter market. Where possible, the Fund will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Such portfolio securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. Securities firms may receive brokerage commissions on certain portfolio transactions, including options, futures and options on futures transactions and the purchase and sale of underlying securities upon exercise of options. The Fund has no obligation to deal with any broker in the execution of transactions in portfolio securities. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless a permissive order allowing such transactions is obtained from the Commission. Affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange and in over-the-counter transactions conducted on an agency basis.

INVESTMENT RESTRICTIONS

  In addition to the investment policies described in this section, the Fund's investment activities are subject to further restrictions that are described in the Statement of Additional Information. Investment restrictions and policies which are fundamental policies may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose and under the Investment Company Act means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50% of the outstanding shares). Among its fundamental policies, the Fund may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

  Investment restrictions and policies that are non-fundamental policies may be changed by the Board of Trustees without shareholder approval. As a non-fundamental restriction, the Fund may not borrow amounts in excess of 10% of its total assets, taken at market value, and then only from banks as a temporary measure for extraordinary or emergency purposes such as the redemption of Fund shares. As a non-fundamental policy, the Fund will not invest in securities which cannot readily be resold because of legal or contractual restrictions or which are not otherwise readily marketable, including repurchase agreements and purchase and sale contracts maturing in more than seven days, if, regarding all such securities, more than 15% of its total assets (or 10% of its total assets as presently required by certain state laws) taken at market value would be invested in such securities. Notwithstanding the foregoing, the Fund may purchase without regard to this limitation securities that are not registered under the Securities Act, but that can be offered and sold to "qualified institutional buyers" under Rule 144A under the Securities Act, provided that the Fund's Board of Trustees continuously determines, based on the trading markets for the specific Rule 144A security, that it is liquid.



PORTFOLIO TURNOVER

  The Manager will effect portfolio transactions without regard to holding period, if, in its judgment, such transactions are advisable in light of a change in circumstances in general market, economic or financial conditions. As a result of its investment policies, the Fund may engage in a substantial number of portfolio transactions. High portfolio turnover involves correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions, which are borne directly by the Fund. See "Additional Information--Taxes" and "Portfolio Transactions and Brokerage" in the Statement of Additional Information.

                             MANAGEMENT OF THE FUND

TRUSTEES

  The Trustees of the Fund consist of six individuals, five of whom are not "interested persons" of the Fund as defined in the Investment Company Act. The Trustees of the Fund are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the Investment Company Act.

  The Trustees of the Fund are:

    Arthur Zeikel*--President of the Manager and MLAM; President and Director of Princeton Services, Inc. ("Princeton Services"); Executive Vice President of ML&Co.; Director of the Distributor.

    Joe Grills--Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA"); Member of CIEBA's Executive Committee; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company and LaSalle Street Fund.

    Walter Mintz--Special Limited Partner of Cumberland Associates (investment partnership).

    Melvin R. Seiden--President of Silbanc Properties, Ltd. (real estate, investment and consulting).

    Stephen B. Swensrud--Principal of Fernwood Associates (financial consultants).

    Harry Woolf**--Member of the editorial board of Interdisciplinary Science Reviews; Director, Alex. Brown Mutual Funds, Advanced Technology Laboratories, Family Health International and SpaceLabs Medical (medical equipment manufacturing and marketing).
--------
*Interested person, as defined in the Investment Company Act, of the Fund.

**Mr. Woolf is retiring from the Board of Trustees as of December 31, 1995 pursuant to the Fund's retirement policy.

MANAGEMENT AND ADVISORY ARRANGEMENTS

  The Manager acts as the investment adviser for the Fund and provides the Fund with management services pursuant to an investment management agreement (the "Management Agreement"). The Manager is owned and controlled by ML&Co., a financial services holding company and the parent of Merrill Lynch. The Manager or an affiliate, MLAM, acts as the investment adviser for more than 125 registered investment companies and provides investment advisory advice to individuals and institutions. As of November 30, 1995, the Manager and MLAM had a total of approximately $194.2 billion in investment company and other portfolio assets under management.

  Subject to the direction of the Trustees, the Manager is responsible for the actual management of the Fund's portfolio and constantly reviews the Fund's holdings in light of its own research analysis and that from other relevant sources. The responsibility for making decisions to buy, sell or hold a particular security rests with the Manager. The Manager performs certain other administrative services and provides all the office space, facilities, equipment and necessary personnel for management of the Fund.

  As compensation for its services, the Manager receives from the Fund at the end of each month a fee at the annual rate of 0.50% of the portion of the Fund's average daily net assets not exceeding $500 million, with a fee reduction at several breakpoints for net assets in excess of $500 million. Effective November 1, 1986, the Manager agreed to a further reduction in the management fee by lowering the net asset level at which the minimum fee rate would be charged, and effective November 22, 1991, the Management Agreement was amended to incorporate this reduction in the management fee. For the fiscal year ended August 31, 1995, the fee paid by the Fund to the Manager was $11,490,071 (based upon average net assets of approximately $2.6 billion) and the effective fee rate was .44%. At November 30, 1995, the Fund had net assets of approximately $2.4 billion. At this asset level, the effective fee rate under the Management Agreement is .40% of the Fund's average daily net assets, and the annual management fee would aggregate approximately $9.8 million.

  The Management Agreement obligates the Fund to pay certain expenses incurred in its operations, including, among other things, the management fee, legal and audit fees, unaffiliated Trustees' fees and expenses, registration fees, custodian and transfer agency fees, accounting and pricing costs, and certain of the costs of printing proxies, shareholder reports, prospectuses and statements of additional information. Accounting services are provided to the Fund by the Manager and the Fund reimburses the Manager for its costs in connection with such services. For the fiscal year ended August 31, 1995, the reimbursement for such services aggregated $410,006. For the fiscal year ended August 31, 1995, the ratio of total expenses to average net assets was 1.41% for the Class B shares and .89% for the Class D shares. For the period
October 21, 1994 (commencement of operations) to August 31, 1995, the annualized ratio of total expenses to average net assets was .64% for the Class A shares and 1.47% for the Class C shares.

  Gregory Mark Maunz is primarily responsible for the day-to-day management of the Fund's portfolio. Mr. Maunz is a Vice President of the Fund and has been a Vice President of the Manager since 1985.

CODE OF ETHICS

  The Board of Trustees of the Fund has adopted a Code of Ethics pursuant to Rule 17j-1 under the Investment Company Act which incorporates the Code of Ethics of the Manager (together, the "Codes").

The Codes significantly restrict the personal investing activities of all employees of the Manager and, as described below, impose additional, more onerous, restrictions on fund investment personnel.

  The Codes require that all employees of the Manager preclear any personal securities investment (with limited exceptions, such as government securities). The preclearance requirement and associated procedures are designed to identify any substantive prohibition or limitation applicable to the proposed investment. The substantive restrictions applicable to all employees of the Manager include a ban on acquiring any securities in a "hot" initial public offering and a prohibition from profiting on short-term trading in securities. In addition, no employee may purchase or sell any security which at the time is being purchased or sold (as the case may be), or to the knowledge of the employee is being considered for purchase or sale, by any fund advised by the Manager. Furthermore, the Codes provide for trading "blackout periods" which prohibit trading by investment personnel of the Fund within periods of trading by the Fund in the same (or equivalent) security (15 or 30 days depending upon the transaction).

TRANSFER AGENCY SERVICES

  Merrill Lynch Financial Data Services, Inc. (formerly known as Financial Data Services, Inc.) (the "Transfer Agent"), which is a wholly-owned subsidiary of ML & Co., acts as the Fund's transfer agent pursuant to a transfer agency, dividend disbursing agency and shareholder servicing agency agreement (the "Transfer Agency Agreement"). Pursuant to the Transfer Agency Agreement, the Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening and maintenance of shareholder accounts. Pursuant to the Transfer Agency Agreement, the Fund pays the Transfer Agent a fee of $11.00 per Class A or Class D shareholder account and $14.00 per Class B or Class C shareholder account and is entitled to reimbursement for out-of-pocket expenses incurred by the Transfer Agent under the Transfer Agency Agreement. For the fiscal year ended August 31, 1995, the total fee paid by the Fund to the Transfer Agent pursuant to the Transfer Agency Agreement was $3,516,358. At November 30, 1995, the Fund had 30,342 Class A shareholder accounts, 77,828 Class B shareholder accounts, 976 Class C shareholder accounts and 60,973 Class D shareholder accounts. At this level of accounts, the annual fee payable to the Transfer Agent would aggregate approximately $2,107,721 plus out-of-pocket expenses.

                               PURCHASE OF SHARES

  Merrill Lynch Funds Distributor, Inc. (the "Distributor"), an affiliate of both the Manager and Merrill Lynch, acts as the distributor of the shares of the Fund. Shares of the Fund are offered continuously for sale by the Distributor and other eligible securities dealers (including Merrill Lynch). Shares of the Fund may be purchased from securities dealers or by mailing a purchase order directly to the Transfer Agent. The minimum initial purchase is $1,000 and the minimum subsequent purchase is $50, except that for retirement plans the minimum initial purchase is $100 and the minimum subsequent purchase is $1. Different minimums may apply to purchases through the Merrill Lynch BlueprintSM Program. See "Purchase of Shares--Merrill Lynch BlueprintSM Program" in the Statement of Additional Information.

  The Fund offers its shares in four classes at a public offering price equal to the next determined net asset value per share plus sales charges imposed either at the time of purchase or on a deferred basis depending upon the class of shares selected by the investor under the Merrill Lynch Select Pricing SM System, as described below. The applicable offering price for purchase orders is based upon the net asset value of the Fund next determined after receipt of the purchase orders by the Distributor. As to purchase orders received by securities dealers prior to the close of business on the New York Stock Exchange (generally 4:00 p.m., New York time) which includes orders received after the close of business on the previous day, the applicable offering price will be based on the net asset value as of 15 minutes after the close of business on the New York Stock Exchange, on the day the orders are placed with the Distributor, provided the orders are received by the Distributor prior to 30 minutes after the close of business on the New York Stock Exchange on that day. If the purchase orders are not received prior to 30 minutes after the close of business on the New York Stock Exchange on that day, such orders shall be deemed received on the next business day. The Fund or the Distributor may suspend the continuous offering of the Fund's shares of any class at any time in response to conditions in the securities markets or otherwise and may thereafter resume such offering from time to time. Any order may be rejected by the Distributor or the Fund. Neither the Distributor nor the dealers are permitted to withhold placing orders to benefit themselves by a price change. Merrill Lynch may charge its customers a processing fee (presently $4.85) to confirm a sale of shares to such customers. Purchases directly through the Transfer Agent are not subject to the processing fee.

  The Fund issues four classes of shares under the Merrill Lynch Select Pricing SM System, which permits each investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances. Shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Investors should determine whether under their particular circumstances it is more advantageous to incur an initial sales charge or to have the entire initial purchase price invested in the Fund with the investment thereafter being subject to a contingent deferred sales charge and ongoing distribution fees. A discussion of the factors that investors should consider in determining the method of purchasing shares under the Merrill Lynch Select Pricing SM System is set forth under "Merrill Lynch Select Pricing SM System" on page 4.

  Each Class A, Class B, Class C and Class D share of the Fund represents identical interests in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. The deferred sales charges and account maintenance fees that are imposed on Class B and Class C shares, as well as the account maintenance fees that are imposed on Class D shares, are imposed directly against those classes and not against all assets of the Fund and, accordingly, such charges do not affect the net asset value of any other class or have any impact on investors choosing another sales charge option. Dividends paid by the Fund for each class of shares are calculated in the same manner at the same time and differ only to the extent that account maintenance and distribution fees and any incremental transfer agency costs relating to a particular class are borne exclusively by that class. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. See "Distribution Plans" below. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  Investors should understand that the purpose and function of the initial sales charges with respect to Class A and Class D shares are the same as those of the deferred sales charges with respect to Class B and Class C shares in that the sales charges applicable to each class provide for the financing of the distribution of the shares of the Fund. The distribution-related revenues paid with respect to a class will not be used to finance the distribution expenditures of another class. Sales personnel may receive different compensation for selling different classes of shares. Investors are advised that only Class A and Class D shares may be available for purchase through securities dealers, other than Merrill Lynch, which are eligible to sell shares.

  The following table sets forth a summary of the distribution arrangements for each class of shares under the Merrill Lynch Select Pricing SM System.

-------------------------------------------------------------------------------

                                         ACCOUNT
                                       MAINTENANCE DISTRIBUTION       CONVERSION
  CLASS        SALES CHARGE/1/             FEE         FEE              FEATURE
---------------------------------------------------------------------------------------
    A    Maximum 4.00% initial sales       No           No                No
                charge/2/, /3/
---------------------------------------------------------------------------------------
    B    CDSC for periods of 4 years,     0.25%       0.50%      B shares convert to D
         at a rate of 4.0% during the                            shares automatically
         first year, decreasing 1.0%                            after approximately ten
               annually to 0.0%                                        years/4/
---------------------------------------------------------------------------------------
    C       1.0% CDSC for one year        0.25%       0.55%               No
---------------------------------------------------------------------------------------
    D    Maximum 4.00% initial sales      0.25%         No                No
                  charge/3/
---------------------------------------------------------------------------------------

--------
(1) Initial sales charges are imposed at the time of purchase as a percentage of the offering price. CDSCs may be imposed if the redemption occurs within the applicable CDSC time period. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed.
(2) Offered only to eligible investors. See "Initial Sales Charge Alternatives--Class A and Class D Shares--Eligible Class A Investors".

(3) Reduced for purchases of $25,000 or more and waived for purchases of Class A shares by certain retirement plans in connection with certain investment programs. Class A and Class D share purchases of $1,000,000 or more may not be subject to an initial sales charge but, if the initial sales charge is waived, will be subject to a 1.0% CDSC for one year.

(4) The conversion period for dividend reinvestment shares and the conversion and holding periods for certain retirement plans are modified. Also, Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made have an eight-year conversion period. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  Investors choosing the initial sales charge alternatives who are eligible to purchase Class A shares should purchase Class A shares rather than Class D shares because there is an account maintenance fee imposed on Class D shares.

  The public offering price of Class A and Class D shares for purchasers choosing the initial sales charge alternative is the next determined net asset value plus varying sales charges (i.e., sales loads), as set forth below.

                                SALES CHARGE  SALES CHARGE AS    DISCOUNT TO
                                AS PERCENTAGE PERCENTAGE* OF   SELECTED DEALERS
                                 OF OFFERING  THE NET AMOUNT   AS PERCENTAGE OF
AMOUNT OF PURCHASE                  PRICE        INVESTED     THE OFFERING PRICE
------------------              ------------- --------------- ------------------
Less than $25,000.............      4.00%          4.17%             3.75%
$25,000 but less than $50,000.      3.75           3.90              3.50
$50,000 but less than
 $100,000.....................      3.25           3.36              3.00
$100,000 but less than
 $250,000.....................      2.50           2.56              2.25
$250,000 but less than
 $1,000,000...................      1.50           1.52              1.25
$1,000,000 and over**.........      0.00           0.00              0.00

--------
 * Rounded to the nearest one-hundredth percent.

** The initial sales charge may be waived on Class A and Class D share purchases of $1,000,000 or more and on Class A share purchases by certain retirement plan investors in connection with certain investment programs. If the sales charge is waived in connection with a purchase of $1,000,000 or more, such purchases will be subject to a CDSC of 1.0% if the shares are redeemed within one year after purchase. Class A share purchases made prior to October 21, 1994 may be subject to a CDSC if the shares are redeemed within one year of purchase at the following annual rates: 1.00% on purchases of $1,000,000 to $2,500,000; 0.75% on purchases of $2,500,001 to
  $3,500,000; 0.40% on purchases of $3,500,001 to $5,000,000; and 0.20% on purchases of more than $5,000,000 in lieu of paying an additional sales charge. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. A sales charge of 0.75% will be charged on purchases of $1,000,000 or more of Class A or Class D shares by certain 401(k) plans.

  The Distributor may reallow discounts to selected dealers and retain the balance over such discounts. At times the Distributor may reallow the entire sales charge to such dealers. Since securities dealers selling Class A and Class D shares of the Fund will receive a concession equal to most of the sales charge, they may be deemed to be underwriters under the Securities Act of 1933, as amended (the "Securities Act").

  During the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund sold 30,530,411 Class A shares for aggregate net proceeds of $282,054,026. The gross sales charges for the sale of these shares were $19,143, of which $1,123 was received by the Distributor and $18,020 was received by Merrill Lynch. During such period, the Distributor received no CDSCs with respect to the early redemption of Class A shares purchased subject to front-end sales charge waivers. During the fiscal year ended August 31, 1995, the Fund sold 4,559,726 Class D shares for aggregate net proceeds of $42,599,935. The gross sales charges for the sale of Class D shares of the Fund for period were $271,995, of which $23,539 and $248,456 were received by the Distributor and Merrill Lynch, respectively. During such fiscal year, the Distributor received CDSCs of approximately $9,578, all of which was paid to Merrill Lynch, with respect to redemptions within one year after purchase of Class D shares purchased subject to front-end sales charge waivers.

  Eligible Class A Investors. Class A shares are offered to a limited group of investors and also will be issued upon reinvestment of dividends on outstanding Class A shares. Certain employer sponsored retirement or savings plans, including eligible 401(k) plans, may purchase Class A shares at net asset value provided such plans meet the required minimum number of eligible employees or required amount of assets advised by MLAM or any of its affiliates. Class A shares are available at net asset value to corporate warranty insurance reserve fund programs provided that the program has $3 million or more initially invested in MLAM-advised mutual funds. Also eligible to purchase Class A shares at net asset value are participants in certain investment programs including TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services and certain purchases made in connection with the Merrill Lynch Mutual Fund Adviser program. In addition, Class A shares will be offered at net asset value to Merrill Lynch & Co., Inc. and its subsidiaries and their directors and employees and to members of the Boards of MLAM-advised investment companies, including the Fund. Certain persons who acquired shares of certain MLAM-advised closed-end funds who wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in shares of the Fund also may purchase Class A shares of the Fund if certain conditions set forth in the Statement of Additional Information are met (for closed-end funds that commenced operations prior to October 21, 1994). For example, Class A shares of the Fund and certain other MLAM-advised mutual funds are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Merrill Lynch Senior Floating Rate Fund, Inc. in shares of such funds.

  Reduced Initial Sales Charges. No initial sales charges are imposed upon Class A and Class D shares issued as a result of the automatic reinvestment of dividends or capital gains distributions. Class A and Class D sales charges also may be reduced under a Right of Accumulation and a Letter of Intention.

  Class A shares are offered at net asset value to certain eligible Class A investors as set forth above under "Eligible Class A Investors".

  Class A and Class D shares are offered at net asset value to certain employer sponsored retirement or savings plans and to Employee Access Accounts SM available through employers which provide such plans.

  Class D shares are offered at net asset value without sales charge to an investor who has a business relationship with a Merrill Lynch financial consultant, if certain conditions set forth in the Statement of Additional Information are met. Class D shares may be offered at net asset value in connection with the acquisition of assets of other investment companies.

  Class D shares are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. and Merrill Lynch High Income Municipal Bond Fund, Inc. who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of those funds in shares of the Fund.

  Additional information concerning these reduced initial sales charges including information regarding investments by Employer Sponsored Retirement or Savings Plans is set forth in the Statement of Additional Information.

DEFERRED SALES CHARGE ALTERNATIVES--CLASS B AND CLASS C SHARES

  Investors choosing the deferred sales charge alternatives should consider Class B shares if they intend to hold their shares for an extended period of time and Class C shares if they are uncertain as to the length of time they intend to hold their assets in MLAM-advised mutual funds.

  The public offering price of Class B and Class C shares for investors choosing the deferred sales charge alternatives is the next determined net asset value per share without the imposition of a sales charge at the time of purchase. As discussed below, Class B shares are subject to a four year CDSC, while Class C shares are subject only to a one year 1.0% CDSC. On the other hand, approximately ten years after Class B shares are issued, such Class B shares, together with shares issued upon dividend reinvestment with respect to those shares, are automatically converted into Class D shares of the Fund and thereafter will be subject to lower continuing fees. See "Conversion of Class B Shares to Class D Shares" below. Both Class B and Class C shares are subject to an account maintenance fee of 0.25% of net assets and Class B shares are subject to a distribution fee of 0.50% of net assets and Class C shares are subject to a distribution fee of 0.55% of net assets as discussed below under "Distribution Plans".

  Class B and Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment. Merrill Lynch compensates its financial consultants for selling Class B and Class C shares at the time of purchase from its own funds. See "Distribution Plans" below.

  Proceeds from the CDSC and the distribution fee are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of dealers (including Merrill Lynch) related to providing distribution-related services to the Fund in connection with the sale of the Class B and Class C shares, such as the payment of compensation to financial consultants for selling Class B and Class C shares, from the dealer's own funds. The combination of the CDSC and the ongoing distribution fee facilitates the ability of the Fund to sell the Class B and Class C shares without a sales charge being deducted at the time of purchase. Approximately ten years after issuance, Class B shares will convert automatically into Class D shares of the Fund, which are subject to an account maintenance fee but no distribution fee; Class B shares of certain other MLAM-advised mutual funds into which exchanges may be made convert into Class D shares automatically after approximately eight years. If Class B shares of the Fund are exchanged for Class B shares of another MLAM-advised mutual fund, the conversion period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  Imposition of the CDSC and the distribution fee on Class B and Class C shares is limited by the NASD asset-based sales charge rule. See "Limitations on the Payment of Deferred Sales Charges" below. The proceeds from the ongoing account maintenance fee are used to compensate Merrill Lynch for providing continuing account maintenance activities. Class B shareholders of the Fund exercising the exchange privilege described under "Shareholder Services--Exchange Privilege" will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares acquired as a result of the exchange.

  Contingent Deferred Sales Charges--Class B Shares. Class B shares which are redeemed within four years of purchase may be subject to a CDSC at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions. For the fiscal year ended August 31, 1995, the Distributor received CDSCs of $2,992,727 with respect to redemption of Class B shares, all of which was paid to Merrill Lynch.

  The following table sets forth rates of the Class B CDSC:

                                                               CLASS B CDSC AS A
                                                                 PERCENTAGE OF
      YEAR SINCE PURCHASE                                        DOLLAR AMOUNT
      PAYMENT MADE                                             SUBJECT TO CHARGE
      -------------------                                      -----------------
      0-1.....................................................       4.00%
      1-2.....................................................       3.00%
      2-3.....................................................       2.00%
      3-4.....................................................       1.00%
      4 and thereafter........................................       0.00%

  In determining whether a CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over four years or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the four-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another will be assumed to be made in the same order as a redemption.

  To provide an example, assume an investor purchased 100 shares at $10 per share (at a cost of $1,000) and in the third year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional shares through dividend reinvestment. If at such time the investor makes his first redemption of 50 shares (proceeds of $600), 10 shares will not be subject to the CDSC because of dividend reinvestment. With respect to the remaining 40 shares, the CDSC is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the third year after purchase) for shares purchased on or after October 21, 1994.

  In the event that Class B shares are exchanged by certain retirement plans for Class A shares in connection with a transfer to the Merrill Lynch Mutual Fund Adviser ("MFA") program, the time period that such Class A shares are held in the MFA program will be included in determining the holding period of Class B shares reacquired upon termination of participation in the MFA program. See "Shareholder Services--Exchange Privilege".

  The Class B CDSC is waived on redemptions of shares in connection with certain post-retirement withdrawals from Individual Retirement Account ("IRA") or other retirement plans or following the death or disability (as defined in the Internal Revenue Code) of a shareholder. The Class B CDSC also is waived on redemptions of shares by certain eligible 401(a) and eligible 401(k) plans and in connection with certain group plans placing orders through the Merrill Lynch BlueprintSM Program. The CDSC is also waived for any Class B shares which are purchased by an eligible 401(k) or eligible 401(a) plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption and for any Class B shares that were acquired and held at the time of redemption in an Employee Access AccountSM available through employers providing eligible 401(k) plans. The Class B CDSC also is waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. Additional information concerning the waiver of the Class B CDSC is set forth in the Statement of Additional Information.

  Contingent Deferred Sales Charges--Class C Shares. Class C shares which are redeemed within one year after purchase may be subject to a 1.0% CDSC charged as a percentage of the dollar amount subject thereto.

The charge will be assessed on an amount equal to the lesser of the proceeds of redemption or the cost of the shares being redeemed. Accordingly, no Class C CDSC will be imposed on increases in net asset value above the initial purchase price. In addition, no Class C CDSC will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

  In determining whether a Class C CDSC is applicable to a redemption, the calculation will be determined in the manner that results in the lowest possible rate being charged. Therefore, it will be assumed that the redemption is first of shares held for over one year or shares acquired pursuant to reinvestment of dividends or distributions and then of shares held longest during the one-year period. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase. A transfer of shares from a shareholder's account to another account will be assumed to be made in the same order as a redemption.

  During the period October 21, 1994 (commencement of operations) to August 31, 1995, the Distributor received CDSCs of $6,138 with respect to redemption of Class C shares, all of which was paid to Merrill Lynch.

  Conversion of Class B Shares to Class D Shares. After approximately ten years (the "Conversion Period"), Class B shares will be converted automatically into Class D shares of the Fund. Class D shares are subject to an ongoing account maintenance fee of 0.25% of net assets but are not subject to the distribution fee that is borne by Class B shares. Automatic conversion of Class B shares into Class D shares will occur at least once each month (on the "Conversion Date") on the basis of the relative net asset values of the shares of the two classes on the Conversion Date, without the imposition of any sales load, fee or other charge. Conversion of Class B shares to Class D shares will not be deemed a purchase or sale of the shares for Federal income tax purposes.

  In addition, shares purchased through reinvestment of dividends on Class B shares also will convert automatically to Class D shares. The Conversion Date for dividend reinvestment shares will be calculated taking into account the length of time the shares underlying such dividend reinvestment shares were outstanding. If at a Conversion Date the conversion of Class B shares to Class D shares of the Fund in a single account will result in less than $50 worth of Class B shares being left in the account, all of the Class B shares of the Fund held in the account on the Conversion Date will be converted to Class D shares of the Fund.

  Share certificates for Class B shares of the Fund to be converted must be delivered to the Transfer Agent at least one week prior to the Conversion Date applicable to those shares. In the event such certificates are not received by the Transfer Agent at least one week prior to the Conversion Date, the related Class B shares will convert to Class D shares on the next scheduled Conversion Date after such certificates are delivered.

  In general, Class B shares of equity MLAM-advised mutual funds will convert approximately eight years after initial purchase, and Class B shares of taxable and tax-exempt fixed income MLAM-advised mutual funds will convert approximately ten years after initial purchase. If, during the Conversion Period, a shareholder exchanges Class B shares with an eight-year Conversion Period for Class B shares with a ten-year Conversion Period, or vice versa, the Conversion Period applicable to the Class B shares acquired in the exchange will apply, and the holding period for the shares exchanged will be tacked onto the holding period for the shares acquired.

  The Conversion Period is modified for shareholders who purchased Class B shares through certain retirement plans which qualified for a waiver of the CDSC normally imposed on purchases of Class B shares ("Class B Retirement Plans"). When the first share of any MLAM-advised mutual fund purchased by a Class B Retirement Plan has been held for ten years (i.e., ten years from the date the relationship between MLAM-advised mutual funds and the Class B Retirement Plan was established), all Class B shares of all MLAM-advised mutual funds held in that Class B Retirement Plan will be converted into Class D shares of the appropriate funds. Subsequent to such conversion, that Class B Retirement Plan will be sold Class D shares of the appropriate funds at net asset value.

  The Conversion Period also is modified for retirement plan investors who participate in the MFA program. While participating in the MFA program, such investors will hold Class A shares. If these Class A shares were acquired through exchange of Class B shares (see "Shareholder Services--Exchange Privilege"), then the holding period for such Class A shares will be "tacked" to the holding period of the Class B shares originally held for purposes of calculating the Conversion Period on Class B shares acquired upon termination of participations in the MFA program.

DISTRIBUTION PLANS

  The Fund has adopted separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes. The Class B and Class C Distribution Plans provide for the payment of account maintenance fees and distribution fees, and the Class D Distribution Plan provides for the payment of account maintenance fees.

  The Distribution Plans for Class B, Class C and Class D shares each provide that the Fund pays the Distributor an account maintenance fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rate of 0.25% of the average daily net assets of the Fund attributable to shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) in connection with account maintenance activities.

  The Distribution Plans for Class B and Class C shares provide that the Fund also pays the Distributor a distribution fee relating to the shares of the relevant class, accrued daily and paid monthly, at the annual rates of 0.50% and 0.55%, respectively, of the average daily net assets of the Fund attributable to the shares of the relevant class in order to compensate the Distributor and Merrill Lynch (pursuant to a sub-agreement) for providing shareholder and distribution services, and bearing certain distribution-related expenses of the Fund, including payments to financial consultants for selling Class B and Class C shares of the Fund. The Distribution Plans relating to Class B and Class C shares are designed to permit an investor to purchase Class B and Class C shares through dealers without the assessment of an initial sales charge and at the same time permit the dealer to compensate its financial consultants in connection with the sale of the Class B and Class C shares. In this regard, the purpose and function of the ongoing distribution fees and the CDSC are the same as those of the initial sales charge with respect to the Class A and Class D shares of the Fund in that the deferred sales charges provide for the financing of the distribution of the Fund's Class B and Class C shares.

  Prior to July 6, 1993, the Fund paid the Distributor an ongoing distribution fee, accrued daily and paid monthly, at the annual rate of 0.75% of average daily net assets of the Class B shares of the Fund under a distribution plan previously adopted by the Fund (the "Prior Plan") to compensate the Distributor and Merrill Lynch for providing account maintenance and distribution-related activities and services to Class B shareholders. The fee rate payable and the services provided under the Prior Plan are identical to the aggregate fee rate payable and the services provided under the Class B Distribution Plan, the difference being that the account maintenance and distribution services have been unbundled.

  For the fiscal year ended August 31, 1995, the Fund paid the Distributor $9,900,024 pursuant to the Class B Distribution Plan (based on average net assets subject to the Class B Distribution Plan of approximately $1.3 billion), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class B shares. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund paid the Distributor $44,545 pursuant to the Class C Distribution Plan (based on average net assets subject to the Class C Distribution Plan of approximately $6.5 million), all of which was paid to Merrill Lynch for providing account maintenance and distribution-related activities and services in connection with Class C shares. For the fiscal year ended August 31, 1995, the Fund paid the Distributor $2,666,871 pursuant to the Class D Distribution Plan (based on average net assets subject to the Class D Distribution Plan of approximately $1.1 billion), all of which was paid to Merrill Lynch for providing account maintenance services in connection with Class D shares.

  At November 30, 1995, the net assets of the Fund subject to the Class B Distribution Plan aggregated approximately $1.2 billion. At this asset level, the annual fee payable pursuant to the Class B Distribution Plan would aggregate approximately $9.2 million. At November 30, 1995, the net assets of the Fund subject to the Class C Distribution Plan aggregated approximately $17.8 million. At this asset level, the annual fee payable pursuant to the Class C Distribution Plan would aggregate $142,512. At November 30, 1995, the net assets of the Fund subject to the Class D Distribution Plan aggregated approximately $963.3 million. At this asset level, the annual fee payable pursuant to the Class D Distribution Plan would aggregate approximately $2.4 million.

  The payments under the Distribution Plans are based on a percentage of average daily net assets attributable to the shares regardless of the amount of expenses incurred, and accordingly, distribution-related revenues from the Distribution Plans may be more or less than distribution-related expenses. Information with respect to the Distributor on-related revenues and expenses is presented to the Directors for their consideration in connection with their deliberations as to the continuance of the Class B and Class C Distribution Plans. This information is presented annually as of December 31 of each year on a "fully allocated accrual" basis and quarterly on a "direct expense and revenue/cash" basis. On the fully allocated accrual basis, revenues consist of the account maintenance fees, distribution fees, the CDSCs and certain other related revenues, and expenses consist of financial consultant compensation, branch office and regional operation center selling and transaction processing expenses, advertising, sales promotion and marketing expenses, corporate overhead and interest expense. On the direct expense and revenue/cash basis, revenues consist of the account maintenance fees, distribution fees and CDSCs, and the expenses consist of financial consultant compensation.

  As of August 31, 1995, direct cash revenues for the period since commencement of operations of Class B shares exceeded direct cash expenses by $95,736,955 (7.58% of Class B net assets at that date). As of December 31, 1994, the fully allocated accrual expenses incurred by the Distributor and Merrill Lynch with respect to Class B shares for the period since commencement of operations exceeded fully allocated accrual revenues for such period by approximately $243,000 (.02% of Class B net assets at that date). As of August 31, 1994, direct cash expenses for the period since commencement of operations of Class C shares exceeded direct cash revenues by $41,212 (.26% of Class C net assets at that date).

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the NASD imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B shares and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares (computed separately) (defined to exclude shares issued pursuant to dividend reinvestments and exchanges) plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to the Class B shares and any CDSC will be paid to the Fund rather than to the Distributor, however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payments in excess of the amount payable under the NASD formula will not be made.

                               ----------------

  The Fund has no obligation with respect to distribution and/or account maintenance-related expenses incurred by the Distributor and Merrill Lynch in connection with Class B, Class C and Class D shares, and there is no assurance that the Directors of the Fund will approve the continuance of the Distribution Plans from year to year. However, the Distributor intends to seek annual continuation of the Distribution Plans. In their review of the Distribution Plans, the Directors will be asked to take into consideration expenses incurred in connection with the account maintenance and/or distribution of each class of shares separately. The initial sales charges, the account maintenance fee, the distribution fee and/or the CDSCs received with respect to one class will not be used to subsidize the sale of shares of another class. Payments of the distribution fee on Class B shares will terminate upon conversion of those Class B shares into Class D shares as set forth under "Deferred Sales Charge Alternatives--Class B and Class C Shares--Conversion of Class B Shares to Class D Shares".

                              REDEMPTION OF SHARES

  The Fund is required to redeem for cash all shares of the Fund upon receipt of a written request in proper form. The redemption price is the net asset value per share next determined after the initial receipt of proper notice of redemption. Except for any CDSC which may be applicable, there will be no charge for redemption if the redemption request is sent directly to the Transfer Agent. Shareholders liquidating their holdings will receive on redemption all dividends reinvested through the date of redemption. The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

REDEMPTION

  A shareholder wishing to redeem shares may do so by tendering the shares directly to the Transfer Agent, Merrill Lynch Financial Data Services, Inc., P.O. Box 45289, Jacksonville, Florida 32232-5289. Redemption requests delivered other than by mail should be delivered to Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484. Proper notice of redemption in the case of shares deposited with the Transfer Agent may be accomplished by a written letter requesting redemption. Proper notice of redemption in the case of shares for which certificates have been issued may be accomplished by a written letter as noted above accompanied by certificates for the shares to be redeemed. Redemption requests should not be sent to the Fund. A redemption request requires the signature(s) of all persons in whose name(s) the shares are registered, signed exactly as his (their) name(s) appear(s) on the Transfer Agent's register or on the certificate, as the case may be. The signature(s) on the redemption request must be guaranteed by an "eligible guarantor institution" (including, for example, Merrill Lynch branch offices and certain other financial institutions) as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Notarized signatures are not sufficient. In certain instances, the Transfer Agent may require additional documents such as, but not limited to, trust instruments, death certificates, appointments as executor or administrator, or certificates of corporate authority. For shareholders redeeming directly with the Transfer Agent, payments will be mailed within seven days of receipt of a proper notice of redemption.

  At various times the Fund may be requested to redeem shares for which it has not yet received good payment. The Fund may delay or cause to be delayed the mailing of a redemption check until such time as good payment (e.g., cash or certified check drawn on a United States bank) has been collected for the purchase of such shares. Normally, this delay will not exceed 10 days.

REPURCHASE

  The Fund also will repurchase shares through a shareholder's listed securities dealer. The Fund will normally accept orders to repurchase shares by wire or telephone from dealers for their customers at the net asset value next computed after receipt of the order by the dealer, provided that the request for repurchase is received by the dealer prior to the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on the day received and is received by the Fund from such dealer not later than 30 minutes after the close of business on the New York Stock Exchange on the same day. Dealers have the responsibility of submitting such repurchase requests to the Fund not later than 30 minutes after the close of business on the New York Stock Exchange in order to obtain that day's closing price.

  The foregoing repurchase arrangements are for the convenience of shareholders and do not involve a charge by the Fund (other than any applicable CDSC). Securities firms that do not have selected dealer agreements with the Distributor, however, may impose a transaction charge on the shareholder for transmitting the notice of repurchase to the Fund. Merrill Lynch may charge its customers a processing fee (presently, $4.85) to confirm a repurchase of shares. Redemptions directly through the Transfer Agent are not subject to the processing fee. The Fund reserves the right to reject any order for repurchase, which right of rejection might adversely affect shareholders seeking redemption through the repurchase procedure. However, a shareholder whose order for repurchase is rejected by the Fund may redeem shares as set forth above.

REINSTATEMENT PRIVILEGE--CLASS A AND CLASS D SHARES

  Shareholders who have redeemed their Class A or Class D shares have a one-time privilege to reinstate their accounts by purchasing Class A or Class D shares, as the case may be, of the Fund at net asset value without a sales charge up to the dollar amount redeemed. The reinstatement privilege may be exercised by sending a notice of exercise along with a check for the amount to be reinstated to the Transfer Agent within 30 days after the date the request for redemption was accepted by the Transfer Agent or the Distributor. The reinstatement will be made at the net asset value per share next determined after the notice of reinstatement is received and cannot exceed the amount of the redemption proceeds. The reinstatement privilege is a one-time privilege and may be exercised by the Class A or Class D shareholder only the first time such shareholder makes a redemption.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services and investment plans described below which are designed to facilitate investment in shares of the Fund. Certain of such services are not available to investors who place purchase orders for the Fund through the Merrill Lynch BlueprintSM Program. Full details as to each of such services, copies of the various plans described below and instructions as to how to participate in the various services or plans, or to change options with respect thereto, can be obtained from the Fund by calling the telephone number on the cover page hereof or from the Distributor or Merrill Lynch. Certain of these services are available only to U.S. investors. Included in the Fund's shareholder services are the following:

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestments of ordinary income dividends and long-term capital gain distributions. Shareholders may make additions to their Investment Account at any time by mailing a check directly to the Transfer Agent. Shareholders may also maintain their accounts through Merrill Lynch. Upon the transfer of shares out of a Merrill Lynch brokerage account, an Investment Account in the transferring shareholder's name will be opened automatically, without charge, at the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the Transfer Agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. If the new brokerage firm is willing to accommodate the shareholder in this manner, the shareholder must request that he or she be issued certificates for his or her shares and then must turn the certificates over to the new firm for re-registration as described in the preceding sentence. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable contingent deferred sales charge) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds. There is currently no limitation on the number of times a shareholder may exercise the exchange privilege. The exchange privilege may be modified or terminated in accordance with the rules of the Securities and Exchange Commission.

  Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his or her account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund, and the shareholder does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund.

  Exchanges of Class A and Class D shares are made on the basis of the relative net asset values per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the Class A or Class D shares being exchanged and the sales charge payable at the time of the exchange on the shares being acquired.

  Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds.

  Shares of the Fund which are subject to a CDSC are exchangeable on the basis of relative net asset value per share without the payment of any CDSC that might otherwise be due upon redemption of the shares of the Fund. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund.

  Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated as available for exchange by holders of Class A, Class B, Class C or Class D shares. The period of time that Class A, Class B, Class C or Class D shares are held in a money market fund, however, will not count toward satisfaction of the holding period requirement for reduction of any CDSC imposed on such shares, if any, and, with respect to Class B shares, toward satisfaction of the Conversion Period.

  Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the MLAM-advised mutual fund from which the exchange has been made.

  Exercise of the exchange is treated as a sale of the exchanged shares and a purchase of the acquired shares for Federal income tax purposes. For further information, see "Shareholder Services--Exchange Privilege" in the Statement of Additional Information.

  The exchange privilege is modified with respect to certain retirement plans which participate in the MFA program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares reacquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or Class C shares originally held. The Fund's exchange privilege also is modified with respect to purchases of Class A and Class D shares by non-retirement plan investors under the MFA program. First, the initial allocation of assets is made under the MFA program. Then, any subsequent exchange under the MFA program of Class A or Class D shares of a MLAM-advised mutual fund for Class A or Class D shares of the Fund will be made solely on the basis of the relative net asset values of the shares being exchanged. Therefore, there will not be a charge for any difference between the sales charge previously paid on the shares of the other MLAM-advised mutual fund and the sales charge payable on the shares of the Fund being acquired in the exchange under the MFA program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

  All dividends and capital gains distributions are reinvested automatically in full and fractional shares of the Fund at the net asset value per share next determined on the payable date of such dividends or distributions. A shareholder may at any time, by written notification or by telephone call (1-800-MER-FUND) to the Transfer Agent, elect to have subsequent dividends or both dividends and capital gains distributions, paid in cash, rather than reinvested, in which event payment will be mailed on or about the payment date. Cash payments can also be directly deposited to the shareholder's bank account. No CDSC will be imposed on redemption of shares issued as a result of the automatic reinvestment of dividends or capital gains distributions.

SYSTEMATIC WITHDRAWAL PLANS

  A Class A or Class D shareholder may elect to receive systematic withdrawal payments from his Investment Account in the form of payments by check or through automatic payment by direct deposit to his bank account on either a monthly or quarterly basis. A Class A or Class D shareholder whose shares are held within a CMA(R), CBA(R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the Systematic Redemption Program, subject to certain conditions.

AUTOMATIC INVESTMENT PLANS

  Regular additions of Class A, Class B, Class C or Class D shares may be made to an investor's Investment Account by prearranged charges of $50 or more to his or her regular bank account. Investors who maintain CMA(R) or CBA(R) accounts may arrange to have periodic investments made in the Fund in their CMA(R) or CBA(R) accounts or in certain related accounts in amounts of $100 or more through the CMA(R) or CBA(R) Automated Investment Program.

                             PORTFOLIO TRANSACTIONS

  The Fund has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities of the Fund. The securities in which the Fund invests are normally purchased directly from the issuer or from an underwriter or dealer in such securities. Where possible, the Fund deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. It is the policy of the Fund to obtain the best net results in conducting portfolio transactions, taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transactions involved, the firm's general execution and operations facilities, and the firm's risk in positioning the securities involved and the provision of supplemental investment research by the firm. While reasonably competitive spreads or commissions are sought, the Fund will not necessarily be paying the lowest spread or commission available. The portfolio securities of the Fund generally are traded on a net basis and normally do not involve either brokerage commissions or transfer taxes. The cost of portfolio securities transactions of the Fund primarily consists of dealer or underwriter spreads. Under the Investment Company Act, persons affiliated with the Fund, including Merrill Lynch, are prohibited from dealing with the Fund as a principal in the purchase and sale of securities unless such trading is permitted by an exemptive order issued by the Commission. In addition, the Fund may not purchase securities for the Fund from any underwriting syndicate of which Merrill Lynch is a member except pursuant to procedures approved by the Trustees of the Fund which comply with rules adopted by the Commission. Affiliated persons of the Fund may serve as its broker in over-the-counter transactions conducted for the Fund on an agency basis only.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and yield, for various specified time periods, in advertisements or information furnished to present or prospective shareholders. Average annual total return and yield are computed separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods will be computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return will be computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including any CDSC that would be applicable to a complete redemption of the investment at the end of the specified period such as in the case of Class B and Class C shares and the maximum sales charge in the case of Class A and Class D shares. Dividends paid by the Fund with respect to all shares, to the extent any dividends are paid, will be calculated in the same manner at the same time on the same day and will be in the same amount, except that account maintenance fees and distribution charges and any incremental transfer agency costs relating to each class of shares will be borne exclusively by that class. The Fund may include performance data for all classes of shares of the Fund in any advertisement or information including performance data of the Fund.

  The Fund also may quote total return and aggregate total return performance data for various specified time periods. Such data will be calculated substantially as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the effect on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average annual rates of return reflect compounding; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In advertisements distributed to investors whose purchases are subject to waiver of the CDSC in the case of Class B and Class C shares (such as investors in certain retirement plans) or to reduced sales load in the case of Class A and Class D shares, the performance data may take into account the reduced, and not the maximum, sales charges or may not take into account the CDSC and therefore may reflect greater total return since, due to the reduced sales charges, a lower amount of expenses may be deducted. See "Purchase of Shares". The Fund's total return may be expressed either as a percentage or as a dollar amount in order to illustrate such total return on a hypothetical $1,000 investment in the Fund at the beginning of each specified period.

  Yield quotations for each class will be computed based on a 30-day period by dividing (a) the net income based on the yield of each security earned during the period by (b) the average daily number of shares outstanding in each class during the period that were entitled to receive dividends multiplied by the maximum offering price/net asset value per share of that class on the last day of the period. The yield for the 30-day period ended August 31, 1995 was 6.53% for the Class A shares (based on a maximum applicable sales charge of 4.00%), 6.03% for the Class B shares, 5.97% for the Class C shares and 6.29% for the Class D shares (based on a maximum applicable sales charge of 4.00%).

  Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. The Fund's total return and yield will vary depending on market conditions, the securities comprising the Fund's portfolio, the Fund's operating expenses and the amount of realized and unrealized net capital gains or losses during the period. The value of an investment in the Fund will fluctuate and an investor's shares, when redeemed, may be worth more or less than their original cost.

  On occasion, the Fund may compare its performance to the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average or performance data published by Lipper Analytical Services, Inc., Morningstar Publications, Inc., Money Magazine, U.S. News & World Report, Business Week, CDA Investment Technology, Inc., Forbes Magazine, Fortune Magazine or other industry publications. In addition, from time to time the Fund may include the Fund's risk adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature. As with other performance data, performance comparisons should not be considered representative of the Fund's relative performance for any future period. In addition, from time to time the Fund may include its risk-adjusted performance ratings assigned by Morningstar Publications, Inc. in advertising or supplemental sales literature.

                                     TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Internal Revenue Code of 1986, as amended (the "Code"). If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders ("shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures and options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less, however, will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one of such months, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which such dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring the shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge such shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Fund may make investments that produce taxable income which is not matched by a corresponding receipt of cash or an offsetting loss deduction. Such investments would include obligations that have original issue discount, accrue negative amortization or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for the special tax treatment afforded RICs at all times.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends may also be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from mortgage-backed securities to be income attributable to U.S. Government obligations.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                             ADDITIONAL INFORMATION

DIVIDENDS AND DISTRIBUTIONS

  It is the Fund's intention to distribute all its net investment income. Dividends from such net investment income will be declared daily prior to the determination of net asset value on that day and paid monthly. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. All net realized long-term capital gains and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually.

  The per share dividends and distributions on each class of shares will be reduced as a result of any account maintenance, distribution and transfer agency fees applicable to that class. See "Additional Information-- Determination of Net Asset Value" below.

DETERMINATION OF NET ASSET VALUE

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time) on each day during which the New York Stock Exchange is open for trading. The net asset value is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets (including interest accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time rounded to the nearest cent. Expenses, including the fees payable to the Manager and any account maintenance and/or distribution fees payable to the Distributor, are accrued daily. The per share net asset value of Class A shares generally will be higher than the per share net asset value of shares of the other classes, reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to Class D shares; moreover, the per share net asset value of Class D shares generally will be higher than the per share net asset value of Class B and Class C shares, reflecting the daily expense accruals of the distribution and higher transfer agency fees applicable with respect to Class B and Class C shares. It is expected, however, that the per share net asset value of the two classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differentials between the classes.

  Portfolio securities which are traded on stock exchanges are valued at the last sale price as of the close of business on the day the securities are being valued, or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid prices obtained from one or more dealers in the over-the-counter market prior to the time of valuation. Portfolio securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. The Fund employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of the Manager, to provide securities prices for the Fund. During the fiscal year ended August 31, 1995, the Fund made payments of $2,386 to MLSPS for such service.

ORGANIZATION OF THE FUND

  The Fund was organized on July 20, 1984 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a "Massachusetts business trust." It is a diversified, open-end investment company. The Fund is authorized to issue an unlimited number of shares of beneficial interest of different classes, par value $.10 per share. As of the date of this Prospectus, the shares of the Fund are divided into four classes, designated Class A, Class B, Class C and Class D shares. All shares represent an interest in the same assets of the Fund and are identical in all respects except that Class B, Class C and Class D shares bear certain expenses related to the account maintenance fee relating to such shares and Class B and Class C shares bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to account maintenance and distribution expenditures, as applicable. See "Purchase of Shares". The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares of beneficial interest. The Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes of shares of beneficial interest at a future date.

  The Declaration of Trust does not require that the Fund hold an annual meeting of shareholders. However, the Fund will be required to call special meetings of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrange-ments, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund. The Fund also would be required to hold a special shareholders' meeting to elect new Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders. The Declaration of Trust provides that a shareholders' meeting may be called for any reason at the request of 10% of the outstanding shares of the Fund or by a majority of the Trustees.

SHAREHOLDER INQUIRIES

  Shareholder inquiries may be addressed to the Fund at the address or telephone number set forth on the cover page of this Prospectus.

SHAREHOLDER REPORTS

  Only one copy of each shareholder report and certain shareholder communications will be mailed to each identified shareholder regardless of the number of accounts such shareholder has. If a shareholder wishes to receive separate copies of each report and communication for each of the shareholder's related accounts the shareholder should notify in writing:

    Merrill Lynch Financial Data Services, Inc.

    P.O. Box 45289
    Jacksonville, Florida 32232-5289

  The written notification should include the shareholder's name, address, tax identification number and Merrill Lynch, Pierce, Fenner & Smith Incorporated and/or mutual fund account numbers. If you have any questions regarding this please call your Merrill Lynch financial consultant or Merrill Lynch Financial Data Services, Inc. at 800-637-3863.

                               ----------------

  The Declaration of Trust establishing the Fund, dated July 20, 1984, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Federal Securities Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employer or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund but the "Trust Property" only shall be liable.

      MERRILL LYNCH FEDERAL SECURITIES TRUST--AUTHORIZATION FORM (PART 1)
-------------------------------------------------------------------------------
NOTE: THIS FORM MAY NOT BE USED FOR PURCHASES THROUGH THE MERRILL LYNCH
      BLUEPRINT SM PROGRAM. YOU MAY REQUEST A MERRILL LYNCH BLUEPRINT SM PROGRAM APPLICATION BY CALLING (800) 637-3766.
-------------------------------------------------------------------------------
1. SHARE PURCHASE APPLICATION
  I, being of legal age, wish to purchase: (choose one)
              [_] Class A shares  [_] Class B shares  [_] Class
                        C shares  [_] Class D shares

of Merrill Lynch Federal Securities Trust and establish an Investment Account as described in the Prospectus. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

Basis for establishing an Investment Account:

    A. I enclose a check for $............ payable to Merrill Lynch Financial
  Data Services, Inc. as an initial investment (minimum $1,000). I understand that this purchase will be executed at the applicable offering price next to be determined after this Application is received by you.
    B. I already own shares of the following Merrill Lynch mutual funds that would qualify for the Right of Accumulation as outlined in the Statement of Additional Information: Please list all funds. (Use a separate sheet of paper if necessary.)
1. ..................................    4. ..................................
2. ..................................    5. ..................................
3. ..................................    6. ..................................
Name...........................................................................
  First Name                        Initial                        Last Name
Name of Co-Owner (if any)......................................................
                First Name                 Initial                 Last Name
Address........................................................................
 ................................................. Date........................
                                     (Zip Code)
Occupation...........................    Name and Address of Employer ........
 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
(In the case of co-owner, a joint tenancy with rights of survivorship will be presumed unless otherwise specified.)
-------------------------------------------------------------------------------
2. DIVIDEND AND CAPITAL GAIN DISTRIBUTION OPTIONS

     Ordinary Income Dividends     Long-Term Capital Gains
     Select  [_] Reinvest          Select [_] Reinvest
     One:    [_] Cash              One:   [_] Cash

If no election is made, dividends and capital gains will be automatically reinvested at net asset value without a sales charge.
IF CASH, SPECIFY HOW YOU WOULD LIKE YOUR DISTRIBUTIONS PAID TO YOU: [_] CHECK OR [_] DIRECT DEPOSIT TO BANK ACCOUNT
IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, PLEASE COMPLETE BELOW:
I hereby authorize payment of dividend and capital gain distributions by direct deposit to my bank account and, if necessary, debit entries and adjustments for any credit entries made to my account in accordance with the terms I have selected on the Merrill Lynch Federal Securities Trust Authorization Form.
SPECIFY TYPE OF ACCOUNT (CHECK ONE) [_] CHECKING  [_] SAVINGS

Name on your account ..........................................................

Bank Name .....................................................................

Bank Number ...................... Account Number ............................

Bank Address ..................................................................

I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Signature of Depositor ........................................................

Signature of Depositor ............................... Date...................
(if joint account, both must sign)
NOTE: IF DIRECT DEPOSIT TO BANK ACCOUNT IS SELECTED, YOUR BLANK, UNSIGNED
CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.
-------------------------------------------------------------------------------

    MERRILL LYNCH FEDERAL SECURITIES TRUST--AUTHORIZATION FORM (PART 1) --
                                  (CONTINUED)

3. SOCIAL SECURITY OR TAXPAYER IDENTIFICATION NUMBER

                          [_][_][_][_][_][_][_][_][_]
           Social Security Number or Taxpayer Identification Number

  Under penalty of perjury, I certify (1) that the number set forth above is my correct Social Security Number or Taxpayer Identification Number and (2) that I am not subject to backup withholding (as discussed under "Additional Information--Taxes") either because I have not been notified that I am subject thereto as a result of a failure to report all interest or dividends, or the Internal Revenue Service ("IRS") has notified me that I am no longer subject thereto.

  INSTRUCTION: YOU MUST STRIKE OUT THE LANGUAGE IN (2) ABOVE IF YOU HAVE BEEN NOTIFIED THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING DUE TO UNDER-REPORTING AND IF YOU HAVE NOT RECEIVED A NOTICE FROM THE IRS THAT BACKUP WITHHOLDING HAS BEEN TERMINATED. THE UNDERSIGNED AUTHORIZES THE FURNISHING OF THIS CERTIFICATION TO OTHER MERRILL LYNCH SPONSORED MUTUAL FUNDS.

 .....................................    .....................................
         Signature of Owner                 Signature of Co-Owner (if any)
-------------------------------------------------------------------------------
4. LETTER OF INTENTION--CLASS A AND CLASS D SHARES ONLY (SEE TERMS AND CONDITIONS IN THE STATEMENT OF ADDITIONAL INFORMATION)
Dear Sir/Madam:

                                                 ..................., 19......
                                                   Date of Initial Purchase

  Although I am not obligated to do so, I intend to purchase shares of Merrill Lynch Federal Securities Trust or any other investment company with an initial sales charge or deferred sales charge for which Merrill Lynch Funds Distributor, Inc. acts as distributor over the next 13 month period which will equal or exceed:

 [_] $25,000    [_] $50,000    [_] $100,000    [_] $250,000    [_] $1,000,000
  Each purchase will be made at the then reduced offering price applicable to the amount checked above, as described in the Merrill Lynch Federal Securities Trust Prospectus.

  I agree to the terms and conditions of this Letter of Intention. I hereby irrevocably constitute and appoint Merrill Lynch Funds Distributor, Inc. my attorney, with full power of substitution, to surrender for redemption any or all shares of Merrill Lynch Federal Securities Trust held as security.

By ..................................    .....................................
        Signature of Owner                       Signature of Co-Owner
                                       (If registered in joint names, both must
                                                        sign)
  In making purchases under this letter, the following are the related accounts on which reduced offering prices are to apply:

(1) Name.............................    (2) Name.............................

Account Number.......................    Account Number.......................
-------------------------------------------------------------------------------

5. FOR DEALER ONLY
   Branch Office, Address, Stamp.        We hereby authorize Merrill Lynch
                                         Funds Distributor, Inc. to act as
-                                -       our agent in connection with
                                         transactions under this
                                         authorization form and agree to
                                         notify the Distributor of any
                                         purchases made under a Letter of
                                         Intention or Systematic Withdrawal
                                         Plan. We guarantee the shareholder's
                                         signature.
-                                -
This form when completed should be       .................................
mailed to:                                   Dealer Name and Address

Merrill Lynch Federal Securities Trust   By ..............................
                                           Authorized Signature of Dealer
c/o Merrill Lynch Financial Data
Services, Inc.                           [_][_][_]   [_][_][_][_].............
P.O. Box 45289                           Branch-Code F/C No.     F/C Last Name
Jacksonville, FL 32232-5289
                                         [_][_][_]  [_][_][_][_][_]
                                         Dealer's Customer A/C No.

      MERRILL LYNCH FEDERAL SECURITIES TRUST--AUTHORIZATION FORM (PART 2)
-------------------------------------------------------------------------------

NOTE: THIS FORM IS REQUIRED TO APPLY FOR THE SYSTEMATIC WITHDRAWAL PLAN OR THE AUTOMATIC INVESTMENT PLAN ONLY.
-------------------------------------------------------------------------------

1. ACCOUNT REGISTRATION


Name of Owner......................        [_][_][_][_][_][_][_][_][_]

Name of Co-Owner (if any)..........          Social Security No. or
                                             Taxpayer Identification
                                                     Number

Address............................        Account Number ....................
                                           (if existing account)
 ...................................
-------------------------------------------------------------------------------

2. SYSTEMATIC WITHDRAWAL PLAN--CLASS A AND D SHARES ONLY (See terms and conditions in the Statement of Additional Information)

  MINIMUM REQUIREMENTS: $10,000 for monthly disbursements, $5,000 for quarterly, of [_] Class A or [_] Class D shares in Merrill Lynch Federal Securities Trust, at cost or current offering price. Withdrawals to be made either (check one) [_] Monthly on the 24th day of each month, or [_] Quarterly on the 24th day of March, June, September and December. If the 24th falls on a weekend or holiday, the next succeeding business day will be utilized. Begin systematic withdrawal on . . . . . . . . . .(month) or as soon as possible thereafter.

SPECIFY HOW YOU WOULD LIKE YOUR WITHDRAWAL PAID TO YOU (CHECK ONE): [_] $______ or [_] ___% of the current value of [_] Class A or [_] Class D shares in the account.

SPECIFY WITHDRAWAL METHOD: [_] check or [_] direct deposit to bank account (check one and complete part (a) or (b) below):

DRAW CHECKS PAYABLE (CHECK ONE)

(a)I hereby authorize payment by check
  [_] as indicated in Item 1.
  [_] to the order of..........................................................

Mail to (check one)
  [_] the address indicated in Item 1.
  [_] Name (Please Print)......................................................

Address .......................................................................

   ..........................................................................

   Signature of Owner................................   Date..................

   Signature of Co-Owner (if any)............................................

(B) I HEREBY AUTHORIZE PAYMENT BY DIRECT DEPOSIT TO BANK ACCOUNT AND (IF NECESSARY) DEBIT ENTRIES AND ADJUSTMENTS FOR ANY CREDIT ENTRIES MADE TO MY ACCOUNT. I AGREE THAT THIS AUTHORIZATION WILL REMAIN IN EFFECT UNTIL I PROVIDE WRITTEN NOTIFICATION TO MERRILL LYNCH FINANCIAL DATA SERVICES, INC. AMENDING OR TERMINATING THIS SERVICE.

Specify type of account (check one): [_] checking [_] savings

Name on your Account...........................................................

Bank Name......................................................................

Bank Number........................ Account Number............................

Bank Address...................................................................

 ...............................................................................

Signature of Depositor................................. Date..................

Signature of Depositor.........................................................
(if joint account, both must sign)

NOTE: IF DIRECT DEPOSIT IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" OR A DEPOSIT SLIP FROM YOUR SAVINGS ACCOUNT SHOULD ACCOMPANY THIS APPLICATION.

-------------------------------------------------------------------------------

3. APPLICATION FOR AUTOMATIC INVESTMENT PLAN

  I hereby request that Merrill Lynch Financial Data Services, Inc. draw an automated clearing house ("ACH") debit on my checking account as described below each month to purchase: (choose one)

[_] Class A shares  [_] Class B shares  [_] Class C shares  [_] Class D shares of Merrill Lynch Federal Securities Trust, subject to the terms set forth below. In the event that I am not eligible to purchase Class A shares, I understand that Class D shares will be purchased.

    MERRILL LYNCH FINANCIAL DATA         AUTHORIZATION TO HONOR CHECKS OR ACH
           SERVICES, INC.                    DEBITS DRAWN BY MERRILL LYNCH
                                          FINANCIAL DATA SERVICES, INC.
You are hereby authorized to draw
checks an ACH debit each month on my     To...............................Bank
bank account for investment in                   (Investor's Bank)
Merrill Lynch Federal Securities
Trust, as indicated below:               Bank Address.........................

  Amount of each check or ACH debit
                                         City...... State...... Zip Code......
  $.................................
                                         As a convenience to me, I hereby
  Account Number ...................     request and authorize you to pay and
                                         charge to my account ACH debits
                                         drawn on my account by and payable
Please date and invest ACH debits on     to Merrill Lynch Financial Data
the 20th of each month beginning         Services, Inc., I agree that your
                                         rights in respect to each such debit
 .....................................    shall be the same as if it were a
                                         check drawn on you and signed
 ................(month)                  personally by me. This authority is
                                         to remain in effect until revoked by
or as soon as possible thereafter.       me in writing. Until you receive
                                         such notice, you shall be fully
I agree that you are drawing these       protected in honoring any such
ACH debits voluntarily at my request     debit. I further agree that if any
and that you shall not be liable for     such debit be dishonored, whether
any loss arising from any delay in       with or without cause and whether
preparing or failure to prepare any      intentionally or inadvertently, you
such debit. If I change banks or         shall be under no liability.
desire to terminate or suspend this
program, I agree to notify you           ............   .....................
promptly in writing. I hereby                Date           Signature of
authorize you to take any action to                           Depositor
correct erroneous ACH debits of my
bank account or purchases of fund        ............   .....................
shares including liquidating shares          Bank      Signature of Depositor
of the Fund and credit my bank             Account       (If joint account,
account. I further agree that if a          Number         both must sign)
debit is not honored upon
presentation, Merrill Lynch Financial
Data Services, Inc. is authorized to
discontinue immediately the Automatic
Investment Plan and to liquidate
sufficient shares held in my account
to offset the purchase made with the
dishonored debit.


 ............    .....................
    Date            Signature of
                      Depositor

                ......................
               Signature of Depositor
                 (If joint account,
                   both must sign)

NOTE: IF AUTOMATIC INVESTMENT PLAN IS ELECTED, YOUR BLANK, UNSIGNED CHECK MARKED "VOID" SHOULD ACCOMPANY THIS APPLICATION.

                                    MANAGER

                             Fund Asset Management
                            Administrative Offices:
                             800 Scudders Mill Road

                       Plainsboro, New Jersey 08536

                                Mailing Address:
                                 P.O. Box 9011
                        Princeton, New Jersey 08543-9011

                                  DISTRIBUTOR

                     Merrill Lynch Funds Distributor, Inc.
                            Administrative Offices:
                             800 Scudders Mill Road
                             Plainsboro, New Jersey

                                Mailing Address:

                               P.O. Box 9081

                     Princeton, New Jersey 08543-9081

                                   CUSTODIAN

                              The Bank of New York
                              90 Washington Street
                                   12th Floor
                            New York, New York 10286

                                 TRANSFER AGENT

                Merrill Lynch Financial Data Services, Inc.

                            Administrative Offices:

                           4800 Deer Lake Drive East
                             Jacksonville, Florida

                                Mailing Address:
                                 P.O. Box 45289
                        Jacksonville, Florida 32232-5289

                              INDEPENDENT AUDITORS

                             Deloitte & Touche LLP

                             117 Campus Drive
                          Princeton, New Jersey 08540

                                    COUNSEL

                                  Brown & Wood
                             One World Trade Center
                         New York, New York 10048-0557

 NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESEN-TATIONS, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFER CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMA-TION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE FUND, THE MANAGER OR THE DISTRIBUTOR. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY STATE IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE.
                              -------------------
                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Fee Table..................................................................   2
Merrill Lynch Select PricingSM System......................................   4
Financial Highlights.......................................................   8
Investment Objective and Policies..........................................  10
 GNMA Certificates and Other Mortgage-Backed Government Securities.........  11
 Options and Futures Portfolio Strategies..................................  12
 Other Investment Practices................................................  16
 Portfolio Transactions....................................................  18
 Investment Restrictions...................................................  18
 Portfolio Turnover........................................................  19
Management of the Fund.....................................................  19
 Trustees..................................................................  19
 Management and Advisory Arrangements......................................  20
 Code of Ethics............................................................  20
 Transfer Agency Services..................................................  21
Purchase of Shares.........................................................  21
 Initial Sales Charge Alternatives--
   Class A and Class D Shares..............................................  23
 Deferred Sales Charge Alternatives--
   Class B and Class C Shares..............................................  25
 Distribution Plans........................................................  29
 Limitations on the Payment of Deferred
   Sales Charges...........................................................  31
Redemption of Shares.......................................................  31
 Redemption................................................................  32
 Repurchase................................................................  32
 Reinstatement Privilege--
   Class A and Class D Shares..............................................  33
Shareholder Services.......................................................  33
 Investment Account........................................................  33
 Exchange Privilege........................................................  34
 Automatic Reinvestment of Dividends and Distributions.....................  35
 Systematic Withdrawal Plans...............................................  36
 Automatic Investment Plans................................................  36
Portfolio Transactions.....................................................  36
Performance Data...........................................................  37
Taxes......................................................................  38
Additional Information.....................................................  40
 Dividends and Distributions...............................................  40
 Determination of Net Asset Value..........................................  40
 Organization of the Fund..................................................  41
 Shareholder Inquiries.....................................................  41
 Shareholder Reports.......................................................  42
Authorization Form.........................................................  43

                                                           Code #10259-1295
[LOGO] MERRILL LYNCH

MERRILL LYNCH
FEDERAL SECURITIES TRUST

[ART]

PROSPECTUS

     DECEMBER 21, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

This propsectus should be retained for future reference.

STATEMENT OF ADDITIONAL INFORMATION
-----------------------------------

                     MERRILL LYNCH FEDERAL SECURITIES TRUST

   P.O. BOX 9011, PRINCETON, NEW JERSEY 08543-9011 . PHONE NO. (609) 282-2800

                               ----------------

  Merrill Lynch Federal Securities Trust (the "Fund") is a mutual fund seeking a high current return through investments in U.S. Government and Government agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates and other mortgage-backed government securities. The Fund may seek to enhance its return through the use of certain portfolio strategies involving options and to hedge its portfolio through the use of options and futures transactions. The Fund will declare dividends daily and pay them monthly from its net investment income. The Fund's current return consists of interest, premiums from its expired call and put options, any short-term gains from sales of portfolio securities on exercise of options or otherwise, and any gains from closing purchase or sale transactions. There can be no assurance that the investment objective of the Fund will be realized.

                               ----------------

  Pursuant to the Merrill Lynch Select PricingSM System, the Fund offers four classes of shares each with a different combination of sales charges, ongoing fees and other features. The Merrill Lynch Select PricingSM System permits an investor to choose the method of purchasing shares that the investor believes is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares and other relevant circumstances.

                               ----------------

  This Statement of Additional Information of the Fund is not a prospectus and should be read in conjunction with the Prospectus of the Fund, dated December 21, 1995 (the "Prospectus"), which has been filed with the Securities and Exchange Commission and can be obtained, without charge, by calling or by writing the Fund at the above telephone number or address. This Statement of Additional Information has been incorporated by reference into the Prospectus.

                               ----------------

                         FUND ASSET MANAGEMENT--MANAGER

               MERRILL LYNCH FUNDS DISTRIBUTOR, INC.--DISTRIBUTOR

                               ----------------

 The date of this Statement of Additional Information is December 21, 1995

                       INVESTMENT OBJECTIVE AND POLICIES

  The investment objective of the Fund is to seek a high current return through investments in U.S. Government and Government agency securities ("U.S. Government securities"), including GNMA mortgage-backed certificates, and other mortgage-backed government securities. Reference is made to "Investment Objective and Policies" in the Prospectus for a discussion of the investment objective and policies of the Fund.

  While the Fund has authority to invest in all U.S. Government securities, it is anticipated that under certain market conditions, a significant portion of its portfolio of U.S. Government securities may consist of GNMA mortgage-backed certificates ("GNMA Certificates") and other U.S. Government securities representing ownership interests in mortgage pools. The Fund is authorized to acquire all types of U.S. Government securities representing ownership interests in mortgage pools which are presently issued or which may be issued in the future. In this regard, GNMA recently began offering a pass-through security backed by adjustable-rate mortgages. These securities bear interest at a rate which is adjusted either quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed-rate mortgages. These securities are eligible for purchase by the Fund.

  Portfolio Turnover. Fund Asset Management, L.P. (the "Manager" or "FAM" ) will effect portfolio transactions without regard to any holding period if, in its judgment, such transactions are advisable in light of a change in general market, economic or financial conditions. For the years ended August 31, 1993, 1994 and 1995, the Fund's portfolio turnover rates were 224.35%, 322.68% and 260.34%, respectively. A high rate of portfolio turnover results in correspondingly greater transaction costs in the form of dealer spreads and brokerage commissions which are borne directly by the Fund. The Fund is subject to the Federal income tax requirement that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. See "Dividends, Distributions and Taxes-- Taxes".

               PORTFOLIO STRATEGIES INVOLVING OPTIONS AND FUTURES

  Reference is made to the discussion concerning options and futures portfolio strategies under "Investment Objective and Policies" in the Prospectus. Set forth below is additional information concerning these transactions.

  Writing Covered Options. The Fund is authorized to write (i.e., sell) covered call options on the securities in which it may invest and enter into closing purchase transactions with respect to certain of such options. A covered call option is an option where the Fund, in return for a premium, gives another party a right to buy specified securities owned by the Fund at a specified future date and price set at the time of contract. The principal reason for writing call options on U.S. Government securities is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the securities alone. By writing covered call options, the Fund gives up the opportunity, while the option is in effect, to profit from any price increase in the underlying security above the option price. In addition, the Fund's ability to sell the underlying security will be limited while the option is in effect unless the Fund effects a closing purchase transaction. A closing purchase transaction cancels out the Fund's position as the writer of an option by means of an offsetting purchase of an identical option prior to the expiration of the option it has written. Covered call options serve as a particular hedge against the price of the underlying security declining.

  The writer of a covered call option has no control over when he may be required to sell his securities since he may be assigned an exercise notice at any time prior to the termination of his obligation as a writer. If an option expires unexercised, the writer realizes a gain in the amount of the premium. Such a gain, of course, may be offset by a decline in the market value of the underlying security during the option period. If a call option is exercised, the writer realizes a gain or loss from the sale of the underlying security.

  The Fund also may write put options which give the holder of the option the right to sell the underlying security to the Fund at the stated exercise price. The Fund will receive a premium for writing a put option which increases the Fund's return. The Fund writes only covered put options, which means that so long as the Fund is obligated as the writer of the option it will, through its custodian, have deposited and maintained cash, cash equivalents, U.S. Government securities or other high grade liquid debt securities with a securities depository with a value equal to or greater than the exercise price of the underlying securities. By writing a put, the Fund will be obligated to purchase the underlying security at a price that may be higher than the market value of that security at the time of exercise for as long as the option is outstanding. The Fund may engage in closing transactions in order to terminate put options that it has written.

  The Fund may also enter into over-the-counter options transactions ("OTC options"), which are two-party contracts with prices and terms negotiated between the buyer and seller. The staff of the Commission has taken the position that OTC options and the assets used as cover for written OTC options are illiquid securities.

  Purchasing Options. The Fund may purchase put options to hedge against a decline in the market value of its portfolio securities. By buying a put, the Fund has a right to sell the underlying security at the exercise price, thus limiting the Fund's risk of loss through a decline in the market value of the security until the put option expires. The amount of any appreciation in the value of the underlying security will be offset partially by the amount of the premium paid for the put option and any related transaction costs. Prior to its expiration, a put option may be sold in a closing sale transaction and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the put option plus the related transaction cost. A closing sale transaction cancels out the Fund's position as the purchaser of an option by means of an offsetting sale of an identical option prior to the expiration of the option it has purchased. In certain circumstances, the Fund may purchase call options on securities held in its portfolio on which it has written call options. The Fund may purchase either exchange-traded options or OTC options.

  Interest Rate Futures Contracts. A futures contract is an agreement between two parties to buy and sell a security. A majority of transactions in futures contracts, however, do not result in the actual delivery of the underlying instrument or cash settlement, but are settled through liquidation, i.e., by entering into an offsetting transaction.

  The purchase or sale of a futures contract differs from the purchase or sale of a security in that no price or premium is paid or received. Instead, an amount of cash or securities acceptable to the broker and the relevant contract market, which varies, but is generally about 5% of the contract amount, must be deposited with the broker. This amount is known as "initial margin" and represents a "good faith" deposit assuring the performance of both the purchaser and seller under the futures contract. Subsequent payments to and from the broker, called "variation margin", are required to be made on a daily basis as the price of the futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as "mark to the market". At any time prior to the settlement date of the futures contract, the position may be closed out by taking an opposite position which will operate to terminate the position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a nominal commission is paid on each completed sale transaction.

  Call Options on Futures Contracts. The purchase of a call option on a futures contract is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. Like the purchase of a futures contract, the Fund will purchase a call option on a futures contract to hedge against a market advance when the Fund is not fully invested.

  The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings.

  Put Options on Futures Contracts. The purchase of put options on a futures contract is analogous to the purchase of protective put options on portfolio securities. The Fund will purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

  The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the futures contract. If the futures price at expiration is higher than the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any increase in the price of U.S. Government securities which the Fund intends to purchase.

  The writer of an option on a futures contract is required to deposit initial and variation margin pursuant to requirements similar to those applicable to futures contracts. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a futures contract involves risks similar to those relating to futures contracts.

                               ----------------

  The Fund has obtained an order from the Securities and Exchange Commission (the "Commission") exempting it from the provisions of Section 17(f) and
Section 18(f) of the Investment Company Act of 1940 as amended (the "Investment Company Act") in connection with its strategy of investing in interest rate futures and related options. Section 17(f) relates to the custody of securities and other assets of an investment company and may be deemed to prohibit certain arrangements between the Fund and commodities brokers with respect to initial and variation margin. Section 18(f) prohibits an open-end investment company such as the Fund from issuing a "senior security" other than a borrowing from a bank. The staff of the Commission has in the past indicated that a futures contract may be a "senior security" under the Investment Company Act.

  Risk Factors in Options and Futures Transactions. Utilization of options and futures transactions involves the risk of imperfect correlation in movements in the prices of options and futures and movements in the prices of the U.S. Government securities which are the subject of the hedge. If the prices of the options and futures move more or less than the prices of the hedged securities, the Fund will experience a gain or loss which will not be completely offset by movements in the prices of the securities which are the subject of the hedge. The successful use of options and futures transactions also depends on the Manager's ability to predict correctly price movements in the U.S. Government securities market.

  Prior to exercise or expiration, an exchange-traded option or futures position can only be terminated by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. The Fund will enter into options or futures transactions on an exchange only if there appears to be a liquid secondary market for such options or futures. However, there can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. The Fund will acquire only OTC options for which management believes the Fund can receive on each business day at least two independent bids or offers. In the case of a futures position or an option on a futures position written by the Fund in the event of adverse price movements, the Fund would continue to be required to make daily cash payments of variation margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio securities to meet daily variation margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to take or make delivery of the security underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge its portfolio. There is also the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option. The risk of loss from investing in futures transactions is theoretically unlimited.

  The exchanges on which the Fund intends to conduct options transactions generally have established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) which may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). "Trading limits" are imposed on the maximum number of contracts which any person may trade on a particular trading day. An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Manager does not believe that these trading and positions limits will have any adverse impact on the portfolio strategies for hedging the Fund's portfolio.

                           OTHER PORTFOLIO STRATEGIES

  Lending of Portfolio Securities. In order to generate additional income, the Fund may from time to time lend securities from its portfolio to brokers, dealers and financial institutions such as banks and trust companies and receive collateral in cash or U.S. Government securities which will be maintained in an amount equal to at least 100% of the current market value of the loaned securities. Cash collateral will be invested in short-term securities, which will increase the current income of the Fund. Such loans will not be for more than 60 days and will be terminable at any time. The Fund will have the right to regain record ownership of loaned securities to exercise beneficial rights such as rights to interest or other distributions. The Fund may pay reasonable fees to persons unaffiliated with the Fund for services in arranging such loans. With respect to lending of portfolio securities, there is the risk of failure by the borrower to return the securities involved in such transactions, in which event the Fund may incur a loss.

  Repurchase Agreements and Purchase and Sale Contracts. The Fund may invest in securities pursuant to repurchase agreements or purchase and sale contracts. Repurchase agreements and purchase and sale contracts may be entered into only with a member bank of the Federal Reserve System or a primary dealer in U.S. Government securities or an affiliate thereof. Under such agreements, the Seller agrees, upon entering into the contract, to repurchase the security at a mutually agreed upon time and price, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. In the case of repurchase agreements, the prices at which the trades are conducted do not reflect accrued interest on the underlying obligation; whereas, in the case of purchase and sale contracts, the prices take into account accrued interest. Such agreements usually cover short periods, such as under one week. Repurchase agreements may be construed to be collateralized loans by the purchaser to the seller secured by the securities transferred to the purchaser. In the case of a repurchase agreement, the Fund will require the seller to provide additional collateral if the market value of the securities falls below the repurchase price at any time during the term of the repurchase agreement; the Fund does not have the right to seek additional collateral in the case of purchase and sale contracts. In the event of a default by the seller under a repurchase agreement construed to be a collateralized loan, the underlying securities are not owned by the Fund but only constitute collateral for the seller's obligation to pay the repurchase price. Therefore, the Fund may suffer time delays and incur costs or possible losses in connection with the disposition of the collateral. A purchase and sale contract differs from a repurchase agreement in that the contract arrangements stipulate that the securities are owned by the Fund. In the event of a default under such a repurchase agreement or under a purchase and sale contract, instead of the contractual fixed rate of return, the rate of return to the Fund shall be dependent upon intervening fluctuations of the market value of such security and the accrued interest on the security. In such event, the Fund would have rights against the seller for breach of contract with respect to any losses arising from market fluctuations following the failure of the seller to perform.

                         INVESTMENT RESTRICTIONS

  The Fund has adopted a number of fundamental and non-fundamental investment policies and restrictions. The fundamental policies and restrictions set forth below may not be changed without the approval of the holders of a majority of the Fund's outstanding voting securities (which for this purpose means the lesser of (a) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented or (b) more than 50%of the outstanding shares). Unless otherwise provided, all references to the assets of the fund below are in terms of current market value. The Fund may not:


    1. Make any investment inconsistent with the Fund's classification as a diversified company under the Investment Company Act.

    2. Invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding the U.S. Government and its agencies and instrumentalities).

    3. Make investments for the purpose of exercising control or management.

    4. Purchase or sell real estate, except that, to the extent permitted by applicable law, the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein.

    5. Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers acceptances, repurchase agreements or any similar instruments shall not be deemed to be the making of a loan, and except further that the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    6. Issue senior securities to the extent such issuance would violate applicable law.

    7. Borrow money, except that (i) the Fund may borrow from banks (as defined in the Investment Company Act) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) the Fund may borrow up to an additional 5% of its total assets for temporary purposes, (iii) the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (iv) the Fund may purchase securities on margin to the extent permitted by applicable law. The Fund may not pledge its assets other than to secure such borrowings or, to the extent permitted by the Fund's investment policies as set forth in its Prospectus and Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

    8. Underwriter securities of other issuers except insofar as the Fund technically may be deemed an underwriter under the Securities Act of 1933, as amended, (the "Securities Act") in selling portfolio securities.

    9. Purchase or sell commodities or contracts on commodities, except to the extent that the Fund may do so in accordance with applicable law and the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time, and without registering as a commodity pool operator under the Commodity Exchange Act.

    Under the non-fundamental investment restrictions, the Fund may not:

    a. Purchase securities of other investment companies, except to the extent such purchases are permitted by applicable law.

    b. Make short sales of securities or maintain a short position, except to the extent permitted by applicable law. The Fund currently does not intend to engage in short sales, except short sales "against the box."

    c. Invest in securities which cannot be readily resold because of legal or contractual restrictions or which cannot otherwise be marketed, redeemed or put to the issuer or a third party, if at the time of acquisition more than 15% of its total assets would be invested in such securities. This restriction shall not apply to securities which mature within seven days or securities which the Board of Trustees of the Fund has otherwise determined to be liquid pursuant to applicable law. Notwithstanding the 15% limitation herein, to the extent the laws of any state in which the Fund's shares are registered or qualified for sale require a lower limitation, the Fund will observe such limitation. As of the date hereof, therefore, the Fund will not invest more than 10% of its total assets in securities which are subject to this investment restriction (c). Securities purchased in accordance with Rule 144A under the Securities Act (each a "Rule 144A security") and determined to be liquid by the Fund's Board of Trustees are not subject to the limitations set forth in this investment restriction
  (c). Notwithstanding the fact that the

  Board may determine that a Rule 144A security is liquid and not subject to limitations set forth in this investment restriction (c), the State of Ohio does not recognize Rule 144A securities as securities that are free or restrictions as to resale. To the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers that are restricted as to disposition, including Rule 144A securities or in securities of issuers described in (e) below.

    d. Invest in warrants if, at the time of acquisition, its investments in warrants, valued at the lower of cost or market value, would exceed 5% of the Fund's net assets; included within such limitation, but not to exceed 2% of the Fund's net assets, are warrants which are not listed on the New York Stock Exchange or American Stock Exchange or a major foreign exchange. For purposes of this restriction, warrants acquired by the Fund in units or attached to securities may be deemed to be without value.

    e. Invest in securities of companies having a record, together with predecessors, of less than three years of continuous operation, if more than 5% of the Fund's total assets would be invested in such securities. This restriction shall not apply to mortgage-backed securities, asset-backed securities or obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

    f. Purchase or retain the securities of any issuer, if those individual officers and trustees of the Fund, the officers, and general partner of the Manager, the directors of such general partner or the officers and directors of any subsidiary thereof each owning beneficially more than one-half of one percent of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer.

    g. Invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or development programs, except that the Fund may invest in securities issued by companies that engage in oil, gas or other mineral exploration or development activities.

    h. Write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in the Fund's Prospectus and Statement of Additional Information, as they may be amended from time to time.

    i. Notwithstanding fundamental investment restriction (7) above, borrow money or pledge its assets except that the Fund may borrow from a bank as a temporary measure for extraordinary or emergency purposes or to meet redemptions in amounts not exceeding 10% (taken at the market value) of its total assets and pledge its assets to secure such borrowings. (For the purpose of this restriction, collateral arrangements with respect to the writing of options, interest rate futures contracts, options on interest rate futures contracts, and collateral arrangements with respect to initial and variation margin are not deemed to be a pledge of assets and neither such arrangements nor the purchase or sale of futures or related options are deemed to be the issuance of a senior security.)

  The Fund has undertaken with certain state securities authorities that, so long as its securities are registered for sale in those states, the Fund will not (i) purchase put or call options on U.S. Government securities or (ii) purchase or sell interest rate futures contracts or related options if, as a result of such transaction, the sum of premiums paid for options currently outstanding which are held by the Fund and margin deposits on the Fund's existing futures contracts and related options would exceed 5% of the total assets of the Fund. The Fund has also undertaken to one of such authorities that it will not write covered put options on U.S. Government securities if as a result it would have more than 50% of its total assets subject to being invested upon the exercise of such put options.

  The staff of the Commission has taken the position that purchased over-the-counter ("OTC") options and the assets used as cover for written OTC options are illiquid securities to the extent set forth under "Investment Objective and Policies--Options and Futures Portfolio Strategies" in the Prospectus.

  Because of the affiliation of the Manager with the Fund, the Fund is prohibited from engaging in certain transactions involving the Manager's affiliate, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") or its affiliates except for brokerage transactions permitted under the Investment Company Act involving only usual and customary commissions or transactions pursuant to an exemptive order under the Investment Company Act. See "Portfolio Transactions and Brokerage". Without such an exemptive order, the Fund is prohibited from engaging in portfolio transactions with Merrill Lynch or its affiliates acting as principal and from purchasing securities in public offerings which are not registered under the Securities Act of 1933 in which such firm or any of its affiliates participate as an underwriter or dealer.

  The Trustees have established the policy that the Fund will not purchase or retain the securities of any issuer, if those individual officers, directors and Trustees of the Fund, Merrill Lynch Asset Management, L.P. ("MLAM") or any affiliate thereof each owning beneficially more than one-half of 1% of the securities of such issuer own in the aggregate more than 5% of the securities of such issuer. Portfolio securities of the Fund may not be purchased from, sold or loaned to the Manager or its affiliates or any of their directors, general partners, officers or employees, acting as principal.

  The Fund has adopted a policy pursuant to which it will not write any covered put options on U.S. Government securities if as a result the Fund would then have more than 50% of its total assets (taken at market value) subject to being invested upon the exercise of put options. This policy may be amended without the approval of the Fund's shareholders.

                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and executive officers of the Fund, their ages and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and Trustee is P.O. Box 9011, Princeton, New Jersey 08543-9011.

  Arthur Zeikel(63)--President and Trustee(1)(2)--President of the Manager (which term as used herein includes its corporate predecessors) since 1977; President of MLAM (which term as used herein includes its corporate predecessors) since 1977; President and Director of Princeton Services, Inc. ("Princeton Services") since 1993; Executive Vice President of Merrill Lynch & Co., Inc. ("ML&Co.") since 1990; Executive Vice President of Merrill Lynch from 1990 to 1995 and Senior Vice President thereof from 1985 to 1990; and Director of Merrill Lynch Funds Distributor, Inc. (the "Distributor").

  Joe Grills(60)--Trustee(2)--183 Soundview Lane, New Canaan, Connecticut 06840. Member of the Committee of Investment of Employee Benefit Assets of the Financial Executives Institute ("CIEBA") since 1986; member of CIEBA's Executive Committee since 1988 and its Chairman from 1991 to 1992; Assistant Treasurer of International Business Machines Incorporated ("IBM") and Chief Investment Officer of IBM

Retirement Funds from 1986 until 1993; Member of the Investment Advisory Committee of the State of New York Common Retirement Fund; Director, Duke Management Company and LaSalle Street Fund.

  Walter Mintz(66)--Trustee(2)--1114 Avenue of the Americas, New York, New York 10036. Special Limited Partner of Cumberland Associates (investment partnership) since 1982.

  Melvin R. Seiden(64)--Trustee(2)--780 Third Avenue, Suite 2502, New York, New York 10017. President of Silbanc Properties, Ltd. (real estate, investment and consulting) since 1987; Chairman and President of Seiden & de Cuevas, Inc. (private investment firm) from 1964 to 1987.

  Stephen B. Swensrud(62)--Trustee(2)--24 Federal Street, Boston, Massachusetts 02110. Principal of Fernwood Associates (financial consultants).

  Harry Woolf(72)--Trustee(2)(3)--The Institute for Advanced Study, Olden Lane, Princeton, New Jersey 08540. Member of the editorial board of Interdisciplinary Science Reviews; Director, Alex. Brown Mutual Funds, Advanced Technology Laboratories, Family Health International and SpaceLabs Medical (medical equipment manufacturing and marketing).

  Terry K. Glenn(55)--Executive Vice President(1)(2)--Executive Vice President of the Manager and MLAM since 1983; Executive Vice President and Director of Princeton Services since 1993; President of the Distributor since 1986 and Director thereof since 1991; Director of Financial Data Services, Inc. since 1985.

  Jeffrey B. Hewson(44)--Vice President(1)(2)--Vice President of MLAM since 1989 and Portfolio Manager of the Manager since 1985; Senior Consultant, Price Waterhouse from 1981 to 1985.

  Gregory Mark Maunz(43)--Vice President(1)(2)--Vice President of MLAM since 1985 and Portfolio Manager since 1984.

  Donald C. Burke(35)--Vice President(1)(2)--Vice President and Director of Taxation of MLAM since 1990; employee of Deloitte & Touche LLP from 1982 to 1990.

  Gerald M. Richard(46)--Treasurer(1)(2)--Senior Vice President and Treasurer of the Manager and MLAM since 1984; Senior Vice President and Treasurer of Princeton Services since 1993; Vice President and Treasurer of the Distributor since 1981 and 1984, respectively.

  Michael J. Hennewinkel(43)--Secretary(1)(2)--Vice President of MLAM since
1985.
--------
(1) Interested person, as defined in the Investment Company Act, of the Fund.

(2) Such Trustee or officer is a director, officer or member of the advisory board of one or more investment companies for which the Manager or MLAM acts as investment adviser or manager.

(3) Mr. Woolf is retiring from the Board of Trustees as of December 31, 1995 pursuant to the Fund's retirement policy.

  As of November 30, 1995, the officers and Trustees of the Fund as a group (12 persons) owned an aggregate of less than 1% of the outstanding shares of common stock of ML&Co. and owned an aggregate of less than 1% of the outstanding shares of the Fund.

  The Fund pays each Trustee not affiliated with the Manager a fee of $4,000 per year plus $1,000 per board meeting attended together with such Trustee's actual out-of-pocket expenses relating to attendance at board meetings, and each member of its Audit Committee, which consists of all of the non-affiliated Trustees, $4,000 per year plus $750 per meeting attended. Fees and expenses paid to the unaffiliated Trustees aggregated $35,336 for the fiscal year ended August 31, 1995.

  The following table sets forth for the fiscal year ended August 31, 1995 compensation paid by the Fund to the non-interested Trustees and for the calendar year ended December 31, 1994, the aggregate compensation paid by all investment companies (including the Fund) advised by the Manager and its affiliate, MLAM ("MLAM/FAM-Advised Funds") to the non-interested Trustees:

                                                  PENSION OR
                                                  RETIREMENT      AGGREGATE
                                                   BENEFITS     COMPENSATION
                                                   ACCRUED      FROM FUND AND
                                     COMPENSATION AS PART OF  MLAM/FAM-ADVISED
                                       FROM THE      FUND       FUNDS PAID TO
TRUSTEE                                  FUND      EXPENSE   TRUSTEE/DIRECTOR(a)
-------                              ------------ ---------- -------------------
Joe Grills..........................   $15,500       None         $156,150
Walter Mintz........................    15,500       None          156,150
Melvin R. Seiden....................    15,500       None          156,150
Stephen B. Swensrud.................    15,500       None          164,150
Harry Woolf.........................    15,500       None          156,150

--------

(1) In addition to the Fund, the Trustees serve on the boards of other MLAM/FAM-Advised Funds as follows: Joe Grills (36 funds and portfolios), Walter Mintz (36 funds and portfolios), Melvin R. Seiden (36 funds and portfolios), Stephen B. Swensrud (46 funds and portfolios), and Harry Woolf (36 funds and portfolios).

MANAGEMENT AND ADVISORY ARRANGEMENTS

  Reference is made to "Management of the Fund--Management and Advisory Arrangements" in the Prospectus for certain information concerning the management and advisory arrangements of the Fund.

  Securities held by the Fund may also be held by other funds or investment advisory clients for which the Manager or MLAM acts as an adviser. Securities may be held by, or be appropriate investments for, the Fund as well as other clients of the Manager or MLAM. Because of different objectives or other factors, a particular security may be bought for one or more clients when one or more clients are selling the same security. If purchases or sales of securities for the Fund or other funds for which they act as investment adviser or for their advisory clients arise for consideration at or about the same time, transactions in such securities will be made, insofar as feasible, for the respective funds and clients in a manner deemed equitable to all. To the extent that transactions on behalf of more than one client of the Manager or MLAM during the same period may increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price.

  The Fund has entered into an investment management agreement (the "Management Agreement") with the Manager. Under the Management Agreement, the Manager receives from the Fund at the end of each month a fee at the following annual rates:

                                                                      MANAGEMENT
                                                                         FEE
                                                                      ----------
     Portion of average daily value of net assets:
       Not exceeding $500 million....................................   0.500%
       $500 million to $1 billion....................................   0.475%
       $1 billion to $1.5 billion....................................   0.450%
       $1.5 billion to $2 billion....................................   0.425%
       $2 billion to $2.5 billion....................................   0.400%
       $2.5 billion to $3.5 billion..................................   0.375%
       $3.5 billion to $5 billion....................................   0.350%
       $5 billion to $6.5 billion....................................   0.325%
       Exceeding $6.5 billion........................................   0.300%

  For the year ended August 31, 1993, the fee paid by the Fund to the Manager was $17,119,697 (based upon average net assets of approximately $4.1 billion), and the effective fee rate was .42%. For the year ended August 31, 1994, the fee paid by the Fund to the Manager was $14,571,755 (based upon average net assets of approximately $3.4 billion) and the effective fee rate was .43%. For the year ended August 31, 1995, the fee paid by the Fund to the Manager was $11,490,071 (based upon average net assets of approximately $2.6 billion) and the effective fee rate was .44%.

  The State of California imposes limitations on the expenses of the Fund. These limitations require that the Manager reimburse the Fund if, during the Fund's fiscal year, ordinary operating expenses exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets and 1.5% of the remaining average daily net assets. Expenses not covered by the limitations are interest, taxes, distribution fees, brokerage fees and commissions and extraordinary charges such as litigation costs. Such reimbursement, if any, will be subtracted from the monthly management fee. The Manager's obligation to reimburse the Fund is limited to the amount of the management fee. No fee payment will be made to the Manager during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment. Prior to September 21, 1989, California's expense limitation requirements were more restrictive than those set forth above. For the years ended August 31, 1993, 1994 and 1995, no reimbursement was required pursuant to the applicable expense limitations.

  The Management Agreement obligates the Manager to provide investment advisory services and to pay all compensation of and furnish office space for officers and employees of the Fund connected with investment and economic research, trading and investment management of the Fund, as well as the fees of all Trustees of the Fund who are affiliated persons of ML&Co. The Fund pays all other expenses incurred in the operation of the Fund, including, among other things, taxes, expenses for legal and auditing services, costs of printing proxies, shareholder reports, prospectuses and statements of additional information (except to the extent paid by the Distributor), charges of the Fund's custodian and transfer agent, expenses of redemption of shares, Commission fees, expenses of registering the shares under Federal or state laws, fees and expenses of unaffiliated Trustees, accounting and pricing costs (including the daily calculation of net asset value), insurance, interest, brokerage costs, litigation and other extraordinary or nonrecurring expenses, and other expenses properly payable by the Fund. The Distributor will pay the promotional expenses of the Fund incurred in connection with the offering of shares of the Fund. Certain expenses of the Distributor will be financed by the Fund pursuant to Distribution Plans in compliance with Rule 12b-1 under the Investment Company Act. See "Purchase of Shares--Distribution Plans".

  The Manager is a limited partnership, the partners of which are ML&Co. and Princeton Services, Inc. ML&Co. and Princeton Services are "controlling persons" of the Manager as defined under the Investment Company Act because of their ownership of its voting securities or their power to exercise a controlling influence over its management or policies.

  Duration and Termination. Unless earlier terminated as described below, the Management Agreement will remain in effect from year to year if approved annually (a) by the Trustees of the Fund or by a majority of the outstanding shares of the Fund and (b) by a majority of the Trustees who are not parties to such contract or interested persons (as defined in the Investment Company Act) of any such party. Such agreement is not assignable and may be terminated without penalty on 60 days' written notice at the option of either party thereto or by the vote of the shareholders of the Fund.

                               PURCHASE OF SHARES

  Reference is made to "Purchase of Shares" in the Prospectus for certain information as to the purchase of Fund shares.

ALTERNATIVE SALES ARRANGEMENTS

  The Fund issues four classes of shares under the Merrill Lynch Select PricingSM System: shares of Class A and Class D are sold to investors choosing the initial sales charge alternatives, and shares of Class B and Class C are sold to investors choosing the deferred sales charge alternatives. Each Class A, Class B, Class C and Class D share of the Fund represents an identical interest in the investment portfolio of the Fund and has the same rights, except that Class B, Class C and Class D shares bear the expenses of the ongoing account maintenance fees, and Class B and Class C shares bear the expenses of the ongoing distribution fees and the additional incremental transfer agency costs resulting from the deferred sales charge arrangements. Class B, Class C and Class D shares each have exclusive voting rights with respect to the Rule 12b-1 distribution plan adopted with respect to such class pursuant to which account maintenance and/or distribution fees are paid. Each class has different exchange privileges. See "Shareholder Services--Exchange Privilege".

  The Merrill Lynch Select PricingSM System is used by more than 50 mutual funds advised by the Manager or its affiliate, MLAM. Funds advised by the Manager or MLAM which use the Merrill Lynch Select Pricing SM System are referred to herein as "MLAM-advised mutual funds".

  The Fund has entered into separate distribution agreements with the Distributor in connection with the continuous offering of each class of shares of the Fund (the "Distribution Agreements"). The Distribution Agreements obligate the Distributor to pay certain expenses in connection with the offering of each class of shares of the Fund. After the prospectuses, statements of additional information and periodic reports have been prepared, set in type and mailed to shareholders, the Distributor pays for the printing and distribution of copies thereof used in connection with the offering to dealers and investors. The Distributor also pays for other supplementary sales literature and advertising costs. The Distribution Agreements are subject to the same renewal requirements and termination provisions as the Management Agreement described above.

INITIAL SALES CHARGE ALTERNATIVES--CLASS A AND CLASS D SHARES

  As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A shares of the Fund outstanding prior to October 21, 1994, have been redesignated Class D shares. The Class A shares currently being offered differ from the Class A shares offered prior to October 21, 1994 in many respects, including sales charges, exchange privilege and the classes of persons to whom such shares are offered. For the fiscal year ended August 31, 1993, the Fund sold 17,415,517 of its Class A shares for aggregate net proceeds to the Fund of $173,299,062. The gross sales charges for the sale of shares of the Fund during that year were $1,589,874, of which $102,426 and $1,187,448 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended August 31, 1994, the Fund sold 14,555,924 of its Class A shares for aggregate net proceeds to the Fund of $141,925,143. The gross sales charges for the sale of shares of the Fund for that period was $711,103, of which $51,423 and $659,680 were received by the Distributor and Merrill Lynch, respectively. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Fund sold 30,530,411 of its new Class A shares for aggregate net proceeds of $282,054,026. The gross sales charges for the sale of those shares during that period was $19,143, of which $1,123 and $18,020 were received by the Distributor and Merrill Lynch, respectively. During the fiscal year ended August 31, 1995, the Fund sold 4,559,726 of its Class D shares (including redesignated Class A shares) for aggregate net proceeds to the Fund of $42,599,935. The gross sales charges for the sale of those shares during that year was $271,995, of which $23,539 and $248,456 were received by the Distributor and Merrill Lynch, respectively.

  The term "purchase" as used in the Prospectus and this Statement of Additional Information in connection with an investment in Class A and Class D shares of the Fund, refers to a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his spouse and their children under the age of 21 years purchasing shares for his or their own account and single purchases by a trustee or other fiduciary purchasing shares for a single trust estate or single fiduciary account (including a pension, profit-sharing or other employee benefit trust created pursuant to a plan qualified under
Section 401 of the Internal Revenue Code of 1986, as amended (the "Code")) although more than one beneficiary is involved. The term "purchase" also includes purchases by any "company", as that term is defined in the Investment Company Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount; provided, however, that it shall not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit cardholders of a company, policyholders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. The term "purchase" also includes purchases by employee benefit plans not qualified under Section 401 of the Code, including purchases by employees or by employers on behalf of employees, by means of a payroll deduction plan or otherwise, of shares of the Fund. Purchases by such a company or non-qualified employee benefit plan will qualify for the quantity discounts discussed above only if the Fund and the Distributor are able to realize economies of scale in sales effort and sales related expense by means of the company, employer or plan making the Fund's

Prospectus available to individual investors or employees and forwarding investments by such persons to the Fund and by any such employer or plan bearing the expense of any payroll deduction plan.

  Closed-End Fund Investment Option. Class A shares of the Fund and other MLAM-advised mutual funds ("Eligible Class A Shares") are offered at net asset value to shareholders of certain closed-end funds advised by MLAM or the Investment Adviser who purchased such closed-end fund shares prior to October 21, 1994 (the date the Merrill Lynch Select Pricing SM System commenced operations) and wish to reinvest the net proceeds from a sale of their closed-end fund shares of common stock in Eligible Class A or Class D Shares, if the conditions set forth below are satisfied. Alternatively, closed-end fund shareholders who purchased such shares on or after October 21, 1994 and wish to reinvest the net proceeds from a sale of their closed-end fund shares are offered Class A shares (if eligible to buy Class A shares) or Class D shares of the Fund and other MLAM-advised mutual funds ("Eligible Class D Shares"), if the following conditions are met. First, the sale of the closed-end fund shares must be made through Merrill Lynch, and the net proceeds therefrom must be immediately reinvested in Eligible Class A or Class D Shares. Second, the closed-end fund shares must either have been acquired in the initial public offering or be shares representing dividends from shares of common stock acquired in such offering. Third, the closed-end fund shares must have been continuously maintained in a Merrill Lynch securities account. Fourth, there must be a minimum purchase of $250 to be eligible for the investment option. Class A shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Senior Floating Rate Fund, Inc. ("Senior Floating Rate Fund") who wish to reinvest the net proceeds from a sale of certain of their shares of common stock of Senior Floating Rate Fund in shares of the Fund. In order to exercise this investment option, Senior Floating Rate Fund shareholders must sell their Senior Floating Rate Fund shares to the Senior Floating Rate Fund in connection with a tender offer conducted by the Senior Floating Rate Fund and reinvest the proceeds immediately in the Fund. This investment option is available only with respect to the proceeds of Senior Floating Rate Fund shares as to which no Early Withdrawal Charge (as defined in the Senior Floating Rate Fund prospectus) is applicable. Purchase orders from Senior Floating Rate Fund shareholders wishing to exercise this investment option will be accepted only on the day that the related Senior Floating Rate Fund tender offer terminates and will be effected at the net asset value of the Fund at such day. Similarly, Class D shares of the Fund are offered at net asset value to shareholders of Merrill Lynch Municipal Strategy Fund, Inc. ("Municipal Strategy Fund") and Merrill Lynch High Income Municipal Bond Fund, Inc. ("High Income Municipal Bond Fund") who wish to purchase shares of the Fund with the net proceeds from a sale of certain of their shares of common stock of those funds pursuant to a tender offer by Municipal Strategy Fund or by High Income Municipal Bond Fund. This investment option is available only with respect to the proceeds of Municipal Strategy Fund shares as to which no CDSC (as defined in the Municipal Strategy Fund prospectus) is applicable and to the proceeds of High Income Municipal Bond Fund shares as to which no Early Withdrawal Charge (as defined in the High Income Municipal Bond Fund prospectus) is applicable.

REDUCED INITIAL SALES CHARGES

  Right of Accumulation. The reduced sales charges are applicable through a right of accumulation under which eligible investors are permitted to purchase shares of the Fund subject to an initial sales charge at the offering price applicable to the total of (a) the public offering price of the shares then being purchased plus (b) an amount equal to the then current net asset value or cost, whichever is higher, of the purchaser's combined holdings of all classes of shares of the Fund and of other MLAM-advised mutual funds. For any such right of accumulation to be made available, the Distributor must be provided at the time of purchase, by the purchaser or the purchaser's securities dealer, with sufficient information to permit confirmation of qualification, and acceptance of the purchase order is subject to such confirmation. The right of accumulation may be amended or terminated at any time. Shares held in the name of a nominee or custodian under pension, profit-sharing, or other employee benefit plans may not be combined with other shares to qualify for the right of accumulation.

  Letter of Intention. Reduced sales charges are applicable to purchases aggregating $25,000 or more of Class A or Class D shares of the Fund or any other MLAM-advised mutual funds made within a thirteen-month period starting with the first purchase pursuant to a Letter of Intention in the form provided in the Prospectus. The Letter of Intention is available only to investors whose accounts are maintained at the Fund's transfer agent. The Letter of Intention is not available to employee benefit plans for which Merrill Lynch provides plan--participant recordkeeping services. The Letter of Intention is not a binding obligation to purchase any amount of Class A or Class D shares; however its execution will result in the purchaser paying a lower sales charge at the appropriate quantity purchase level. A purchase not originally made pursuant to a Letter of Intention may be included under a subsequent Letter of Intention executed within 90 days of such purchase if the Distributor is informed in writing of this intent within such 90-day period. The value of Class A or Class D shares of the Fund and of other MLAM-advised mutual funds presently held, at cost or maximum offering price (whichever is higher), on the date of the first purchase under the Letter of Intention, may be included as a credit toward the completion of such Letter. If the total amount of shares purchased does not equal the amount stated in the Letter of Intention (minimum of $25,000), the investor will be notified and must pay, within 20 days of the expiration of such Letter, the difference between the sales charge on the Class A or Class D shares purchased at the reduced rate and the sales charge applicable to the shares actually purchased through the Letter. Class A or Class D shares equal to five percent of the intended amount will be held in escrow during the thirteen-month period (while registered in the name of the purchaser) for this purpose. The first purchase under the Letter of Intention must be at least five percent of the dollar amount of such Letter. If a purchase during the term of such Letter would otherwise be subject to a further reduced sales charge based on the right of accumulation, the purchaser will be entitled on that purchase and subsequent purchases to that further reduced percentage sales charge, but there will be no retroactive reduction of the sales charges on any previous purchase. The value of any shares redeemed or otherwise disposed of by the purchaser prior to termination or completion of the Letter of Intention will be deducted from the total purchases made under such Letter. An exchange from a MLAM-advised money market fund into the Fund that creates a sales charge will count toward completing a new or existing Letter of Intention from the Fund.

  Merrill Lynch Blueprint SM Program. Class A and Class D shares of the Fund are offered to participants in the Merrill Lynch Blueprint SM Program ("Blueprint"). Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as credit unions, trade associations and benefit plans. Investors placing orders to purchase Class A or Class D shares of the Fund through Blueprint will acquire the Class A or Class D shares at net asset value plus a sales charge calculated in accordance with the Blueprint sales charge schedule (i.e., up to $5,000 at 3.5% and $5,000.01 or more at the standard sales charge rates disclosed in the Prospectus). Class A and Class D shares of the Fund are offered at net asset value plus a sales charge of 1/2 of 1% for corporate or group IRA programs placing orders to purchase their Class A or Class D shares through Blueprint. Services available to investors placing orders for Class A or Class D shares through Blueprint, including exchange privileges, may differ from those available to other investors in Class A or Class D shares.

  Class A and Class D shares are offered at net asset value to Blueprint participants through the Merrill Lynch Directed IRA Rollover Program ("IRA Rollover Program") available from Merrill Lynch Business Financial Services, a business unit of Merrill Lynch. The IRA Rollover Program is available to custodian rollover assets from Employer Sponsored Retirement and Savings Plans (as defined below) whose Trustee and/or Plan Sponsor has entered into a Merrill Lynch Directed IRA Rollover Program Service Agreement.

  Orders for purchases and redemptions of Class A or Class D shares of the Fund may be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase is $100, with a $50 minimum for subsequent purchases through Blueprint. There are no minimum initial or subsequent purchase requirements for participants who are part of an automatic investment plan. Additional information concerning purchases through Blueprint, including any annual fees and transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Employee Access Accounts SM. Class A or Class D shares are offered at net asset value to Employee Access Accounts available through employers that provide employer sponsored retirement or savings plans that are eligible to purchase such shares at net asset value. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

  Employer Sponsored Retirement and Savings Plans. Class A and Class D shares are offered at net asset value to employer sponsored retirement or savings plans, such as tax qualified retirement plans within the meaning of Section 401(a) of the Internal Revenue Code of 1986, as amended (the "Code"), deferred compensation plans within the meaning of Sections 403(b) and 457 of the Code, other deferred compensation arrangements, Voluntary Employee Benefits Association ("VEBA") plans, and non-qualified After Tax Savings and Investment programs, maintained on the Merrill Lynch Group Employee Services system, herein referred to as "Employer Sponsored Retirement or Savings Plans", provided the plan has accumulated $20 million or more in MLAM-advised mutual funds (in the case of Class A shares) or $5 million or more in MLAM-advised mutual funds (in the case of Class D shares). Class D shares may be offered at net asset value to new Employer Sponsored Retirement or Savings Plans, provided the plan has $3 million or more initially invested in MLAM-advised mutual funds. Assets of Employer Sponsored Retirement or Savings Plans sponsored by the same sponsor or an affiliated sponsor may be aggregated. Class A shares and Class D shares also are offered at net asset value to Employer Sponsored Retirement or Savings Plans that have at least 1,000 employees eligible to participate in the plan (in the case of Class A shares) or between 500 and 999 employees eligible to participate in the plan (in the case of Class D shares). Employees eligible to participate in Employer Sponsored Retirement or Savings Plans of the same sponsoring employer or its affiliates may be aggregated. Tax qualified retirement plans within the meaning of Section 401(a) of the Code meeting any of the foregoing requirements and which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a wide range of investments including individual corporate equities and other securities in addition to mutual fund shares) by the Merrill Lynch BlueprintSM Program, are offered Class A and Class D shares at a price equal to net asset value per share plus a reduced sales charge of 0.50%. Any Employer Sponsored Retirement or Savings Plan which does not meet the above described qualifications to purchase Class A or Class D shares at net asset value has the option of (i) purchasing Class A shares at the initial sales charge schedule and possible CDSC schedule disclosed in the Prospectus if it is otherwise eligible to purchase Class A shares, (ii) purchasing Class D shares at the initial sales charge and possible CDSC schedule disclosed in the Prospectus, (iii) if the Employer Sponsored Retirement or Savings Plan meets the specified requirements, purchasing Class B shares with a waiver of the CDSC upon redemption, or if the Employer Sponsored Retirement or Savings Plan does not qualify to purchase Class B shares with a waiver of the CDSC upon redemption, purchasing Class C shares at the CDSC schedule disclosed in the Prospectus.
The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Employer Sponsored Retirement or Savings Plans.

  Purchase Privilege of Certain Persons. Directors of the Fund, members of the Boards of other MLAM-advised investment companies, directors and employees of Merrill Lynch & Co., Inc. and its subsidiaries, (the term "subsidiaries", when used herein with respect to Merrill Lynch & Co., Inc., includes FAM, MLAM and certain other entities directly or indirectly wholly-owned and controlled by Merrill Lynch & Co., Inc.), and any trust, pension, profit-sharing or other benefit plan for such persons may purchase Class A shares of the Fund at net asset value.

  Class D shares of the Fund will be offered at net asset value, without a sales charge, to an investor who has a business relationship with a financial consultant who joined Merrill Lynch from another investment firm within six months prior to the date of purchase by such investor, if the following conditions are satisfied: first, the investor must advise Merrill Lynch that he or she will purchase Class D shares of the Fund with proceeds from a redemption of a mutual fund that was sponsored by the financial consultant's previous firm and was subject to a sales charge either at the time of purchase or on a deferred basis; and second, the investor also must establish that such redemption had been made within 60 days prior to the investment in the Fund, and the proceeds from the redemption had been maintained in the interim in cash or a money market fund.

  Class D shares of the Fund are also offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund sponsored by a non-Merrill Lynch company for which Merrill Lynch has served as a selected dealer and where Merrill Lynch has either received or given notice that such arrangement will be terminated ("notice"), if the following conditions are satisfied: first, the investor must purchase Class D shares of the Fund with proceeds from a redemption of shares of such other mutual fund and the shares of such other fund were subject to a sales charge either at the time of purchase or on a deferred basis; and second, such purchase of Class D shares must be made within 90 days after notice.

  Class D shares of the Fund are offered at net asset value, without a sales charge, to an investor who has a business relationship with a Merrill Lynch financial consultant and who has invested in a mutual fund for which Merrill Lynch has not served as a selected dealer if the following conditions are satisfied: first, the investor must advise Merrill Lynch that it will purchase Class D shares of the Fund with proceeds from the redemption of such shares of other mutual funds and that such shares have been outstanding for a period of no less than six months; and second, such purchase of Class D shares must be made within 60 days after the redemption and the proceeds from the redemption must be maintained in the interim in cash or a money market fund.

  TMA SM Managed Trusts. Class A shares are offered to TMA SM Managed Trusts to which Merrill Lynch Trust Company provides discretionary trustee services at net asset value.

  Acquisition of Certain Investment Companies. The public offering price of Class D shares of the Fund may be reduced to the net asset value per Class D share in connection with the acquisition of the assets of or merger or consolidation with a personal holding company or a public or private investment company. The value of the assets or company acquired in a tax-free transaction may be adjusted in appropriate cases to reduce possible adverse tax consequences to the Fund which might result from an acquisition of assets having net unrealized appreciation which is disproportionately higher at the time of acquisition than the realized or unrealized appreciation of the Fund. The issuance of Class D shares for consideration other than cash is limited to bona fide reorganizations, statutory mergers or other acquisitions of portfolio securities which (i) meet the investment objectives and policies of the Fund;
(ii) are acquired for investment and not for resale (subject to the understanding that the disposition of the Fund's portfolio securities shall at all times remain within its control); and (iii) are liquid securities, the value of which is readily ascertainable, which are not restricted as to transfer either by law or liquidity of market (except that the Fund may acquire through such transactions restricted or illiquid securities to the extent the Fund does not exceed the applicable limits on acquisition of such securities set forth under "Investment Objective and Policies" herein).

  Reductions in or exemptions from the imposition of a sales load are due to the nature of the investors and/or the reduced sales efforts that will be needed in obtaining such investments.

DISTRIBUTION PLANS

  Reference is made to "Purchase of Shares--Distribution Plans" in the Prospectus for certain information with respect to the separate distribution plans for Class B, Class C and Class D shares pursuant to Rule 12b-1 under the Investment Company Act (each a "Distribution Plan") with respect to the account maintenance and/or distribution fees paid by the Fund to the Distributor with respect to such classes.

  Payments of the account maintenance fees and/or distribution fees are subject to the provisions of Rule 12b-1 under the Investment Company Act. Among other things, each Distribution Plan provides that the Distributor shall provide and the Directors shall review quarterly reports of the disbursement of the account maintenance fees and/or distribution fees paid to the Distributor. In their consideration of each Distribution Plan, the Directors must consider all factors they deem relevant, including information as to the benefits of the Distribution Plan to the Fund and its related class of shareholders. Each Distribution Plan further provides that, so long as the Distribution Plan remains in effect, the selection and nomination of Directors who are not "interested persons" of the Fund, as defined in the Investment Company Act (the "Independent Directors"), shall be committed to the discretion of the Independent Directors then in office. In approving each Distribution Plan in accordance with Rule 12b-1, the Independent Directors concluded that there is a reasonable likelihood that such Distribution Plan will benefit the Fund and its related class of shareholders. Each Distribution Plan can be terminated at any time, without penalty, by the vote of a majority of the Independent Directors or by the vote of the holders of a majority of the outstanding related class of voting securities of the Fund. A Distribution Plan cannot be amended to increase materially the amount to be spent by the Fund without the approval of the related class of shareholders, and all material amendments are required to be approved by the vote of the Directors, including a majority of the Independent Directors who have no direct or indirect financial interest in such Distribution Plan, cast in person at a meeting called for that purpose. Rule 12b-1 further requires that the Fund preserve copies of each Distribution Plan and any report made pursuant to such plan for a period of not less than six years from the date of such Distribution Plan or such report, the first two years in an easily accessible place.

LIMITATIONS ON THE PAYMENT OF DEFERRED SALES CHARGES

  The maximum sales charge rule in the Rules of Fair Practice of the National Association of Securities Dealers, Inc. ("NASD") imposes a limitation on certain asset-based sales charges such as the distribution fee and the CDSC borne by the Class B and Class C shares but not the account maintenance fee. The maximum sales charge rule is applied separately to each class. As applicable to the Fund, the maximum sales charge rule limits the aggregate of distribution fee payments and CDSCs payable by the Fund to (1) 6.25% of eligible gross sales of Class B shares and Class C shares, computed separately (defined to exclude shares issued pursuant to dividend reinvestments and exchanges), plus (2) interest on the unpaid balance for the respective class, computed separately, at the prime rate plus 1% (the unpaid balance being the maximum amount payable minus amounts received from the payment of the distribution fee and the CDSC). In connection with the Class B shares, the Distributor has voluntarily agreed to waive interest charges on the unpaid balance in excess of 0.50% of eligible gross sales. Consequently, the maximum amount payable to the Distributor (referred to as the "voluntary maximum") in connection with the Class B shares is 6.75% of eligible gross sales. The Distributor retains the right to stop waiving the interest charges at any time. To the extent payments would exceed the voluntary maximum, the Fund will not make further payments of the distribution fee with respect to Class B shares, and any CDSCs will be paid to the Fund rather than to the Distributor; however, the Fund will continue to make payments of the account maintenance fee. In certain circumstances the amount payable pursuant to the voluntary maximum may exceed the amount payable under the NASD formula. In such circumstances payment in excess of the amount payable under the NASD formula will not be made.

  The following table sets forth comparative information as of August 31, 1995, with respect to the Class B and Class C shares of the Fund indicating the maximum allowable payments that can be made under the NASD maximum sales charge rule and, with respect to Class B shares, the Distributor's voluntary maximum for the fiscal period December 23, 1991 (commencement of operations) to August 31, 1995.

                                               DATA CALCULATED AS OF AUGUST 31, 1995
                          -------------------------------------------------------------------------------
                                                                                                ANNUAL
                                                                                             DISTRIBUTION
                                                ALLOWABLE              AMOUNTS                  FEE AT
                           ELIGIBLE   AGGREGATE  INTEREST  MAXIMUM    PREVIOUSLY   AGGREGATE CURRENT NET
                             GROSS      SALES   ON UNPAID   AMOUNT     PAID TO      UNPAID      ASSET
                           SALES(1)    CHARGES  BALANCE(2) PAYABLE  DISTRIBUTOR(3)  BALANCE    LEVEL(4)
                          ----------- --------- ---------- -------- -------------- --------- ------------
Class B
 (In Thousands):
Under NASD Rule As
 Adopted................   $4,582,089 $286,381   $172,147  $458,528    $133,997    $324,531     $6,315
Under Distributor's Vol-
 untary Waiver..........   $4,582,089 $286,381    $22,910  $309,291    $133,997    $175,294     $6,315
Class C
 (Not In thousands):
Under NASD Rule As
 Adopted................  $15,323,668 $957,729    $32,668  $990,397     $36,763    $953,634    $85,913

--------

(1) Purchase price of all eligible Class B shares sold since December 23, 1991 (commencement of operations) and all eligible Class C shares sold since October 21, 1994 (commencement of operations) other than shares acquired through dividend reinvestment and the exchange privilege.

(2) Interest is computed on a monthly basis based upon the prime rate, as reported in The Wall Street Journal, plus 1%, as permitted under the NASD Rule.

(3) Consists of CDSC payments, distribution fee payments and accruals. Of the distribution fee payments made with respect to Class B shares prior to July 6, 1993, under a prior plan at a 0.75% rate, 0.50% of average daily net assets has been treated as a distribution fee and 0.25% of average daily net assets has been deemed to have been a service fee and not subject to the NASD maximum sales charge rule. See "Purchase of Shares-- Distribution Plans" in the Prospectus.

(4) Provided to illustrate the extent to which the current level of distribution fee payments (not including any contingent deferred sales charge payments) is amortizing the unpaid balance. No assurance can be given that payments of the distribution fee will reach either the NASD maximum or, with respect to the Class B shares, the voluntary maximum.

                             REDEMPTION OF SHARES

  Reference is made to "Redemption of Shares" in the Prospectus for certain information as to the redemption and repurchase of Fund shares.

  The right to redeem shares or to receive payment with respect to any such redemption may be suspended only for any period during which trading on the New York Stock Exchange is restricted as determined by the Commission or such Exchange is closed (other than customary weekend and holiday closings), for any period during which an emergency exists, as defined by the Commission, as a result of which disposal of portfolio securities or determination of the net asset value of the Fund is not reasonably practicable, and for such other periods as the Commission may by order permit for the protection of shareholders of the Fund.

  The value of shares at the time of redemption may be more or less than the shareholder's cost, depending on the market value of the securities held by the Fund at such time.

DEFERRED SALES CHARGE--CLASS B AND CLASS C SHARES

  As discussed in the Prospectus under "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares", while Class B shares redeemed within four years of purchase are subject to a CDSC under most circumstances, the charge is waived on redemptions of Class B shares in connection with certain post-retirement withdrawals from IRA or other retirement plans or on redemptions of Class B shares following the death or disability of a Class B shareholder. Redemptions for which the waiver applies are: (a) any partial or complete redemption in connection with a tax-free distribution following retirement under a tax-deferred retirement plan or attaining age 59 1/2 in the case of an IRA or other retirement plan or part of a series of equal periodic payments (not less frequently than annually) made for the life (or life expectancy), or any redemption resulting from the tax-free return of an excess contribution to an IRA; or (b) any partial or complete redemption following the death or disability (as defined in the Code) of a Class B shareholder (including one who owns the Class B shares as joint tenant with his or her spouse), provided the redemption is requested within one year of the death or initial determination of disability. For the fiscal years ended August 31, 1993, 1994 and 1995, the Distributor received CDSCs of $3,679,565, $4,398,541 and $2,992,727, respectively, with respect to redemptions of Class B shares, all of which was paid to Merrill Lynch. For the period October 21, 1994 (commencement of operations) to August 31, 1995, the Distributor received CDSCs of $6,138 with respect to redemptions of Class C shares, all of which was paid to Merrill Lynch.

  Merrill Lynch BlueprintSM Program. Class B shares are offered to certain participants in the BlueprintSM program. Blueprint is directed to small investors, group IRAs and participants in certain affinity groups such as trade associations and credit unions. Class B shares of the Fund are offered through Blueprint only to members of certain affinity groups. The CDSC is waived in connection with purchase orders placed through Blueprint by members of such affinity groups. Services, including the exchange privilege, available to Class B investors through Blueprint, however, may differ from those available to other investors in Class B shares. Orders for purchases and redemptions of Class B shares of the Fund will be grouped for execution purposes which, in some circumstances, may involve the execution of such orders two business days following the day such orders are placed. The minimum initial purchase is $100, with a $50 minimum for subsequent purchases through Blueprint. There is no minimum initial or subsequent purchase requirement for investors who are part of a Blueprint automatic investment plan. Additional information concerning these Blueprint programs, including any annual fees or transaction charges, is available from Merrill Lynch, Pierce, Fenner & Smith Incorporated, The BlueprintSM Program, P.O. Box 30441, New Brunswick, New Jersey 08989-0441.

  Retirement Plans. Any Retirement Plan which does not meet the qualifications to purchase Class A or Class D shares at net asset value has the option of purchasing Class A or Class D shares at the sales charge schedule disclosed in the Prospectus, or if the Retirement Plan meets the following requirements, then it may purchase Class B shares with a waiver of the CDSC upon redemption. The CDSC is waived for any Eligible 401(k) Plan redeeming Class B shares. "Eligible 401(k) Plan" is defined as a retirement plan qualified under Section 401(k) of the Code with a salary reduction feature offering a menu of investments to plan participants. The CDSC is also waived for redemptions from a 401(a) plan qualified under the Code, provided, however, that each such plan has the same or an affiliated sponsoring employer as an Eligible 401(k) Plan purchasing Class B shares of MLAM-advised mutual funds ("Eligible 401(a) Plan"). Other tax qualified retirement plans within the meaning of Section 401(a) and 403(b) of the Code which are provided specialized services (e.g., plans whose participants may direct on a daily basis their plan allocations among a menu of investments) by independent administration firms contracted through Merrill Lynch also may purchase Class B shares with a waiver of the CDSC. The CDSC is waived for any Class B shares which are purchased by an Eligible 401(k) Plan or Eligible 401(a) Plan and are rolled over into a Merrill Lynch or Merrill Lynch Trust Company custodied IRA and held in such account at the time of redemption. The Class B CDSC is also waived for any Class B shares which are purchased by a Merrill Lynch rollover IRA that was funded by a rollover from a terminated 401(k) plan managed by the MLAM Private Portfolio Group and held in such account at the time of redemption. The minimum initial and subsequent purchase requirements are waived in connection with all the above referenced Retirement Plans. The CDSC is also waived for any Class B shares that were acquired and held at the time of redemption by Employee Access Accounts available through employers that provide Eligible 401(k) Plans. The initial minimum for such accounts is $500, except that the initial minimum for shares purchased for such accounts pursuant to the Automatic Investment Program is $50.

                             PORTFOLIO TRANSACTIONS

  Reference is made to "Investment Objective and Policies--Other Investment Policies and Practices--Portfolio Transactions" in the Prospectus.

  Subject to policies established by the Trustees of the Fund, the Manager is responsible for the execution of the Fund's portfolio transactions. The Fund has no obligation to deal with any broker or group of brokers in the execution of transactions in portfolio securities. Orders for transactions in portfolio securities are placed for the Fund with a number of brokers and dealers, including Merrill Lynch. In placing orders, it is the policy of the Fund to obtain the most favorable net results, taking into account various factors, including price (including the applicable brokerage commissions or dealer spread), size of the transaction and difficulty of execution. Where practicable, the Manager surveys a number of brokers and dealers in connection with proposed portfolio transactions and selects the broker or dealer which offers the Fund best price and execution or other services which are of benefit to the Fund. Securities firms also may receive brokerage commissions on transactions including covered call options written by the Fund and the sale of underlying securities upon the exercise of such options. In addition, consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and the policies established by the Fund's Trustees, the Manager may consider sales of shares of the Fund as a factor in the selection of brokers or dealers to execute portfolio transactions for the Fund.

  The Fund does not use any particular broker or dealer, and brokers who provide supplemental investment research to the Manager may receive orders for transactions by the Fund. Such supplemental research services ordinarily consist of assessments and analyses of the business or prospects of a company, industry or economic sector. Information so received will be in addition to and not in lieu of the services required to be performed by the Manager under the Management Agreement with the Fund. The expenses of the Manager will not necessarily be reduced as a result of the receipt of such supplemental information, and the Manager may use such information in servicing its other accounts. Whether or not a particular broker-dealer sells shares of the Fund neither qualifies nor disqualifies such broker-dealer to execute transactions for the Fund.

  The U.S. Government securities in which the Fund invests are traded primarily in the OTC market. Transactions in the OTC market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to OTC transactions, the Fund, where possible, deals directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Under the Investment Company Act, persons affiliated with the Fund are prohibited from dealing with the Fund as a principal in the purchase and sale of securities. Since transactions in the OTC market usually involve transactions with dealers acting as principals for their own account, affiliated persons of the Fund, including Merrill Lynch, may not serve as the Fund's dealer in connection with such transactions. However, affiliated persons of the Fund may serve as its broker in transactions conducted on an exchange or OTC transactions conducted on an agency basis. The Fund may not purchase securities from any underwriting syndicate of which Merrill Lynch is a member, except pursuant to procedures adopted by the Trustees of the Fund which comply with rules adopted by the Commission.

  The Trustees of the Fund have considered the possibility of recapturing for the benefit of the Fund brokerage commissions, dealer spreads and other expenses of possible portfolio transactions, such as underwriting commissions, by conducting such portfolio transactions through affiliated entities, including Merrill Lynch. For example, brokerage commissions received by Merrill Lynch could be offset against the management fee paid by the Fund to the Manager. After considering all factors deemed relevant, the Trustees made a determination not to seek such recapture. The Trustees will reconsider this matter from time to time.

  For the fiscal years ended August 31, 1993, 1994 and 1995, respectively, the Fund paid no brokerage commissions.

  Section 11(a) of the Securities Exchange Act of 1934, as amended, generally prohibits members of the national securities exchanges from executing exchange transactions for their affiliates and institutional accounts which they manage unless the member (i) has obtained prior express authorization from the account to effect such transactions, (ii) at least annually furnishes the account with the aggregate compensation received by the member in effecting such transactions, and (iii) complies with any rules the Commission has prescribed with respect to the requirements of clauses (i) and (ii). To the extent Section 11(a) would apply to Merrill Lynch acting as a broker for the Fund in any of its portfolio transactions executed on any such securities exchange of which it is a member, appropriate consents have been obtained from the Fund and annual statements as to aggregate compensation will be provided to the Fund.

                        DETERMINATION OF NET ASSET VALUE

  Reference is made to "Additional Information--Determination of Net Asset Value" in the Prospectus concerning the determination of net asset value.

  The net asset value of the shares of all classes of the Fund is determined by the Manager once daily, Monday through Friday, as of 15 minutes after the close of business on the New York Stock Exchange (generally, 4:00 P.M., New York time), on each day the New York Stock Exchange is open for trading. The New York Stock Exchange is not open on New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The net asset value per share is computed by dividing the sum of the value of the securities held by the Fund plus any cash or other assets minus all liabilities by the total number of shares outstanding at such time, rounded to the nearest cent. Expenses, including the management fees and any account maintenance and/or distribution fees, are accrued daily. The per share net asset value of the Class B, Class C and Class D shares generally will be lower than the per share net asset value of the Class A shares reflecting the daily expense accruals of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares and the daily expense accruals of the account maintenance fees applicable with respect to the Class D shares; moreover, the per share net asset value of Class B and Class C shares generally will be lower than the per share net asset value of Class D shares, reflecting the daily expense accruals of the distribution fees and higher transfer agency fees applicable with respect to Class B and Class C shares of the Fund. It is expected, however, that the per share net asset value of the four classes will tend to converge (although not necessarily meet) immediately after the payment of dividends or distributions, which will differ by approximately the amount of the expense accrual differential between the classes.

  Securities traded in the market are valued at the last available bid price in the market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the U.S. Government securities traded in the market. The Fund employs Merrill Lynch Securities Pricing Service, an affiliate of the Manager, to provide mortgage-backed securities prices for the Fund. Options on U.S. Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Fund and their last asked price in the case of options written by the Fund. An option traded on the OTC market is valued at its last bid price or asked price as obtained from at least two independent entities (one of which is not a party to the option). Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of 60 days or less are valued on an amortized cost basis, which approximates market value.

  Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Fund. Such variations and procedures will be reviewed periodically by the Trustees.

  Generally, trading in U.S. Government securities is substantially completed each day at various times prior to 4:15 P.M., New York time. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the time the Fund determines its net asset value which will not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by the Trustees.

                              SHAREHOLDER SERVICES

  The Fund offers a number of shareholder services summarized below which are designed to facilitate investment in its shares. Certain of such services are not available to investors who place orders for the Company's shares through the Merrill Lynch BlueprintSM Program. Full details as to each of such services and copies of the various plans described below and instructions as to how to participate in the various services or plans, or how to change options with respect thereto, can be obtained from the Fund, the Distributor or Merrill Lynch.

INVESTMENT ACCOUNT

  Each shareholder whose account is maintained at the Transfer Agent has an Investment Account and will receive statements, at least quarterly, from the Transfer Agent. These statements will serve as transaction confirmations for automatic investment purchases and the reinvestment of ordinary income dividends and capital gain distributions. The statements will also show any other activity in the account since the preceding statement. Shareholders will receive separate transaction confirmations for each purchase or sale transaction other than automatic investment purchases and the reinvestment of ordinary income dividends and long-term capital gain distributions. A shareholder may make additions to his or her Investment Account at any time by mailing a check directly to the Transfer Agent.

  Share certificates are issued only for full shares and only upon the specific request of a shareholder. Issuance of certificates representing all or only part of the full shares in an Investment Account may be requested by a shareholder directly from the Transfer Agent. Shareholders considering transferring their Class A or Class D shares from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the Class A or Class D shares are to be transferred will not take delivery of shares of the Fund, a shareholder either must redeem the Class A or Class D shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm or such shareholder must continue to maintain an Investment Account at the Transfer Agent for those Class A or Class D shares. Shareholders interested in transferring their Class B or Class C shares from Merrill Lynch and who do not wish to have an Investment Account maintained for such shares at the transfer agent may request their new brokerage firm to maintain such shares in an account registered in the name of the brokerage firm for the benefit of the shareholder at the Transfer Agent. Shareholders considering transferring a tax-deferred retirement account such as an individual retirement account from Merrill Lynch to another brokerage firm or financial institution should be aware that, if the firm to which the retirement account is to be transferred will not take delivery of shares of the Fund, a shareholder must either redeem the shares (paying any applicable CDSC) so that the cash proceeds can be transferred to the account at the new firm, or such shareholder must continue to maintain a retirement account at Merrill Lynch for those shares.

AUTOMATIC INVESTMENT PLANS

  A shareholder may make additions to an Investment Account at any time by purchasing Class A shares (if (s)he is an eligible Class A investor as described in the Prospectus) or Class B, Class C or Class D shares at the applicable public offering price either through the shareholder's securities dealer, or by mail directly from the Transfer Agent, acting as agent for such securities dealer. Voluntary accumulation can also be made through a service known as the Automatic Investment Plan whereby the Fund is authorized through pre-authorized checks or automated clearing house debits of $50 or more to charge the regular bank account of the shareholder on a regular basis to provide systematic additions to the Investment Account of such shareholder. Investors whose shares of the Fund are held within a CMA (R) or CBA (R) account may arrange to have periodic investments made in the Fund, in their CMA (R) or CBA (R) accounts or in certain related accounts in the amount of $100 or more ($1 for retirement accounts) through the CMA (R) or CBA (R) Automated Investment Program.

AUTOMATIC REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS DISTRIBUTIONS

  Unless specific instructions are given as to the method of payment of dividends and capital gains distributions, dividends and distributions will automatically be reinvested in additional shares of the Fund. Such reinvestment will be at the net asset value of shares of the Fund, as of the close of business on the payment date of the dividend or distribution. Shareholders may elect in writing to receive either their dividends or capital gains distributions, or both, in cash, in which event payment will be mailed or direct deposited on or about the payment date.

  Shareholders may, at any time, notify the Transfer Agent in writing or by telephone (1-800-MER-FUND) that they no longer wish to have their dividends and/or distributions reinvested in shares of the Fund or vice versa and, commencing ten days after the receipt by the Transfer Agent of such notice, those instructions will be effected.

SYSTEMATIC WITHDRAWAL PLANS--CLASS A AND CLASS D SHARES

  A Class A or Class D shareholder may elect to make systematic withdrawals from an Investment Account in the form of payments by check or through automatic payment by direct deposit to such shareholder's bank account on either a monthly or quarterly basis as provided below. Quarterly withdrawals are available for shareholders who have acquired Class A or Class D shares of the Fund having a value, based on cost or the current offering price, of $5,000 or more, and monthly withdrawals for shareholders with Class A or Class D shares with such a value of $10,000 or more.

  At the time of each withdrawal payment, sufficient Class A or Class D shares are redeemed from those on deposit in the shareholder's account to provide the withdrawal payment specified by the shareholder. The shareholder may specify either a dollar amount or a percentage of the value of his Class A or Class D shares. Redemptions will be made at net asset value as determined as of 15 minutes after the close of business of the New York Stock Exchange (generally, 4:00 P.M., New York time) on the 24th day of each month or the 24th day of the last month of each quarter, whichever is applicable. If the Exchange is not open for business on such date, the Class A or Class D shares will be redeemed at the close of business on the following business day. The check for the withdrawal payment will be mailed or the direct deposit of the withdrawal payment will be made on the next business day following redemption. When a shareholder is making systematic withdrawals, dividends and distributions on all Class A or Class D shares in the Investment Account are reinvested automatically in Fund Class A or Class D shares. A shareholder's systematic withdrawal plan may be terminated at any time, without charge or penalty, by the shareholder, the Fund, the Transfer Agent or the Distributor. Withdrawal payments should not be considered as dividends, yield or income. Each withdrawal is a taxable event. If periodic withdrawals continuously exceed reinvested dividends, the shareholder's original investment may be correspondingly reduced. Purchases of additional Class A or Class D shares concurrent with withdrawals are ordinarily disadvantageous to the shareholder because of sales charges and tax liabilities. The Fund will not knowingly accept purchase orders for Class A shares of the Fund from investors who maintain a systematic withdrawal plan unless such purchase is equal to at least one year's scheduled withdrawals or $1,200, whichever is greater. Periodic investments may not be made into an Investment Account in which the shareholder has elected to make systematic withdrawals.

  A Class A or Class D shareholder whose shares are held within a CMA (R), CBA (R) or Retirement Account may elect to have shares redeemed on a monthly, bimonthly, quarterly, semiannual or annual basis through the CMA (R)/CBA (R) Systematic Redemption Program. The minimum fixed dollar amount redeemable is $25. The proceeds of systematic redemptions will be posted to the shareholder's account five business days after the date the shares are redeemed. Monthly systematic redemptions will be made at net asset value on the first Monday of each month, bimonthly systematic redemptions will be made at net asset value on the first Monday of every other month, and quarterly, semiannual or annual redemptions are made at net asset value on the first Monday of months selected at the shareholder's option. If the first Monday of the month is a holiday, the redemption will be processed at net asset value on the next business day. The CMA (R)/CBA (R) Systematic Redemption Program is not available if Fund shares are being purchased within the account pursuant to the Automatic Investment Program. For more information on the CMA (R)/CBA (R) Systematic Redemption Program, eligible shareholders should contact their Financial Consultant.

RETIREMENT PLANS

  Self-directed IRA's and other retirement plans are available from Merrill Lynch. Under these plans, investments may be made in the Fund and certain of the other mutual funds sponsored by Merrill Lynch as well as in other securities. Merrill Lynch charges an initial establishment fee and an annual custodial fee for each account. Information with respect to these plans is available upon request from Merrill Lynch. The minimum initial purchase to establish any such plan is $250 and the minimum subsequent purchase is $1 (except that the minimum initial purchase through Blueprint is $100).

  Capital gains and ordinary income received in each of the plans referred to above are exempt from Federal taxation until distributed from the plans. Investors considering participation in any such plan should review specific tax laws relating thereto and should consult their attorneys or tax advisors with respect to the establishment and maintenance of any such plan.

EXCHANGE PRIVILEGE

  Shareholders of each class of shares of the Fund have an exchange privilege with certain other MLAM-advised mutual funds listed below. Under the Merrill Lynch Select Pricing SM System, Class A shareholders may exchange Class A shares of the Fund for Class A shares of a second MLAM-advised mutual fund if the shareholder holds any Class A shares of the second fund in his account in which the exchange is made at the time of the exchange or is otherwise eligible to purchase Class A shares of the second fund. If the Class A shareholder wants to exchange Class A shares for shares of a second MLAM-advised mutual fund but does not hold Class A shares of the second fund in his or her account at the time of the exchange and is not otherwise eligible to acquire Class A shares of the second fund, the shareholder will receive Class D shares of the second fund as a result of the exchange. Class D shares also may be exchanged for Class A shares of a second MLAM-advised mutual fund at any time as long as, at the time of the exchange, the shareholder holds Class A shares of the second fund in the account in which the exchange is made or is otherwise eligible to purchase Class A shares of the second fund. Class B, Class C and Class D shares are exchangeable with shares of the same class of other MLAM-advised mutual funds. For purposes of computing the CDSC that may be payable upon a disposition of the shares acquired in the exchange, the holding period for the previously owned shares of the Fund is "tacked" to the holding period of the newly acquired shares of the other Fund as more fully described below. Class A, Class B, Class C and Class D shares also are exchangeable for shares of certain MLAM-advised money market funds specifically designated below as available for exchange by holders of Class A, Class B, Class C or Class D shares. Shares with a net asset value of at least $100 are required to qualify for the exchange privilege, and any shares utilized in an exchange must have been held by the shareholder for at least 15 days. It is contemplated that the exchange privilege may be applicable to other new mutual funds whose shares may be distributed by the Distributor.

  Exchanges of Class A or Class D shares outstanding ("outstanding Class A or Class D shares") for Class A or Class D shares of another MLAM-advised mutual fund ("new Class A or Class D shares") are transacted on the basis of relative net asset value per Class A or Class D share, respectively, plus an amount equal to the difference, if any, between the sales charge previously paid on the outstanding Class A or Class D shares and the sales charge payable at the time of the exchange on the new Class A or Class D shares. With respect to outstanding Class A or Class D shares as to which previous exchanges have taken place, the "sales charge previously paid" shall include the aggregate of the sales charge paid with respect to such Class A or Class D shares in the initial purchase and any subsequent exchange. Class A or Class D shares issued pursuant to dividend reinvestment are sold on a no-load basis in each of the funds offering Class A or Class D shares. For purposes of the exchange privilege, Class A and Class D shares acquired through dividend reinvestment shall be deemed to have been sold with a sales charge equal to the sales charge previously paid on the Class A or Class D shares on which the dividend was paid. Based on this formula, Class A and Class D shares of the Fund generally may be exchanged into the Class A or Class D shares of the other funds or into shares of the Class A and Class D money market funds with a reduced or without a sales charge.

  In addition, each of the funds with Class B and Class C shares outstanding ("outstanding Class B or Class C shares") offers to exchange its Class B or Class C shares for Class B or Class C shares, respectively, of another MLAM-advised mutual fund ("new Class B or Class C shares") on the basis of relative net asset value per Class B or Class C share, without the payment of any CDSC that might otherwise be due on redemption of the outstanding shares. Class B shareholders of the Fund exercising the exchange privilege will continue to be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the new Class B shares acquired through use of the exchange privilege. In addition, Class B shares of the Fund acquired through use of the exchange privilege will be subject to the Fund's CDSC schedule if such schedule is higher than the CDSC schedule relating to the Class B shares of the fund from which the exchange has been made. For purposes of computing the sales charge that may be payable on a disposition of the new Class B or Class C shares, the holding period for the outstanding Class B or Class C shares is "tacked" to the holding period of the new Class B or Class C shares. For example, an investor may exchange Class B shares of the Fund for those of Merrill Lynch Special Value Fund, Inc. ("Special Value Fund") after having held the Fund Class B shares for two and a half years. The 2% CDSC that generally would apply to a redemption would not apply to the exchange. Three years later the investor may decide to redeem the Class B shares of Special Value Fund and receive cash. There will be no CDSC due on this redemption, since by "tacking" the two and a half year holding period of Fund Class B shares to the three year holding period for the Special Value Fund Class B shares, the investor will be deemed to have held the new Class B shares for more than five years.

  The exchange privilege is modified with respect to certain retirement plans which participate in the Merrill Lynch Mutual Fund Adviser ("MFA") program. Such retirement plans may exchange Class B, Class C or Class D shares that have been held for at least one year for Class A shares of the same fund on the basis of relative net asset values in connection with the commencement of participation in the MFA program, i.e., no CDSC will apply. The one-year holding period does not apply to shares acquired through reinvestment of dividends. Upon termination of participation in the MFA program, Class A shares will be re-exchanged for the class of shares originally held. For purposes of computing any CDSC that may be payable upon redemption of Class B or Class C shares so reacquired, or the Conversion Period for Class B shares so reacquired, the holding period for the Class A shares will be "tacked" to the holding period for the Class B or class C shares originally held.

  Shareholders also may exchange shares of the Fund into shares of a money market fund advised by the Manager or its affiliates, but the period of time that Class B or Class C shares are held in a money market fund will not count towards satisfaction of the holding period requirement for purposes of reducing the CDSC or with respect to Class B shares, towards satisfaction of the conversion period. However, shares of a money market fund which were acquired as a result of an exchange for Class B or Class C shares of the Fund may, in turn, be exchanged back into Class B or Class C shares, respectively, of any fund offering such shares, in which event the holding period for Class B or Class C shares of the fund will be aggregated with previous holding periods for purposes of reducing the CDSC. Thus, for example, an investor may exchange Class B shares of the Fund for shares of Merrill Lynch Institutional Fund ("Institutional Fund") after having held the Fund Class B shares for two and a half years and three years later decide to redeem the shares of Institutional Fund for cash. At the time of this redemption, the 2% CDSC that would have been due had the Class B shares of the Fund been redeemed for cash rather than exchanged for shares of Institutional Fund will be payable. If instead of such redemption the shareholder exchanged such shares for Class B shares of a fund which the shareholder continued to hold for an additional two and a half years, any subsequent redemption will not incur a CDSC.

  Set forth below is a description of the investment objectives of the other funds into which exchanges can be made:

 Funds issuing Class A, Class B, Class C and Class D Shares:

Merrill Lynch Adjustable Rate
 Securities Fund, Inc..........  High current income consistent with a policy of limiting the degree of fluctuation in net asset value by investing primarily in a portfolio of adjustable rate securities, consisting principally of mortgage-backed and asset-backed securities.

Merrill Lynch Americas Income
 Fund, Inc. ...................  A high level of current income, consistent with prudent investment risk, by investing primarily in debt securities denominated in a currency of a country located in the West-ern Hemisphere (i.e., North and South Amer-ica and the surrounding waters).


Merrill Lynch Arizona Limited
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Ma-
                                  turity Municipal Series Trust, a series
                                  fund, whose objective is to provide share-holders with as high a level of income ex-empt from Federal and Arizona income taxes as is consistent with prudent investment management through investment in a portfolio primarily of intermediate term investment grade Arizona Municipal Bonds.


Merrill Lynch Arizona
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Arizona income taxes as is consistent with prudent investment management.


Merrill Lynch Arkansas
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Arkansas income taxes as is consistent with prudent investment management.

Merrill Lynch Asset Growth
 Fund, Inc. ...................  High total investment return, consistent with prudent risk, from investment in United
                                  States and foreign equity, debt and money market securities the combination of which will be varied both with respect to types of securities and markets in response to chang-ing market and economic trends.

Merrill Lynch Asset Income
 Fund, Inc. ...................  A high level of current income through in-
                                  vestment primarily in United States fixed income securities.

Merrill Lynch Balanced Fund
 for Investment and
 Retirement, Inc. ........       As high a level of total investment return as
                                  is consistent with reasonable risk by in-vesting in common stock and other types of securities, including fixed income securi-ties and convertible securities.

Merrill Lynch Basic Value
 Fund, Inc.....................  Capital appreciation and, secondarily, income through investment in securities, primarily equities, that are undervalued and therefore represent basic investment value.


Merrill Lynch California
 Insured Municipal Bond Fund...  A portfolio of Merrill Lynch California Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management through investment in a portfolio primarily of in-sured California Municipal Bonds.

Merrill Lynch California
 Limited Maturity Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State Lim-
                                  ited Maturity Municipal Series Trust, a se-ries fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent invest-ment management through investment in a portfolio primarily of intermediate-term in-vestment grade California Municipal Bonds.


Merrill Lynch California
 Municipal Bond Fund......       A portfolio of Merrill Lynch California Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and California income taxes as is consistent with prudent investment management.

Merrill Lynch Capital Fund,
 Inc...........................  The highest total investment return consis-
                                  tent with prudent risk through a fully man-aged investment policy utilizing equity, debt and convertible securities.

Merrill Lynch Colorado
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series, a series fund, whose objec-tive is to provide shareholders with as high a level of income exempt from Federal and Colorado income taxes as is consistent with prudent investment management.


Merrill Lynch Connecticut
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Connecticut income taxes as is consis-tent with prudent investment management.


Merrill Lynch Corporate Bond
 Fund, Inc.....................  Current income from three separate diversi-
                                  fied portfolios of fixed income securities.



Merrill Lynch Developing
 Capital Markets Fund, Inc.....  Long-term capital appreciation through in-
                                  vestment in securities, principally equi-ties, of issuers in countries having smaller capital markets.

Merrill Lynch Dragon Fund,
 Inc...........................  Capital appreciation primarily through in-
                                  vestment in equity and debt securities of issuers domiciled in developing countries located in Asia and the Pacific Basin, other than Japan, Australia and New Zealand.

Merrill Lynch EuroFund.........  Capital appreciation primarily through in-
                                  vestment in equity securities of corpora-tions domiciled in Europe.


Merrill Lynch Florida Limited
 Maturity Municipal Bond Fund..  A portfolio of Merrill Lynch Multi-State Lim-
                                  ited Maturity Municipal Series Trust, a se-ries fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is con-sistent with prudent investment management while serving to offer shareholders the op-portunity to own securities exempt from Florida intangible personal property taxes through investment in a portfolio primarily of intermediate-term investment grade Flor-ida Municipal Bonds.

Merrill Lynch Florida
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with prudent investment management while seeking to offer shareholders the opportunity to own securi-ties exempt from Florida intangible personal property taxes.

Merrill Lynch Fund For
 Tomorrow, Inc. ...............  Long-term growth through investment in a portfolio of good quality securities, pri-marily common stock, potentially positioned to benefit from demographic and cultural changes as they affect consumer markets.

Merrill Lynch Fundamental
 Growth Fund, Inc. ............  Long-term growth of capital through invest-
                                  ment in a diversified portfolio of equity securities placing particular emphasis on companies that have exhibited an above-aver-age growth rate in earnings.


Merrill Lynch Fundamental
 Value Portfolio (available
 only for the exchanges by
 certain individual retirement
 accounts for which Merrill
 Lynch acts as custodian)......  A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose objec-tive is to provide shareholders with capital appreciation and income by investing in se-curities, with at least 65% of the portfo-lio's assets being invested in equities.

Merrill Lynch Global
 Allocation Fund, Inc..........  High total return, consistent with prudent risk, through a fully managed investment policy utilizing United States and foreign equity, debt and money market securities, the combination of which will be varied from time to time both with respect to the types of securities and markets in response to changing market and economic trends.

Merrill Lynch Global Bond Fund
 for Investment and
 Retirement....................  High total investment return by investment in a global portfolio of debt investments de-nominated in various currencies and multina-tional currency units.

Merrill Lynch Global
 Convertible Fund, Inc.........  High total return from investment primarily in an internationally diversified portfolio of convertible debt securities, convertible preferred stock and "synthetic" convertible securities consisting of a combination of debt securities or preferred stock and war-rants or options.

Merrill Lynch Global Holdings,
 Inc. (residents of Arizona
 must meet investor
 suitability standards)........  The highest total investment return consis-
                                  tent with prudent risk through worldwide in-vestment in an internationally diversified portfolio of securities.

Merrill Lynch Global
 Opportunity Portfolio
 (available only for the
 exchanges by certain
 individual retirement
 accounts for which Merrill
 Lynch acts as custodian)......  A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose objec-tive is to provide shareholders with a high total investment return through an invest-ment policy utilizing United States and for-eign equity, debt and money market securi-ties, the combination of which will vary de-pending upon changing market and economic trends.

Merrill Lynch Global Resources
 Trust.........................  Long-term growth and protection of capital from investment in securities of domestic and foreign companies that possess substan-tial natural resource assets.

Merrill Lynch Global SmallCap
 Fund, Inc.....................  Long-term growth of capital by investing pri-
                                  marily in equity securities of companies with relatively small market capitalizations located in various foreign countries and in the United States.

Merrill Lynch Global Utility
 Fund, Inc.....................  Capital appreciation and current income through investment of at least 65% of its total assets in equity and debt securities issued by domestic and foreign companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecom-munications, gas or water.

Merrill Lynch Growth Fund for
 Investment and Retirement.....  Growth of capital and, secondarily, income from investment in a diversified portfolio of equity securities placing principal em-phasis on those securities which management of the fund believes to be undervalued.

Merrill Lynch Healthcare Fund,
 Inc. (residents of Wisconsin
 must meet investor
 suitability standards)........  Capital appreciation through worldwide in-
                                  vestment in equity securities of companies that derive or are expected to derive a sub-stantial portion of their sales from prod-ucts and services in healthcare.

Merrill Lynch International
 Equity Fund...................  Capital appreciation and, secondarily, income by investing in a diversified portfolio of equity securities of issuers located in countries other than the United States.

Merrill Lynch Latin America
 Fund, Inc.....................  Capital appreciation by investing primarily in Latin American equity and debt securi-ties.



Merrill Lynch Maryland
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Maryland income taxes as is consistent with prudent investment management.

Merrill Lynch Massachusetts
 Limited Maturity Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State Lim-
                                  ited Maturity Municipal Series Trust, a se-ries fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Massachusetts income taxes as is consistent with prudent invest-ment management through investment in a portfolio primarily of intermediate-term in-vestment grade Massachusetts Municipal Bonds.

Merrill Lynch Massachusetts
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Massachusetts income taxes as is consis-tent with prudent investment management.

Merrill Lynch Michigan Limited
 Maturity Municipal Bond Fund..  A portfolio of Merrill Lynch Multi-State Lim-
                                  ited Maturity Municipal Series Trust, a se-ries fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent invest-ment management through investment in a portfolio primarily of intermediate-term in-vestment grade Michigan Municipal Bonds.


Merrill Lynch Michigan
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Michigan income taxes as is consistent with prudent investment management.

Merrill Lynch Minnesota
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Minnesota personal income taxes as is consistent with prudent investment manage-ment.

Merrill Lynch Municipal Bond
 Fund, Inc.....................  Tax-exempt income from three separate diver-
                                  sified portfolios of municipal bonds.

Merrill Lynch Municipal
 Intermediate Term Fund........  Currently the only portfolio of Merrill Lynch
                                  Municipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as possible by investing in in-vestment grade obligations with a dollar weighted average maturity of five to twelve years.

Merrill Lynch New Jersey
 Limited Maturity Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State Lim-
                                  ited Maturity Municipal Series Trust, a se-ries fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent invest-ment management through a portfolio primar-ily of intermediate-term investment grade New Jersey Municipal Bonds.

Merrill Lynch New Jersey
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Jersey income taxes as is consistent with prudent investment management.

Merrill Lynch New Mexico
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and New Mexico income taxes as is consistent with prudent investment management.

Merrill Lynch New York Limited
 Maturity Municipal Bond Fund..  A portfolio of Merrill Lynch Multi-State Lim-
                                  ited Maturity Municipal Series Trust, a se-ries fund, whose objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent investment management through in-vestment in a portfolio primarily of inter-mediate-term investment grade New York Mu-nicipal Bonds.

Merrill Lynch New York
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal, New York State and New York City income taxes as is consistent with prudent invest-ment management.

Merrill Lynch North Carolina
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and North Carolina income taxes as is con-sistent with prudent investment management.


Merrill Lynch Ohio Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Ohio income taxes as is consistent with prudent investment management.

Merrill Lynch Oregon Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Oregon income taxes as is consistent with prudent investment management.

Merrill Lynch Pacific Fund,
 Inc...........................  Capital appreciation by investing in equity securities of corporations domiciled in Far
                                  Eastern and Western Pacific countries, in-cluding Japan, Australia, Hong Kong and Sin-gapore.

Merrill Lynch Pennsylvania
 Limited Maturity Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State Lim-
                                  ited Maturity Municipal Series Trust, a se-ries fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Pennsylvania income taxes as is consistent with prudent invest-ment management through investment in a portfolio of intermediate-term investment grade Pennsylvania Municipal Bonds.

Merrill Lynch Pennsylvania
 Municipal Bond Fund...........  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal and Pennsylvania income taxes as is consis-tent with prudent investment management.

Merrill Lynch Phoenix Fund,      Long-term growth of capital by investing in
 Inc. .........................   equity and fixed- income securities, includ-
                                  ing tax-exempt securities, of issuers in weak financial condition or experiencing poor operating results believed to be under-valued relative to the current or prospec-tive condition of such issuer.


Merrill Lynch Quality Bond
 Portfolio (available only for
 the exchanges by certain
 individual retirement
 accounts for which Merrill
 Lynch acts as custodian)......  A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose objec-tive is to provide shareholders with a high level of current income through investment in a diversified portfolio of debt obliga-tions, such as corporate bonds and notes, convertible securities, preferred stocks and governmental obligations.

Merrill Lynch Short-Term
 Global Income Fund, Inc. ..... As high a level of current income as is con-
                                  sistent with prudent investment management from a global portfolio of high quality debt securities denominated in various currencies and multinational currency units and having remaining maturities not exceeding three years.

Merrill Lynch Special Value
 Fund, Inc. ...................  Long-term growth of capital from investments in securities, primarily common stock, of relatively small companies believed to have special investment value and emerging growth companies regardless of size.

Merrill Lynch Strategic
 Dividend Fund.................  Long-term total return from investment in dividend paying common stocks which yield more than Standard & Poor's 500 Composite Stock Price Index.

Merrill Lynch Technology Fund,
 Inc...........................  Capital appreciation through worldwide in-
                                  vestment in equity securities of companies that derive or are expected to derive a sub-stantial portion of their sales from prod-ucts and services in technology.

Merrill Lynch Texas Municipal
 Bond Fund.....................  A portfolio of Merrill Lynch Multi-State Mu-
                                  nicipal Series Trust, a series fund, whose objective is to provide shareholders with as high a level of income exempt from Federal income taxes as is consistent with prudent investment management by investing primarily in a portfolio of long-term, investment grade obligations issued by the State of Texas, its political subdivisions, agencies and instrumentalities.



Merrill Lynch U.S. Government
 Securities Portfolio
 (available only for exchanges
 by certain individual
 retirement accounts for which
 Merrill Lynch acts as
 custodian)...............       A portfolio of Merrill Lynch Asset Builder
                                  Program, Inc., a series fund, whose objec-tive is to provide shareholders with a high current return through investments in U.S. Government and government agency securities, including GNMA mortgage-backed certificates and other mortgage-backed government securi-ties.

Merrill Lynch Utility Income
 Fund, Inc. ...................  High current income through investment in eq-
                                  uity and debt securities issued by companies which are primarily engaged in the ownership or operation of facilities used to generate, transmit or distribute electricity, telecom-munications, gas or water.

Merrill Lynch World Income
 Fund, Inc.....................  High current income by investing in a global portfolio of fixed-income securities denomi-nated in various currencies, including mul-tinational currencies.

Class A Share Money Market
 Funds:

Merrill Lynch Ready Assets
 Trust.........................  Preservation of capital, liquidity and the highest possible current income consistent with the foregoing objectives from the short-term money market securities in which the Trust invests.

Merrill Lynch Retirement
 Reserves Money Fund
 (available only for exchanges
 within certain retirement
 plans)........................  Currently the only portfolio of Merrill Lynch
                                  Retirement Series Trust, a series fund,
                                  whose objectives are to provide shareholders with current income, preservation of capital and liquidity available from investing in a diversified portfolio of short-term money market securities.

Merrill Lynch U.S.A.
 Government Reserves...........  Preservation of capital, current income and liquidity available from investing in direct obligations of the U.S. Government and re-purchase agreements relating to such securi-ties.

Merrill Lynch U.S. Treasury
 Money Fund....................  Preservation of capital, liquidity and cur-
                                  rent income through investment exclusively in a diversified portfolio of short-term marketable securities which are direct obli-gations of the U.S. Treasury.

Class B, Class C and Class D Share Money Market
 Funds:

Merrill Lynch Government Fund..  A portfolio of Merrill Lynch Funds for Insti-
                                  tutions Series, a series fund, whose objec-tive is to provide shareholders with current income consistent with liquidity and secu-rity of principal from investment in securi-ties issued or guaranteed by the U.S. Gov-ernment, its agencies and instrumentalities and in repurchase agreements secured by such obligations.

Merrill Lynch Institutional
 Fund..........................  A portfolio of Merrill Lynch Funds for Insti-
                                  tution Series, a series fund, whose objec-tive is to provide shareholders with maximum current income consistent with liquidity and the maintenance of a high quality portfolio of money market securities.

Merrill Lynch Institutional
 Tax-Exempt Fund...............  A portfolio of Merrill Lynch Funds for Insti-
                                  tutions Series, a series fund, whose objec-tive is to provide shareholders with current income exempt from Federal income taxes, preservation of capital and liquidity avail-able from investing in a diversified portfo-lio of short-term, high quality municipal bonds.


Merrill Lynch Treasury Fund....  A portfolio of Merrill Lynch Funds for Insti-
                                  tutions Series, a series fund, whose objec-tive is to provide shareholders with current income consistent with liquidity and secu-rity of principal from investment in direct obligations of the U.S. Treasury and up to 10% of its total assets in repurchase agree-ments secured by such obligations.

  Before effecting an exchange, shareholders should obtain a currently effective prospectus of the fund into which the exchange is to be made.

  To exercise the exchange privilege, shareholders should contact their Merrill Lynch financial consultant, who will advise the Fund of the exchange, or, if the exchange does not involve a money market fund, the shareholder may write to the Transfer Agent requesting that the exchange be effected. Such letter must be signed exactly as the account is registered with signatures guaranteed by an "eligible guarantor institution" as such is defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended, the existence and validity of which may be verified by the Transfer Agent through the use of industry publications. Shareholders of the Fund, and shareholders of the other funds described above with shares for which certificates have not been issued, may exercise the exchange privilege by wire through their securities dealers. The Fund reserves the right to require a properly completed Exchange Application. The exchange privilege may be modified or terminated in accordance with the rules of the Commission. The Fund reserves the right to limit the number of times an investor may exercise the exchange privilege. Certain funds may suspend the continuous offering of their shares to the general public at any time and may thereafter resume such offering from time to time. The exchange privilege is available only to U.S. shareholders in states where the exchange legally may be made.

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

DIVIDENDS AND DISTRIBUTIONS

  The Fund intends to distribute all of its net investment income. Dividends from such net investment income will be declared daily prior to the determination of net asset value on that day and paid monthly. Net investment income for dividend purposes consists of interest earned less expenses of the Fund accrued for that dividend period. Shares will accrue dividends as long as they are issued and outstanding. Shares are issued and outstanding as of the settlement date of a purchase order to the settlement date of a redemption order. All net realized long-term capital gains and short-term capital gains, if any, will be distributed to the Fund's shareholders at least annually.

  See "Shareholder Services--Automatic Reinvestment of Dividends and Capital Gains Distributions" for information concerning the manner in which dividends and distributions may be automatically reinvested in shares of the Fund. Shareholders may elect in writing to receive any such dividends or distributions, or both, in cash. Dividends and distributions are taxable to shareholders as discussed below whether they are reinvested in shares of the Fund or received in cash. The per share dividends and distributions on Class B and Class C shares will be lower than the per share dividends and distributions on Class A and Class D shares as a result of the account maintenance, distribution and higher transfer agency fees applicable with respect to the Class B and Class C shares; similarly, the per share dividends and distributions on Class D shares will be lower than the per share dividends and distributions on Class A shares as a result of the account maintenance fees applicable with respect to the Class D shares. See "Determination of Net Asset Value".

TAXES

  The Fund intends to continue to qualify for the special tax treatment afforded regulated investment companies ("RICs") under the Code. If it so qualifies, the Fund (but not its shareholders) will not be subject to Federal income tax on the part of its net ordinary income and net realized capital gains which it distributes to Class A, Class B, Class C and Class D shareholders (together, the "shareholders"). The Fund intends to distribute substantially all of such income.

  Dividends paid by the Fund from its ordinary income or from an excess of net short-term capital gains over net long-term capital losses (together referred to hereafter as "ordinary income dividends") are taxable to shareholders as ordinary income. Distributions made from an excess of net long-term capital gains over net short-term capital losses (including gains or losses from certain transactions in futures or options) ("capital gain dividends") are taxable to shareholders as long-term capital gains, regardless of the length of time the shareholder has owned Fund shares. Any loss upon the sale or exchange of Fund shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received by the shareholder. Distributions in excess of the Fund's earnings and profits will first reduce the adjusted tax basis of a holder's shares and, after such adjusted tax basis is reduced to zero, will constitute capital gains to such holder (assuming the shares are held as a capital asset).

  Dividends are taxable to shareholders even though they are reinvested in additional shares of the Fund. Not later than 60 days after the close of its taxable year, the Fund will provide its shareholders with a written notice designating the amounts of any ordinary income or capital gain dividends. Distributions by the Fund, whether from ordinary income or capital gains, generally will not be eligible for the dividends received deduction allowed to corporations under the Code. If the Fund pays a dividend in January which was declared in the previous October, November or December to shareholders of record on a specified date in one such month, then such dividend will be treated for tax purposes as being paid by the Fund and received by its shareholders on December 31 of the year in which the dividend was declared.

  Ordinary income dividends paid to shareholders who are nonresident aliens or foreign entities will be subject to a 30% United States withholding tax under the existing provisions of the Code applicable to foreign individuals and entities unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Nonresident shareholders are urged to consult their own tax advisers concerning the applicability of the United States withholding tax.

  Under certain provisions of the Code, some shareholders may be subject to a 31% withholding tax on ordinary income dividends, capital gain dividends and redemption payments ("backup withholding"). Generally, shareholders subject to backup withholding will be those for whom no certified taxpayer identification number is on file with the Fund or who, to the Fund's knowledge, have furnished an incorrect number. When establishing an account, an investor must certify under penalty of perjury that such number is correct and that such investor is not otherwise subject to backup withholding.

  No gain or loss will be recognized by Class B shareholders on the conversion of their Class B shares into Class D shares. A shareholder's basis in the Class D shares acquired will be the same as such shareholder's basis in the Class B shares converted, and the holding period of the acquired Class D shares will include the holding period for the converted Class B shares.

  If a shareholder exercises an exchange privilege within 90 days of acquiring such shares, then the loss the shareholder can recognize on the exchange will be reduced (or the gain increased) to the extent the sales charge paid to the Fund reduces any sales charge such shareholder would have owed upon the purchase of the new shares in the absence of the exchange privilege. Instead, such sales charge will be treated as an amount paid for the new shares.

  A loss realized on a sale or exchange of shares of the Fund will be disallowed if other Fund shares are acquired (whether through the automatic reinvestment of dividends or otherwise) within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

  The Code requires a RIC to pay a nondeductible 4% excise tax to the extent the RIC does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined, in general, on an October 31 year end, plus certain undistributed amounts from previous years. While the Fund intends to distribute its income and capital gains in the manner necessary to avoid imposition of the 4% excise tax, there can be no assurance that sufficient amounts of the Fund's taxable income and capital gains will be distributed to avoid entirely the imposition of the tax. In such event, the Fund will be liable for the tax only on the amount by which it does not meet the foregoing distribution requirements.

  Tax Treatment of Options and Futures Transactions. The Fund may write (i.e., sell) covered call and covered put options on its portfolio securities, purchase put and call options on securities, and engage in transactions in financial futures and related options on such futures. In general, unless an election is available to the Fund or an exception applies, such options and futures contracts that are "Section 1256 contracts" will be "marked to market" for Federal income tax purposes at the end of each taxable year, i.e., each such option or futures contract will be treated as sold for its fair market value on the last day of the taxable year, and any gain or loss attributable to such contracts will be 60% long-term and 40% short-term capital gain or loss. Application of these rules to Section 1256 contracts held by the Fund may alter the timing and character of distributions to shareholders. The mark-to-market rules outlined above, however, will not apply to certain transactions entered into by the Fund solely to reduce the risk of changes in price or interest rates with respect to its investments.

  Code Section 1092, which applies to certain "straddles", may affect the taxation of the Fund's transactions in options, futures and short sales of securities. Under Section 1092, the Fund may be required to postpone recognition for tax purposes of losses incurred in certain closing transactions in options, futures and short sales of securities.

  One of the requirements for qualification as a RIC is that less than 30% of the Fund's gross income be derived from gains from the sale or other disposition of securities held for less than three months. Accordingly, the Fund may be restricted in effecting certain short sales of securities and closing transactions within three months after entering into an option or futures contract.

  The Fund may make investments that produce taxable income which is not matched by a corresponding receipt of cash or an offsetting loss deduction.
Such investments would include obligations that have original issue discount, accrue negative amortization or are subordinated in the mortgage-backed securities structure. Such taxable income would be treated as income earned by the Fund and would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding receipt of cash by the Fund or an offsetting loss deduction, the Fund may be required to dispose of other securities to be able to make distributions to shareholders. The Fund intends to make sufficient and timely distributions to shareholders so as to qualify for the special tax treatment afforded RICs at all times and to avoid imposition of the excise tax.

  The foregoing is a general and abbreviated summary of the applicable provisions of the Code and Treasury regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury regulations promulgated thereunder. The Code and the Treasury regulations are subject to change by legislative, judicial or administrative action either prospectively or retroactively.

  Ordinary income and capital gain dividends also may be subject to state and local taxes.

  Certain states exempt from state income taxation dividends paid by RICs which are derived from interest on U.S. Government obligations. State law varies as to whether dividend income attributable to U.S. Government obligations is exempt from state income tax. In general, state law does not consider income derived from mortgage-backed securities to be income attributable to U.S. Government obligations.

  Shareholders are urged to consult their tax advisers regarding specific questions as to Federal, foreign, state or local taxes. Foreign investors should consider applicable foreign taxes in their evaluation of an investment in the Fund.

                                PERFORMANCE DATA

  From time to time the Fund may include its average annual total return and other total return data, as well as yield, in advertisements or information furnished to present or prospective shareholders. Total return and yield figures are based on the Fund's historical performance and are not intended to indicate future performance. Average annual total return and yield are determined separately for Class A, Class B, Class C and Class D shares in accordance with formulas specified by the Commission.

  Average annual total return quotations for the specified periods are computed by finding the average annual compounded rates of return (based on net investment income and any realized and unrealized capital gains or losses on portfolio investments over such periods) that would equate the initial amount invested to the redeemable value of such investment at the end of each period. Average annual total return is computed assuming all dividends and distributions are reinvested and taking into account all applicable recurring and nonrecurring expenses, including the maximum sales charge in the case of Class A and Class D shares and the CDSC that would be applicable to a complete redemption of the investment at the end of the specified period in the case of Class B and Class C shares.

  The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, both as a percentage and as a dollar amount based on a hypothetical $1,000 investment, for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates and (2) the maximum applicable sales charges will not be included with respect to annual or annualized rates of return calculations. Aside from the impact on the performance data calculations of including or excluding the maximum applicable sales charges, actual annual or annualized total return data generally will be lower than average annual total return data since the average rates of return reflect compounding of return; aggregate total return data generally will be higher than average annual total return data since the aggregate rates of return reflect compounding over a longer period of time. In addition, because the Fund reduced the maximum applicable sales charge in 1988 from 6.25% to 4.00%, certain performance data also will be computed with the inclusion of the lower sales charge. Such data generally will reflect higher rates of return because a lower sales charge is deducted.

  Set forth below is total return information for the Class A, Class B, Class C and Class D shares of the Fund for the periods indicated.

                                                                                                       CLASS D SHARES (FORMERLY
                           CLASS A SHARES**           CLASS B SHARES*            CLASS C SHARES**           CLASS A SHARES)
                      -------------------------- -------------------------- -------------------------- --------------------------
                       EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                          AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                       PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                       BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                      HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                         $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END
        PERIOD         INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
        ------        ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                              AVERAGE ANNUAL TOTAL RETURN
                                                     (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
   One Year Ended
    August 31,
    1995...........                                  4.91%      $1,049.10                                  5.10%      $1,051.00
   Five Years Ended
    August 31,
    1995...........                                                                                        6.86%      $1,393.20
   Ten Years Ended
    August 31,
    1995...........                                                                                        8.26%      $2,211.20
   Class A and
    Class C
    Inception
    (October 21,
    1994) through
    August 31,
    1995...........       8.29%      $1,070.90                                 11.48%      $1,098.00
   Class B
    Inception
    (December 23,
    1991) to August
    31, 1995.......                                  4.74%      $1,186.30
   Class D
    (formerly Class
    A) Inception
    (September 28,
    1984) to
    August 31,
    1995...........                                                                                        9.12%      $2,594.50
                                                                      ANNUAL TOTAL RETURN
                                                         (EXCLUDING MAXIMUM APPLICABLE SALES CHARGES)
 YER ENDED AUGUST 31,A
---------------------
   1995............                                      8.91%      $1,089.10                                  9.48%      $1,094.80
   1994............                                     (2.55)%     $  974.50                                 (2.06)%     $  979.40
   1993............                                      7.80%      $1,078.00                                  8.35%      $1,083.50
   1992............                                                                                           10.16%      $1,101.60
   1991............                                                                                           13.40%      $1,134.00
   1990............                                                                                            9.61%      $1,096.10
   1989............                                                                                           11.48%      $1,114.80
   1988............                                                                                            8.02%      $1,080.20
   1987............                                                                                            2.43%      $1,024.30
   1986............                                                                                           17.39%      $1,173.90
   Class A and
    Class C
    Inception
    (October 21,
    1994) to
    August 31,
    1995...........          11.56%      $1,115.60                                 10.80%      $1,108.00
   Class B
    Inception
    (December 23,
    1991) to August
    31, 1992.......                                      4.54%      $1,045.40
   Class D
    (formerly Class
    A) Inception
    (September 28,
    1984) to
    August 31,
    1985...........                                                                                           17.34%      $1,173.40

                                              (footnotes on following page)

                                                                                                    CLASS D SHARES (FORMERLY
                       CLASS A SHARES**           CLASS B SHARES*            CLASS C SHARES**           CLASS A SHARES)
                  -------------------------- -------------------------- -------------------------- --------------------------
                   EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE    EXPRESSED    REDEEMABLE
                      AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A       AS A      VALUE OF A
                   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL   PERCENTAGE  HYPOTHETICAL
                   BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000      BASED ON A     $1,000
                  HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT   HYPOTHETICAL  INVESTMENT
                     $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END      $1,000     AT THE END
     PERIOD        INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD  INVESTMENT  OF THE PERIOD
     ------       ------------ ------------- ------------ ------------- ------------ ------------- ------------ -------------
                                                            AGGREGATE TOTAL RETURN
                                                 (INCLUDING MAXIMUM APPLICABLE SALES CHARGES)
Class A and
 Class C
 Inception
 (October 21,
 1994) to
 August 31,
 1995...........      7.09%      $1,070.90                                  9.80%      $1,098.00
Class B
 Inception
 (December 23,
 1991) to August
 31, 1995.......                                18.63%      $1,186.30
Class D
 (formerly Class
 A) Inception
 (September 28,
 1984) to
 August 31,
 1995...........                                                                                      159.45%     $2,594.50

--------

 * Information as to Class B shares is presented only for the period December 23, 1991 to August 31, 1995. Prior to December 23, 1991, no Class B shares were publicly issued.

** Information as to Class A and Class C shares is presented only for the period October 21, 1994 to August 31, 1995. Prior to October 21, 1994, no new Class A or Class C shares were publicly issued.

  In order to reflect the reduced sales charges in the case of Class A or Class D shares, or the waiver of the contingent deferred sales charge in the case of Class B or Class C shares applicable to certain investors, as described under "Purchase of Shares" and "Redemption of Shares", respectively, the total return data quoted by the Fund in advertisements directed to such investors may take into account the reduced, and not the maximum, sales charge and therefore may reflect greater total return since, due to the reduced sales charges or the waiver of sales charges, a lower amount of expenses is deducted.

                              GENERAL INFORMATION

DESCRIPTION OF SHARES

  The Declaration of Trust of the Fund permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest, par value $0.10 per share, of different classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Fund. At the date of this Statement of Additional Information, the shares of the Fund are divided into four classes, designated Class A, Class B, Class C and Class D shares. Class A, Class B, Class C and Class D shares represent interests in the same assets of the Fund and have identical voting, dividend, liquidation and other rights and the same terms and conditions except that the Class B, Class C and Class D shares bear certain expenses related to the account maintenance and/or distribution of such shares and have exclusive voting rights with respect to matters relating to such account maintenance and/or distribution expenditures. The Fund has received an order from the Commission permitting the issuance and sale of multiple classes of shares of beneficial interest. The Board of Trustees of the Fund may classify and reclassify the shares of the Fund into additional classes at a future date.

  All shares of the Fund have equal voting rights, except that as noted above, each class will have exclusive voting rights with respect to matters relating to the expenses being borne solely by such class. Each issued and outstanding share is entitled to one vote and to participate equally in dividends and distributions declared by the Fund, and upon liquidation or dissolution each share is entitled to receive its allocable share of the net assets of the Fund remaining after satisfaction of outstanding liabilities, except that, as noted above, expenses related to the distribution of each class will be borne solely by such class. There normally will be no meetings of shareholders for the purposes of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the terms of the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Also, the Fund will be required to call a special meeting of shareholders in accordance with the requirements of the Investment Company Act to seek approval of new management and advisory arrangements, of a material increase in distribution fees or of a change in the fundamental policies, objectives or restrictions of the Fund.

  Shares of the Fund, when issued, will be fully paid and nonassessable, have no preference, preemptive, exchange or similar rights, and will be freely transferable. Redemption and conversion rights are discussed elsewhere herein and in the Prospectus. Holders of shares of the Fund are entitled to redeem their shares as set forth elsewhere herein and in the Prospectus. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Fund.

COMPUTATION OF OFFERING PRICE PER SHARE

  The offering price for Class A, Class B, Class C and Class D shares of the Fund, based on the value of the Fund's net assets and number of shares outstanding as of August 31, 1995, is set forth below.

                              CLASS A       CLASS B       CLASS C     CLASS D
                            ------------ -------------- ----------- ------------
Net Assets................  $223,236,939 $1,262,985,320 $15,620,610 $976,161,161
                            ============ ============== =========== ============
Number of Shares Outstand-
 ing......................    23,232,522    131,454,676   1,626,106  101,608,151
                            ============ ============== =========== ============
Net Asset Value Per Share
 (net assets
 divided by number of
 shares outstanding)......  $       9.61 $         9.61 $      9.61 $       9.61
Sales Charge (Class A and
 Class D shares:
 4.00% of offering price
 (4.17% of net
 asset value per share))*.           .40             **          **          .40
                            ------------ -------------- ----------- ------------
Offering Price............  $      10.01 $         9.61 $      9.61 $      10.01
                            ============ ============== =========== ============

--------

 * Rounded to the nearest one-hundredth percent; assumes maximum sales charge is applicable.

** Class B and Class C shares are not subject to an initial sales charge but may be subject to a CDSC upon redemption. See "Purchase of Shares--Deferred Sales Charge Alternatives--Class B and Class C Shares" in the Prospectus and "Redemption of Shares--Deferred Sales Charges--Class B and Class C Shares" herein.

INDEPENDENT AUDITORS

  Deloitte & Touche LLP, 117 Campus Drive, Princeton, New Jersey 08540, has been selected as the independent auditors of the Fund. The selection of independent auditors is subject to ratification by the shareholders of the Fund. In addition, the employment of such auditors may be terminated without any penalty by vote of a majority of the outstanding shares of the Fund at a meeting called for the purpose of terminating such employment. The independent auditors are responsible for auditing the financial statements of the Fund.

CUSTODIAN

  The Bank of New York, 90 Washington Street, 12th Floor, New York, New York 10286, acts as the custodian of the Fund's assets. The Custodian is responsible for safeguarding and controlling the Fund's cash and securities, handling the receipt and delivery of securities and collecting interest on the Fund's investments.

TRANSFER AGENT

  Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484, acts as the Fund's transfer agent (the "Transfer Agent"). The Transfer Agent is responsible for the issuance, transfer and redemption of shares and the opening, maintenance and servicing of shareholder accounts. See "Management of the Fund--Transfer Agency Services" in the Prospectus.

LEGAL COUNSEL

  Brown & Wood, One World Trade Center, New York, New York 10048-0557, is counsel for the Fund.

REPORTS TO SHAREHOLDERS

  The fiscal year of the Fund ends on August 31 of each year. The Fund sends to its shareholders at least semi-annually reports showing the Fund's portfolio and other information. An annual report, containing financial statements audited by independent auditors, is sent to shareholders each year. After the end of each year shareholders will receive Federal income tax information regarding dividends and capital gains distributions.

ADDITIONAL INFORMATION

  The Prospectus and this Statement of Additional Information do not contain all the information set forth in the Registration Statement and the exhibits relating thereto, which the Fund has filed with the Securities and Exchange Commission, Washington, D.C., under the Securities Act and the Investment Company Act, to which reference is hereby made.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

  To the knowledge of the Fund, no person or entity owned beneficially 5% or more of the Fund's shares of beneficial interest on December 1, 1995.

                               ----------------
  The Declaration of Trust establishing the Fund, dated July 20, 1984, a copy of which, together with all amendments thereto (the "Declaration"), is on file in the office of the Secretary of the Commonwealth of Massachusetts, provides that the name "Merrill Lynch Federal Securities Trust" refers to the Trustees under the Declaration collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall resort be had to their private property for the satisfaction of any obligation or claim of the Fund, but the "Trust Property" only shall be liable.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch Federal Securities Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Federal Securities Trust as of August 31, 1995, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 1995 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Federal Securities Trust as of August 31, 1995, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

Deloitte & Touche LLP

Princeton, New Jersey October 2, 1995

SCHEDULE OF INVESTMENTS

                                                          Face         Interest          Maturity                Value
Issue                                                    Amount          Rate             Date(s)              (Note 1a)

US Government Obligations--21.06%
United States Treasury Notes                          $ 45,000,000       8.25  %        7/15/1998          $   47,657,700
                                                       200,000,000       8.875          2/15/1999             217,624,000
                                                       100,000,000       6.25           5/31/2000             100,641,000
                                                        50,000,000       5.875          6/30/2000              49,586,000
                                                         5,000,000       6.125          7/31/2000               5,007,050
                                                       100,000,000       6.50           5/15/2005             101,266,000


Total US Government Obligations (Cost--$512,336,775)                                                          521,781,750


US Government Agency Mortgage-Backed Obligations*--77.13%

Federal Home Loan Mortgage Corporation                         748      10.00           7/01/2019                     807
Participation Certificates                              24,140,740      10.50      9/01/2000-9/01/2020         26,215,154
                                                         6,003,718      11.00      8/01/2010-9/01/2020          6,581,576
                                                         5,173,580      11.50      10/01/1998-6/01/2020         5,700,613
                                                         2,252,190      12.00      7/01/1999-6/01/2020          2,498,513
                                                         5,090,710      12.50      10/01/1999-7/01/2019         5,650,688
                                                         6,605,692      13.00      8/01/1999-2/01/2016          7,365,346


Federal Home Loan Mortgage Corporation                     476,505       6.00           4/01/2009                 461,314
Participation Certificates--                            51,590,784       7.00(2)   4/01/1997-1/01/2000         52,154,671
Gold Program                                            50,000,000       7.00      2/01/2005-5/01/2024         49,140,500
                                                        91,818,989       8.00      1/01/2007-5/01/2025         93,993,230
                                                        22,530,689       8.50      7/01/2008-7/01/2025         23,255,726
                                                         8,622,704      10.50     10/01/2020-12/01/2020         9,428,323


Federal Home Loan Mortgage              1423-DD         43,116,000       6.38           1/15/2006              42,091,995
Corporation REMICs**                    93-1604-E      105,716,536       5.50           3/15/2007             101,950,384
                                        GN29P           50,000,000       7.00           2/25/2018              50,250,000
                                        190-F              732,257       9.20           10/15/2021                732,256
                                        Trust 1220-A    14,265,814       6.29           2/15/2022              14,265,814
                                        Trust 1220-B   115,982,210       0.47++         2/15/2022               1,309,439
                                        Trust 134        2,979,125       9.00(1)        4/15/2022                 695,417
                                        Trust 171       81,521,120       8.00           7/15/2024              83,176,814


Federal National Mortgage Association                          865       6.50           12/01/2008                    852
Mortgage-Backed Securities                              50,173,180       7.00      6/01/2025-8/01/2025         49,310,703
                                                       111,535,653       7.50      12/01/2006-8/01/2025       112,599,188
                                                       195,809,791       8.00      7/01/2009-1/01/2025        200,650,092
                                                       178,638,760       8.50      3/01/2005-4/01/2025        184,339,589
                                                        40,483,293       8.50(3)        7/15/2023              41,419,671
                                                            22,182      10.50           9/01/2000                  23,305
                                                        55,657,484      11.00      2/01/2011-12/01/2020        61,744,743
                                                           139,794      11.50      1/01/2015-6/01/2015            156,045
                                                         2,861,654      13.00      8/01/2010-6/01/2015          3,190,744


Federal National Mortgage               93-123-S        15,529,411       6.825++        7/25/2000              13,821,176
Association REMICs**                    94-M4-A         28,363,148       9.055          8/25/2026              29,586,309

SCHEDULE OF INVESTMENTS (concluded)

                                                          Face         Interest          Maturity               Value
Issue                                                    Amount          Rate            Date(s)              (Note 1a)

US Government Agency Mortgage-Backed Obligations* (concluded)
Government National Mortgage Association              $ 46,277,305       7.00  %   2/15/2022-6/15/2024     $   45,481,798
Mortgage-Backed Securities                             247,610,714       7.50      8/15/2021-2/15/2025        249,002,287
                                                       141,131,710       8.00      6/15/2017-6/15/2025        144,614,841
                                                        68,514,583       8.50      3/15/2017-6/15/2025         71,169,524
                                                        33,829,260       9.50      4/15/2016-10/15/2018        36,418,890
                                                        80,542,332      10.00     12/15/2015-12/15/2021        87,845,941
                                                           416,868      10.50      10/15/2014-4/15/2021           459,726
                                                         2,215,677      11.00      1/15/2010-12/15/2017         2,471,853
                                                            24,605      11.50      8/15/2013-4/15/2015             27,757

Total US Government Agency Mortgage-Backed Obligations (Cost--$1,876,399,353)                               1,911,253,614

 Face
Amount                                                    Issue

Repurchase Agreements***--4.64%
$97,000,000           Nikko Securities Co., purchased on 8/31/1995 to yield 5.84% to 9/01/1995                 97,000,000
 18,000,000           Paine Webber Incorporated, purchased on 8/31/1995 to yield 5.81% to 9/01/1995            18,000,000

Total Repurchase Agreements (Cost--$115,000,000)                                                              115,000,000

                           Par                                          Strike          Expiration
                          Value                   Issue                 Price              Date

Options Purchased--0.01%
Call Options          $100,056,859     Government National Mortgage
Purchased                              Association, 6% Adjustable
                                       Rate Mortgage                    101.5           12/15/1995                330,188


Put Options             50,000,000     Federal National Mortgage
Purchased                              Association, 30-Year, 7.50%      99.69            9/07/1995                 31,250


Total Options Purchased (Cost--$660,781)                                                                          361,438


Total Investment (Cost--$2,504,396,909)--102.84%                                                            2,548,396,802


Options Written--0.00%


Put Options          32,100,000     United States Treasury Notes,
Written                             6.50% due 5/15/2005                 99.97            9/07/1995                (17,527)


Total Options Written (Cost--$300,938)                                                                            (17,527)


Total Investments Net of Options Written (Cost--$2,504,095,971)--102.84%                                    2,548,379,275

Liabilities in Excess of Other Assets--(2.84%)                                                                (70,375,245)
                                                                                                           --------------
Net Assets--100.00%                                                                                        $2,478,004,030
                                                                                                           ==============

(1)Represents the interest only portion of a mortgage-backed obligation.
(2)Represents balloon mortgages that amortize on a 30-year schedule and have 5-year maturities.
(3)Federal Housing Administration/Veterans' Administration Mortgages packaged by the Federal National Mortgage Association.
 ++Adjustable Rate Security. The interest rate resets periodically and inversely. The interest rate shown is the rate in effect as of August 31, 1995.
  *Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.
 **Real Estate Mortgage Investment Conduits (REMICs).
***Repurchase Agreements are fully collateralized by US Government &
   Agency Obligations.

   See Notes to Financial Statements.

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1995

Assets:             Investments, at value (identified cost--$2,503,736,128) (Note 1a)                    $ 2,548,035,364
                    Options purchased, at value (cost--$660,781) (Notes 1a & 1c)                                 361,438
                    Cash                                                                                       2,495,587
                    Receivables:
                      Securities sold                                                   $    48,468,750
                      Interest                                                               18,031,674
                      Beneficial interest sold                                                3,543,293
                      Principal paydowns                                                      1,276,638
                      Loaned securities and extended deliveries (Note 6)                         97,322       71,417,677
                                                                                        ---------------
                    Prepaid registration fees and other assets (Note 1f)                                         120,799
                                                                                                         ---------------
                    Total assets                                                                           2,622,430,865
                                                                                                         ---------------

Liabilities:        Options written, at value (premiums received--$300,938)
                    (Notes 1a & 1c)                                                                               17,527
                    Payables:
                      Securities purchased                                                  131,693,516
                      Beneficial interest redeemed                                            5,243,272
                      Dividends to shareholders (Note 1g)                                     4,367,174
                      Distributor (Note 2)                                                    1,020,710
                      Investment adviser (Note 2)                                               945,600      143,270,272
                                                                                        ---------------
                    Accrued expenses and other liabilities                                                     1,139,036
                                                                                                         ---------------
                    Total liabilities                                                                        144,426,835
                                                                                                         ---------------

Net Assets:         Net assets                                                                           $ 2,478,004,030
                                                                                                         ===============

Net Assets          Class A Shares of beneficial interest, $0.10 par value,
Consist of:         unlimited number of shares authorized                                                $     2,323,252
                    Class B Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     13,145,468
                    Class C Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                        162,611
                    Class D Shares of beneficial interest, $0.10 par value,
                    unlimited number of shares authorized                                                     10,160,815
                    Paid-in capital in excess of par                                                       2,840,038,128
                    Accumulated realized capital losses on investments--net (Note 5)                        (432,109,548)
                    Unrealized appreciation on investments--net                                               44,283,304
                                                                                                         ---------------
                    Net assets                                                                           $ 2,478,004,030
                                                                                                         ===============

Net Asset Value:    Class A--Based on net assets of $223,236,939 and 23,232,522
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============
                    Class B--Based on net assets of $1,262,985,320 and 131,454,676
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============
                    Class C--Based on net assets of $15,620,610 and 1,626,106
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============
                    Class D--Based on net assets of $976,161,161 and 101,608,151
                    shares of beneficial interest outstanding                                            $          9.61
                                                                                                         ===============

                    See Notes to Financial Statements.

Statement of Operations for the Year Ended August 31, 1995

Investment          Interest and discount earned                                                         $   199,574,230
Income              Other                                                                                        432,339
(Note 1e):                                                                                               ---------------
                    Total income                                                                             200,006,569
                                                                                                         ---------------

Expenses:           Investment advisory fees (Note 2)                                                         11,490,071
                    Account maintenance and distribution fees--Class B (Note 2)                                9,900,024
                    Account maintenance fees--Class D (Note 2)                                                 2,666,871
                    Transfer agent fees--Class B (Note 2)                                                      1,934,031
                    Transfer agent fees--Class D (Note 2)                                                      1,350,193
                    Custodian fees                                                                               579,870
                    Accounting services (Note 2)                                                                 410,006
                    Printing and shareholder reports                                                             328,719
                    Transfer agent fees--Class A (Note 2)                                                        223,349
                    Professional fees                                                                            107,091
                    Registration fees (Note 1f)                                                                   72,413
                    Account maintenance and distribution fees--Class C (Note 2)                                   44,545
                    Trustees' fees and expenses                                                                   35,336
                    Transfer agent fees--Class C (Note 2)                                                          8,785
                    Other                                                                                         49,692
                                                                                                         ---------------
                    Total expenses                                                                            29,200,996
                                                                                                         ---------------
                    Investment income--net                                                                   170,805,573
                                                                                                         ---------------

Realized &          Realized loss on investments--net                                                        (48,775,962)
Unrealized          Change in unrealized appreciation/depreciation on
Gain (Loss) on      investments--net                                                                          92,170,478
Investments--Net                                                                                         ---------------
(Notes 1c, 1e       Net Increase in Net Assets Resulting from Operations                                 $   214,200,089
& 3):                                                                                                    ===============

                    See Notes to Financial Statements.

Statements of Changes in Net Assets


                                                                                           For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                            1995             1994
Operations:         Investment income--net                                              $   170,805,573  $   174,250,833
                    Realized loss on investments--net                                       (48,775,962)    (118,401,781)
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                         92,170,478     (133,557,622)
                                                                                        ---------------  ---------------
                    Net increase (decrease) in net assets resulting from
                    operations                                                              214,200,089      (77,708,570)
                                                                                        ---------------  ---------------

Dividends to        Investment income--net:
Shareholders          Class A                                                               (12,352,715)              --
(Note 1g):            Class B                                                               (84,089,808)     (88,957,069)
                      Class C                                                                  (348,549)              --
                      Class D                                                               (73,437,660)     (85,293,764)
                                                                                        ---------------  ---------------
                    Net decrease in net assets resulting from dividends
                    to shareholders                                                        (170,228,732)    (174,250,833)
                                                                                        ---------------  ---------------

Beneficial Interest Net decrease in net assets derived from beneficial interest
Transactions        transactions                                                           (420,304,775)    (881,720,587)
(Notes 1i & 4):                                                                         ---------------  ---------------

Net Assets:         Total decrease in net assets                                           (376,333,418)  (1,133,679,990)
                    Beginning of year                                                     2,854,337,448    3,988,017,438
                                                                                        ---------------  ---------------
                    End of year                                                         $ 2,478,004,030  $ 2,854,337,448
                                                                                        ===============  ===============

                    See Notes to Financial Statements.

Financial Highlights

                                                             Class A                   Class B
                                                             For the                                          For the
                                                              Period                                           Period
The following per share data and ratios have been derived    Oct. 21,                                         Dec. 23,
from information provided in the financial statements.      1994++ to                                        1991++ to
                                                             Aug. 31,       For the Year Ended Aug. 31,       Aug. 31,
Increase (Decrease) in Net Asset Value:                       1995++++    1995++++      1994        1993        1992
Per Share           Net asset value, beginning of period   $     9.16   $     9.41   $    10.14  $     9.92   $     9.92
Operating                                                  ----------   ----------   ----------  ----------   ----------
Performance:        Investment income--net                        .58          .60          .48         .52          .44
                    Realized and unrealized gain (loss)
                    on investments--net                           .45          .20         (.73)        .22           --
                                                           ----------   ----------   ----------  ----------   ----------
                    Total from investment operations             1.03          .80         (.25)        .74          .44
                                                           ----------   ----------   ----------  ----------   ----------
                    Less dividends from investment
                    income--net                                  (.58)        (.60)        (.48)       (.52)        (.44)
                                                           ----------   ----------   ----------  ----------   ----------
                    Net asset value, end of period         $     9.61   $     9.61   $     9.41  $    10.14   $     9.92
                                                           ==========   ==========   ==========  ==========   ==========

Total Investment    Based on net asset value per share         11.56%+++     8.91%       (2.55%)      7.80%        4.54%+++
Return:**                                                  ==========   ==========   ==========  ==========   ==========

Ratios to Average   Expenses, excluding account
Net Assets:         maintenance and distribution fees            .64%*        .66%         .58%        .55%        .58%*
                                                           ==========   ==========   ==========  ==========   ==========
                    Expenses                                     .64%*       1.41%        1.33%       1.30%       1.33%*
                                                           ==========   ==========   ==========  ==========   ==========
                    Investment income--net                      7.21%*       6.39%        4.90%       5.27%       6.45%*
                                                           ==========   ==========   ==========  ==========   ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                         $  223,237   $1,262,985   $1,497,358  $2,151,917   $1,921,893
                                                           ==========   ==========   ==========  ==========   ==========
                    Portfolio turnover                        260.34%      260.34%      322.68%     224.35%      230.83%
                                                           ==========   ==========   ==========  ==========   ==========

                  ++Commencement of Operations.
                ++++Based on average outstanding shares for the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                     Class C                            Class D
                                                     For the
The following per share data and ratios              Period
have been derived from information provided          Oct. 21,
in the financial statements.                        1994++ to
                                                     Aug. 31,              For the Year Ended Aug. 31,
Increase (Decrease) in Net Asset Value:             1995++++     1995++++     1994       1993        1992         1991
Per Share           Net asset value, beginning
Operating           of period                     $     9.16  $     9.41  $    10.14  $     9.92  $     9.66  $     9.28
Performance:                                      ----------  ----------  ----------  ----------  ----------  ----------
                    Investment income--net               .51         .64         .52         .57         .70         .81
                    Realized and unrealized gain
                    (loss) on investments--net           .45         .20        (.73)        .22         .26         .38
                                                  ----------  ----------  ----------  ----------  ----------  ----------
                    Total from investment
                    operations                           .96         .84        (.21)        .79         .96        1.19
                                                  ----------  ----------  ----------  ----------  ----------  ----------
                    Less dividends from
                    investment income--net              (.51)       (.64)       (.52)       (.57)       (.70)       (.81)
                                                  ----------  ----------  ----------  ----------  ----------  ----------
                    Net asset value, end of
                    period                        $     9.61  $     9.61  $     9.41  $    10.14  $     9.92  $     9.66
                                                  ==========  ==========  ==========  ==========  ==========  ==========

Total Investment    Based on net asset value
Return:**           per share                         10.80%+++    9.48%      (2.06%)      8.35%      10.16%      13.40%
                                                  ==========  ==========  ==========  ==========  ==========  ==========

Ratios to           Expenses, excluding account
Average Net         maintenance and distribution
Assets:             fees                                .67%*       .64%        .58%        .54%        .57%        .60%
                                                  ==========  ==========  ==========  ==========  ==========  ==========
                    Expenses                           1.47%*       .89%        .83%        .79%        .80%        .78%
                                                  ==========  ==========  ==========  ==========  ==========  ==========
                    Investment income--net             6.28%*      6.91%       5.41%       5.80%       7.17%       8.62%
                                                  ==========  ==========  ==========  ==========  ==========  ==========

Supplemental        Net assets, end of period
Data:               (in thousands)                $   15,621  $  976,161  $1,356,979  $1,836,100  $2,048,037  $2,230,619
                                                  ==========  ==========  ==========  ==========  ==========  ==========
                    Portfolio turnover               260.34%     260.34%     322.68%     224.35%     230.83%     311.04%
                                                  ==========  ==========  ==========  ==========  ==========  ==========

                  ++Commencement of Operations.
                ++++Based on average outstanding shares for the period.
                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch Federal Securities Trust (the "Trust") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Securities traded in the over-the-counter market are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. The Trust employs Merrill Lynch Securities Pricing Service ("MLSPS"), an affiliate of Fund Asset Management, L.P. ("FAM"), to provide mortgage-backed securities prices for the Trust. Options on US Government securities, which are traded on exchanges, are valued at their last bid price in the case of options purchased by the Trust and their last asked price in the case of options written by the Trust. An option traded on the over-the-counter market is valued at its last bid price or asked price as obtained from at least two independent entities.Interest rate futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Securities with a remaining maturity of sixty days or less are valued on an amortized cost basis, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Trustees of the Trust.

(b) Repurchase agreements--The Trust invests in US Government securities pursuant to repurchase agreements with a member bank of the Federal Reserve System or a primary dealer in US Government securities. Under such agreements, the bank or primary dealer agrees to repurchase the security at a mutually agreed upon time and price. The Trust takes possession of the underlying securities, marks to market such securities and, if necessary, receives additions to such securities daily to ensure that the contract is fully collateralized.

(c) Derivative financial instruments--The Trust may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Futures contracts--The Trust may purchase or sell interest rate futures contracts. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margins as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to write and purchase call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid
(or gain or loss to the extent the cost of the closing transaction exceeds the premiums paid or received).

Written and purchased options are non-income producing investments.

(d) Income taxes--It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of discount) and extended delivery fees are recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(h) Dollar rolls--The Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The repurchase amount as of August 31, 1995 was $16,212,732.

(i) Reclassification--Certain amounts have been reclassified as a result of permanent book-tax differences.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with FAM. The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Trust has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee based upon the average daily value of the Trust's net assets at the following rate:


Portion of Average Daily
Value of Net Assets                                Rate

Not exceeding $500 million                        0.500%

In excess of $500 million but not
exceeding $1 billion                              0.475%

In excess of $1 billion but not
exceeding $1.5 billion                            0.450%

In excess of $1.5 billion but not
exceeding $2 billion                              0.425%

In excess of $2 billion but not
exceeding $2.5 billion                            0.400%

In excess of $2.5 billion but not
exceeding $3.5 billion                            0.375%

In excess of $3.5 billion but not
exceeding $5 billion                              0.350%

In excess of $5 billion but not
exceeding $6.5 billion                            0.325%

Exceeding $6.5 billion                            0.300%


The Investment Advisory Agreement obligates FAM to reimburse the Trust to the extent the Trust's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Trust's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the average daily net assets in excess thereof. FAM's obligation to reimburse the Trust is limited to the amount of the management fee. No fee payment will be made to FAM during any fiscal year which will cause such expenses to exceed the pro rata expense limitation at the time of such payment.

Pursuant to the distribution plans ("the Distribution Plans") adopted by the Trust in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Trust pays the Distributor on-going account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


NOTES TO FINANCIAL STATEMENTS (concluded)


                                    Account       Distribution
                                 Maintenance Fee       Fee

Class B                              0.25%             0.50%
Class C                              0.25%             0.55%
Class D                              0.25%              --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Trust. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended August 31, 1995, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Trust's Class A and Class D Shares as follows:


                                       MLFD          MLPF&S

Class A                               $ 1,123       $ 18,020
Class D                               $23,539       $248,456


For the year ended August 31, 1995, MLPF&S received contingent deferred sales charges of $2,992,727 and $6,138 relating to transactions in Class B and Class C Shares, respectively.

During the year ended August 31, 1995, the Trust paid MLSPS $2,080 for security price quotations to compute the net asset value of the Trust.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Trust's transfer agent.

Accounting services are provided to the Trust by FAM at cost.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLFD, MLPF&S, MLFDS, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1995 were $6,460,392,807 and $6,767,430,991, respectively.

Net realized and unrealized gains (losses) as of August 31, 1995 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains
                                     (Losses)      (Losses)

Long-term investments            $(48,530,535)  $ 44,299,236
Short-term investments                  1,292             --
Options purchased                   1,386,119       (299,343)
Options written                    (1,632,838)       283,411
                                 ------------   ------------
Total                            $(48,775,962)  $ 44,283,304
                                 ============   ============


As of August 31, 1995, net unrealized appreciation for Federal income tax purposes aggregated $24,726,096, of which $31,865,381 related to appreciated securities and $7,139,285 related to depreciated securities. The aggregate cost of investments, including options purchased less premiums received for options written, at August 31, 1995 for Federal income tax purposes was $2,523,653,179.

Transactions in put options written for the year ended August 31, 1995 were as follows:


                                      Face
                                     Amount        Premiums
Put Options Written              Subject to Put    Received

Outstanding options
written, beginning of year                 --             --
Options written                  $119,100,000   $  1,578,126
Options exercised                 (87,000,000)    (1,277,188)
                                 ------------   ------------
Outstanding options
written, end of year             $ 32,100,000   $    300,938
                                 ============   ============

4. Shares of Beneficial Interest:
Net decrease in net assets derived from beneficial interest transactions was $420,304,775 and $881,720,587 for the years ended August 31, 1995 and August 31, 1994, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                        30,530,411   $282,054,026
Shares issued to share-
holders in reinvestment
of dividends                          455,652      4,239,634
                                 ------------   ------------
Total issued                       30,986,063    286,293,660
Shares redeemed                    (7,753,541)   (72,945,956)
                                 ------------   ------------
Net increase                       23,232,522   $213,347,704
                                 ============   ============

[FN]
++Commencement of Operations.


Class B Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                        21,572,051  $ 201,569,458
Shares issued to shareholders
in reinvestment of dividends        5,141,582     47,944,155
                                 ------------  -------------
Total issued                       26,713,633    249,513,613
Automatic conversion of
shares                               (142,436)    (1,332,622)
Shares redeemed                   (54,176,662)  (503,689,288)
                                 ------------  -------------
Net decrease                      (27,605,465) $(255,508,297)
                                 ============  =============


Class B Shares for the Year                         Dollar
Ended August 31, 1994                 Shares        Amount

Shares sold                        25,174,866   $ 246,237,057
Shares issued to shareholders
in reinvestment of dividends        5,183,921      50,451,702
                                 ------------   -------------
Total issued                       30,358,787     296,688,759
Shares redeemed                   (83,589,212)   (816,233,633)
                                 ------------   -------------
Net decrease                      (53,230,425)  $(519,544,874)
                                 ============   =============



Class C Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                         1,942,998   $ 18,329,377
Shares issued to shareholders
in reinvestment of dividends           22,508        213,166
                                 ------------   ------------
Total issued                        1,965,506     18,542,543
Shares redeemed                      (339,400)    (3,229,586)
                                 ------------   ------------
Net increase                        1,626,106   $ 15,312,957
                                 ============   ============

[FN]
++Commencement of Operations.


Class D Shares for the
Year Ended                                          Dollar
August 31, 1995                       Shares        Amount

Shares sold                         4,559,726    $ 42,599,935
Automatic conversion of
shares                                142,436       1,332,622
Shares issued to share-
holders in reinvestment
of dividends                        3,722,044      34,698,654
                                 ------------   -------------
Total issued                        8,424,206      78,631,211
Shares redeemed                   (50,970,271)   (471,652,190)
                                 ------------   -------------
Net decrease                      (42,546,065)  $(393,020,979)
                                 ============   =============


Class D Shares for the
Year Ended                                          Dollar
August 31, 1994                       Shares        Amount

Shares sold                        14,555,924   $ 141,925,143
Shares issued to share-
holders in reinvestment
of dividends                        4,202,561      40,918,356
                                 ------------   -------------
Total issued                       18,758,485     182,843,499
Shares redeemed                   (55,745,563)   (545,019,212)
                                 ------------   -------------
Net decrease                      (36,987,078)  $(362,175,713)
                                 ============   =============


As a result of implementation of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated Class D Shares. There were 119,438,530 shares redesignated amounting to $1,423,379,743.

5. Capital Loss Carryforward:
At August 31, 1995, the Trust had a net capital loss carryforward of approximately $384,313,000, of which $98,650,000 expires in 1996, $68,370,000 expires in 1997, $39,147,000 expires in 1998, and
$178,145,000 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.

6. Loaned Securities:
At August 31, 1995, the Trust held US Treasury Notes having an aggregate value of approximately $55,988,000 as collateral for portfolio securities loaned having a market value of approximately $55,640,000.

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                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
Investment Objective and Policies..........................................   2
 Portfolio Strategies Involving Options and Futures........................   2
 Other Portfolio Strategies................................................   5
 Investment Restrictions...................................................   6
Management of the Fund.....................................................   9
 Trustees and Officers.....................................................   9
 Management and Advisory Arrangements......................................  11
Purchase of Shares.........................................................  13
 Alternative Sales Arrangements............................................  13
 Initial Sales Charge Alternatives--Class A and Class D Shares.............  14
 Reduced Initial Sales Charges.............................................  15
 Distribution Plans........................................................  19
 Limitations on the Payment of Deferred Sales Charges......................  20
Redemption of Shares.......................................................  21
 Deferred Sales Charge--Class B and Class C Shares.........................  21
Portfolio Transactions.....................................................  22
Determination of Net Asset Value...........................................  24
Shareholder Services.......................................................  25
 Investment Account........................................................  25
 Automatic Investment Plans................................................  26
 Automatic Reinvestment of Dividends and Capital Gains Distributions.......  26
 Systematic Withdrawal Plans--Class A and Class D Shares...................  26
 Retirement Plans..........................................................  27
 Exchange Privilege........................................................  28
Dividends, Distributions and Taxes.........................................  42
 Dividends and Distributions...............................................  42
 Taxes.....................................................................  42
Performance Data...........................................................  45
General Information........................................................  47
 Description of Shares.....................................................  47
 Computation of Offering Price per Share...................................  48
 Independent Auditors......................................................  49
 Custodian.................................................................  49
 Transfer Agent............................................................  49
 Legal Counsel.............................................................  49
 Reports to Shareholders...................................................  49
 Additional Information....................................................  49
 Security Ownership of Certain Beneficial Owners...........................  49
Independent Auditors' Report...............................................  50
Financial Statements.......................................................  51

                                                          Code #10260-1295
Statement of
Additional Information

             [ART]


-----------------------------------

MERRILL LYNCH
FEDERAL SECURITIES
TRUST


December 21, 1995

Distributor:
Merrill Lynch
Funds Distributor, Inc.

                           PART C. OTHER INFORMATION

ITEM 24. FINANCIAL STATEMENTS AND EXHIBITS

  (a) FINANCIAL STATEMENTS:

    Contained in Part A:

      Financial Highlights for each of the years in the ten-year period ended August 31, 1995.

    Contained in Part B:

      Schedule of Investments as of August 31, 1995.

      Statement of Assets and Liabilities as of August 31, 1995.

      Statement of Operations for the year ended August 31, 1995.

      Statements of Changes in Net Assets for the years ended August 31, 1995 and 1994.

      Financial Highlights for each of the years in the five-year period ended August 31, 1995.

  (b) EXHIBITS:

 EXHIBIT
 NUMBER
 -------
  1(a)   --Declaration of Trust of the Registrant.(a)
   (b)   --Certification of amendment, dated December 20, 1991, to Declaration of Trust.(a)
   (c)   --Instrument establishing Class A and Class B shares of the
          Registrant.(a)
   (d)   --Certification of amendment, dated October 13, 1994, to Declaration of Trust and Instrument establishing Class C and Class D shares of the Registrant.(a)
  2      --By-Laws of the Registrant.(a)
  3      --None.
  4      --Portions of the Declaration of Trust and By-Laws of the Registrant
          defining the rights of holders of shares of the Registrant.(b)
  5(a)   --Management Agreement between the Registrant and Fund Asset Manage-
          ment, Inc.(c)
   (b)   --Supplement to Management Agreement between Registrant and Fund Asset
          Management, L.P.(d)
  6(a)   --Form of Class A Distribution Agreement between Registrant and Mer-
          rill Lynch Funds Distributor, Inc.(d)
   (b)   --Class B Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor,
          Inc.(a)
   (c)   --Form of Class C Distribution Agreement between Registrant and Mer-
          rill Lynch Funds Distributor, Inc. (including Selected Dealers
          Agreement).(d)
   (d)   --Form of Class D Distribution Agreement between Registrant and Mer-
          rill Lynch Funds Distributor, Inc. (including Selected Dealers
          Agreement).(d)
  7      --None.
  8      --Custody Agreement between Registrant and The Bank of New York.(a)
  9      --Transfer Agency, Dividend Disbursing Agency and Shareholder Servic-
          ing Agency Agreement between the Registrant and Merrill Lynch Finan-
          cial Data Services, Inc.(a)
 10      --Opinion of Brown & Wood, counsel to Registrant.
 11      --Consent of Deloitte & Touche LLP, independent auditors for Regis-
          trant.
 12      --None.
 13      --Certificate of Fund Asset Management, Inc.(a)
 14      --None.

 EXHIBIT
 NUMBER
 -------
 15(a)   --Amended and Restated Class B Distribution Plan of Registrant.(c)
   (b)   --Form of Class C Distribution Plan and Class C Distribution Plan Sub-
          Agreement of Registrant.(d)
   (c)   --Form of Class D Distribution Plan and Class D Distribution Plan Sub-
          Agreement of Registrant.(d)
 16(a)   --Schedule for computation of each performance quotation provided for
          Class A shares in the Registration Statement in response to Item 22.
   (b)   --Schedule for computation of each performance quotation provided for
          Class B shares in the Registration Statement in response to Item
          22.(a)
   (c)   --Schedule for computation of each performance quotation provided for
          Class C shares in the Registration Statement in response to Item 22.
   (d)   --Schedule for computation of each performance quotation provided for
          Class D (formerly Class A) shares in the Registration Statement in response to Item 22.(a)
 17(a)   --Financial Data Schedule for Class A Shares.
   (b)   --Financial Data Schedule for Class B Shares.
   (c)   --Financial Data Schedule for Class C Shares.
   (d)   --Financial Data Schedule for Class D Shares.

--------

(a) Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

(b) Reference is made to Article II, Section 2.3 and Articles III, V, VI, VIII, IX, X and XI of the Registrant's Declaration of Trust, filed as Exhibit 1(a) to Post-Effective Amendment No. 12 to the Registrant's Registration Statement under the Securities Act of 1933, as amended (the "Registration Statement"); and to Articles I, V and VI of the Registrant's By-Laws, filed as Exhibit 2 to Post-Effective Amendment No. 12 to the Registration Statement.


(c) Filed on December 23, 1993 as an Exhibit to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

(d) Filed on October 21, 1994 as an Exhibit to the Registrant's Registration Statement on Form N-1A under the Securities Act of 1933.

ITEM 25. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

  The Registrant is not controlled by or under common control with any person.

ITEM 26. NUMBER OF HOLDERS OF SECURITIES

                                                                      NUMBER OF
                                                                      HOLDERS AT
                                                                       NOVEMBER
                           TITLE OF CLASS                              30, 1995
                           --------------                             ----------
Class A shares of beneficial interest, par value $0.10 per share.....   30,342
Class B shares of beneficial interest, par value $0.10 per share.....   77,828
Class C shares of beneficial interest, par value $0.10 per share.....      976
Class D shares of beneficial interest, par value $0.10 per share.....   60,973

--------

Note: The number of holders shown above includes holders of record plus beneficial owners whose shares are held of record by Merrill Lynch, Pierce, Fenner & Smith Incorporated.

ITEM 27. INDEMNIFICATION

  Section 5.3 of the Registrant's Declaration of Trust provides as follows:

  "The Trust shall indemnify each of its Trustees, officers, employees, and agents (including persons who serve at its request as directors, officers or trustees of another organization in which it has any interest as a shareholder, creditor or otherwise) against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while in office or thereafter, by reason of his being or having been such a trustee, officer, employee or agent, except with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties; provided, however, that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of good faith and reasonable belief as to the best interest of the Trust, had been adjudicated, it would have been adjudicated in favor of such person. The rights accruing to any Person under these provisions shall not exclude any other right to which he may be lawfully entitled; provided that no Person may satisfy any right of indemnity or reimbursement granted herein or in Section 5.1 or to which he may be otherwise entitled except out of the property of the Trust, and no shareholder shall be personally liable to any Person with respect to any claim for indemnity or reimbursement or otherwise. The Trustees may make advance payments in connection with indemnification under this Section 5.3, provided that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification."

  Insofar as the conditional advancing of indemnification moneys for actions based upon the Investment Company Act of 1940 may be concerned, such payments will be made only on the following conditions: (i) the advances must be limited to amounts used, or to be used, for the preparation or presentation of a defense to the action, including costs connected with the preparation of a settlement; (ii) advances may be made only upon receipt of a written promise by, or on behalf of, the recipient to repay that amount of the advance which exceeds the amount to which it is ultimately determined that he is entitled to receive from the Registrant by reason of indemnification; and (iii) (a) such promise must be secured by a surety bond, other suitable insurance or an equivalent form of security which assures that any repayments may be obtained by the Registrant without delay or litigation, which bond, insurance or other form of security must be provided by the recipient of the advance, or (b) a majority of a quorum of the Registrant's disinterested, non-party Trustees, or an independent legal counsel in a written opinion, shall determine, based upon a review of readily available facts, that the recipient of the advance ultimately will be found entitled to indemnification.

  In Section 9 of the Class A, Class B, Class C and Class D shares Distribution Agreements relating to the securities being offered hereby, the Registrant agrees to indemnify the Distributor and each person, if any, who controls the Distributor within the meaning of the Securities Act of 1933, against certain types of civil liabilities arising in connection with the Registration Statement or Prospectus.

  Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to Trustees, officers and controlling persons of the Registrant and the principal underwriter pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a Trustee, officer or controlling person of the Registrant and the principal underwriter in connection with the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person or the principal underwriter in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

  Fund Asset Management, L.P. ("FAM" or the "Manager") acts as investment adviser for the following open-end investment companies: CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, The Corporate Fund Accumulation Program, Inc., Financial Institutions Series Trust, Merrill Lynch Basic Value Fund, Inc., Merrill Lynch California Municipal Series Trust, Merrill Lynch Corporate Bond Fund, Inc., Merrill Lynch Federal Securities Trust, Merrill Lynch Funds for Institutions Series, Merrill Lynch Multi-State Limited Maturity Municipal Series Trust, Merrill Lynch Multi-State Municipal Series Trust, Merrill Lynch Municipal Bond Fund, Inc., Merrill Lynch Phoenix Fund, Inc., Merrill Lynch Special Value Fund, Inc., Merrill Lynch World Income Fund, Inc., and The Municipal Fund Accumulation Program, Inc., and for the following closed-end investment companies: Apex Municipal Fund, Inc., Corporate High Yield Fund, Inc., Corporate High Yield Fund II, Inc., Emerging Tigers Fund, Inc., Income Opportunities Fund 1999, Inc., Income Opportunities Fund 2000, Inc. and MuniAssets Fund, Inc.

  Merrill Lynch Asset Management, L.P. ("MLAM"), an affiliate of the Manager, acts as investment adviser for the following open-end investment companies:
Merrill Lynch Adjustable Rate Securities Fund, Inc., Merrill Lynch Americas Income Fund, Inc., Merrill Lynch Asset Builder Program, Inc., Merrill Lynch Asset Growth Fund, Inc., Merrill Lynch Asset Income Fund, Inc., Merrill Lynch Balanced Fund for Investment and Retirement, Inc., Merrill Lynch Capital Fund, Inc., Merrill Lynch Developing Capital Markets Fund, Inc., Merrill Lynch Dragon Fund, Inc., Merrill Lynch EuroFund, Merrill Lynch Fundamental Growth Fund, Inc., Merrill Lynch Fund For Tomorrow, Inc., Merrill Lynch Global Allocation Fund, Inc., Merrill Lynch Global Bond Fund for Investment and Retirement, Merrill Lynch Global Convertible Fund, Inc., Merrill Lynch Global Holdings, Inc., Merrill Lynch Global Resources Trust, Merrill Lynch Global SmallCap Fund, Inc., Merrill Lynch Global Utility Fund, Inc., Merrill Lynch Growth Fund for Investment and Retirement, Merrill Lynch Healthcare Fund, Inc., Merrill Lynch Institutional Intermediate Fund, Merrill Lynch International Equity Fund, Merrill Lynch Latin America Fund, Inc., Merrill Lynch Middle East/Africa Fund, Inc., Merrill Lynch Municipal Series Trust, Merrill Lynch Pacific Fund, Inc., Merrill Lynch Ready Assets Trust, Merrill Lynch Retirement Series Trust, Merrill Lynch Series Fund, Inc., Merrill Lynch Short-Term Global Income Fund, Inc., Merrill Lynch Strategic Dividend Fund, Merrill Lynch Technology Fund, Inc., Merrill Lynch U.S. Treasury Money Fund, Merrill Lynch U.S.A. Government Reserves, Merrill Lynch Utility Income Fund, Inc. and Merrill Lynch Variable Series Funds, Inc., and for the following closed-end investment companies:
Convertible Holdings, Inc., Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  The address of each of these investment companies is P.O. Box 9011, Princeton, New Jersey 08543-9011, except that the address of Merrill Lynch Funds for Institutions Series and Merrill Lynch Institutional Intermediate Fund is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646. The address of the Manager, MLAM and Princeton Services, Inc. ("Princeton Services"), and Princeton Administrators, L.P. is also P.O. Box 9011, Princeton, New Jersey 08543-9011. The address of Merrill Lynch Funds Distributor, Inc. ("MLFD") is P.O. Box 9081, Princeton, New Jersey 08543-9081.The address of Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and Merrill Lynch & Co., Inc. ("ML&Co.") is North Tower, World Financial Center, 250 Vesey Street, New York, New York 10281. The address of the Fund's transfer agent, Merrill Lynch Financial Data Services, Inc. ("FDS"), is 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

  Set forth below is a list of each executive officer and partner of the Manager indicating each business, profession, vocation or employment of a substantial nature in which each such person or entity has been engaged since September 1, 1992 for his own account or in the capacity of director, officer, partner or trustee. In addition, Mr. Zeikel is President, Mr. Richard is Treasurer and Mr. Glenn is Executive Vice President of all or substantially all of the investment companies described in the preceding paragraph and also hold the same positions with all or substantially all of the investment companies advised by MLAM as they do with those advised by the Manager. Messrs. Giordano, Harvey, Kirstein, and Monagle are directors or officers of one or more of such companies.

                           POSITION(S) WITH THE         OTHER SUBSTANTIAL BUSINESS,
          NAME                   MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----             --------------------     ----------------------------------
ML & Co.................  Limited Partner        Financial Services Holding Company
Princeton Services, Inc.
 ("Princeton Services").  General Partner        General Partner of MLAM
Arthur Zeikel...........  President              President and Director of MLAM; Presi-
                                                  dent and Director of Princeton Servic-
                                                  es; Director of the Distributor; Execu-
                                                  tive Vice President of ML & Co.
Terry K. Glenn..........  Executive Vice Presi-  Executive Vice President of MLAM;
                           dent                   Executive Vice President and Director
                                                  of Princeton Services; President and
                                                  Director of the Distributor; Director
                                                  of FDS; President of Princeton
                                                  Administrators, Inc.
Vincent R. Giordano.....  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
Elizabeth Griffin.......  Senior Vice President  Senior Vice President of MLAM
Norman R. Harvey........  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services
N. John Hewitt..........  Senior Vice President  Senior Vice President of MLAM; Senior
                                                  Vice President of Princeton Services

                          POSITION(S) WITH THE         OTHER SUBSTANTIAL BUSINESS,
          NAME                  MANAGER            PROFESSION, VOCATION OR EMPLOYMENT
          ----            --------------------     ----------------------------------
Philip L. Kirstein...... Senior Vice            Senior Vice President, General Counsel
                          President, General     and Secretary of MLAM; Senior Vice
                          Counsel and            President, General Counsel, Director
                          Secretary              and Secretary of Princeton Services;
                                                 Director of the Distributor
Ronald M. Kloss......... Senior Vice President  Senior Vice President and Controller of
                          and Controller         MLAM; Senior Vice President and
                                                 Controller of Princeton Services
Stephen M. M. Miller.... Senior Vice President  Executive Vice President of Princeton
                                                 Administrators, L.P.
Joseph T. Monagle....... Senior Vice President  Senior Vice President of MLAM; Senior
                                                 Vice President of Princeton Services
Gerald M. Richard....... Senior Vice President  Senior Vice President and Treasurer of
                          and Treasurer          MLAM; Senior Vice President and
                                                 Treasurer of Princeton Services; Vice
                                                 President and Treasurer of the
                                                 Distributor
Richard L. Rufener...... Senior Vice President  Senior Vice President of MLAM; Senior
                                                 Vice President of Princeton Services;
                                                 Vice President of the Distributor
Ronald L. Welburn....... Senior Vice President  Senior Vice President of MLAM; Senior
                                                 Vice President of Princeton Services
Anthony Wiseman......... Senior Vice President  Senior Vice President of MLAM; Senior
                                                 Vice President of Princeton Services

ITEM 29. PRINCIPAL UNDERWRITERS.

  (a) MLFD acts as the principal underwriter for the Registrant. MLFD acts as the principal underwriter for each of the open-end investment companies referred to in the first two paragraphs of Item 28 except CBA Money Fund, CMA Government Securities Fund, CMA Money Fund, CMA Multi-State Municipal Series Trust, CMA Tax-Exempt Fund, CMA Treasury Fund, Convertible Holdings, Inc., The Corporate Fund Accumulation Program, Inc., MuniAssets Fund, Inc. and The Municipal Fund Accumulation Program,, Inc.; and MLFD also acts as the principal underwriter for the following closed-end investment companies: Merrill Lynch High Income Municipal Bond Fund, Inc. and Merrill Lynch Senior Floating Rate Fund, Inc.

  (b) Set forth below is information concerning each director and officer of MLFD. The principal business address of each such person is P.O. Box 9081, Princeton, New Jersey 08543-9081, except that the address of Messrs. Aldrich, Crook, Brady, Breen, Graczyk, Fatseas and Wasel is One Financial Center, 15th Floor, Boston, Massachusetts 02111-2646.

                                          (2)                     (3)
 (1)                             POSITIONS AND OFFICES   POSITIONS AND OFFICES
NAME                                WITH DISTRIBUTOR        WITH REGISTRANT
----                             ---------------------   ---------------------
Terry K. Glenn.................. President and Director Executive Vice President

                                                                          (3)
 (1)                                       (2)                   POSITIONS AND OFFICES
NAME                      POSITIONS AND OFFICES WITH DISTRIBUTOR    WITH REGISTRANT
----                      -------------------------------------- ---------------------
Arthur Zeikel...........  Director                               President and Trustee
Phillip L. Kirstein.....  Director                                       None
William E. Aldrich......  Senior Vice President                          None
Robert W. Crook.........  Senior Vice President                          None
Kevin P. Boman..........  Vice President                                 None
Michael J. Brady........  Vice President                                 None
William M. Breen........  Vice President                                 None
Sharon Creveling........  Vice President and Assistant Treasurer         None
Mark A. DeSario.........  Vice President                                 None
James T. Fatseas........  Vice President                                 None
Stanley Graczyk.........  Vice President                                 None
Debra W. Landsman-Yaros.  Vice President                                 None
Michelle T. Lau.........  Vice President                                 None
Gerald M. Richard.......  Vice President and Treasurer                 Treasurer
Salvatore Venezia.......  Vice President                                 None
William Wasel...........  Vice President                                 None
Robert Harris...........  Secretary                                      None

  (c) Not applicable.

ITEM 30. LOCATION OF ACCOUNTS AND RECORDS.

  All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder will be maintained at the offices of the Registrant, 800 Scudders Mill Road, Plainsboro, New Jersey 08536 and its transfer agent, Merrill Lynch Financial Data Services, Inc., 4800 Deer Lake Drive East, Jacksonville, Florida 32246-6484.

ITEM 31. MANAGEMENT SERVICES.

  Other than as set forth under the caption "Management of the Fund--Management and Advisory Arrangements" in the Prospectus constituting Part A of the Registration Statement and under "Management of the Fund--Management and Advisory Arrangements" in the Statement of Additional Information constituting Part B of the Registration Statement, the Registrant is not a party to any management related service contract.

ITEM 32. UNDERTAKINGS.

  (a) Not applicable.
  (b) Not applicable.

  (c) Registrant undertakes to furnish to each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933 AND THE INVESTMENT COMPANY ACT OF 1940, THE REGISTRANT CERTIFIES THAT IT MEETS ALL OF THE REQUIREMENTS FOR EFFECTIVENESS OF THIS POST-EFFECTIVE AMENDMENT TO ITS REGISTRATION STATEMENT PURSUANT TO RULE 485(B) UNDER THE SECURITIES ACT OF 1933 AND HAS DULY CAUSED THIS REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE TOWNSHIP OF PLAINSBORO, AND STATE OF NEW JERSEY, ON THE 21ST DAY OF DECEMBER, 1995.

                                          Merrill Lynch Federal Securities
                                           Trust
                                                     (Registrant)

                                                  /S/ Arthur Zeikel
                                          By: _________________________________
                                                (Arthur Zeikel, President)

  PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BELOW BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.


             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

         /S/ Arthur Zeikel           President and Trustee         December 21, 1995
____________________________________   (Principal Executive
          (Arthur Zeikel)              Officer)

       /S/ Gerald M. Richard         Treasurer (Principal          December 21, 1995
____________________________________   Financial and Accounting
        (Gerald M. Richard)            Officer)

            Joe Grills*              Trustee
____________________________________
            (Joe Grills)

           Walter Mintz*             Trustee
____________________________________
           (Walter Mintz)

        Stephen B. Swensrud*         Trustee
____________________________________
       (Stephen B. Swensrud)

         Melvin R. Seiden*           Trustee
____________________________________
         (Melvin R. Seiden)

            Harry Woolf*             Trustee
____________________________________
           (Harry Woolf)

                                                                   December 21, 1995
*By: /S/ Arthur Zeikel
____________________________________
   (Arthur Zeikel, Attorney-in-Fact)

                                 EXHIBIT INDEX

 EXHIBIT
 NUMBER                               DESCRIPTION
 -------                              -----------
  1(a)   --Declaration of Trust of the Registrant.(a)
  1(b)   --Certification of amendment, dated December 20, 1991, to Declaration of Trust.(a)
  1(c)   --Instrument establishing Class A and Class B shares of the
          Registrant.(a)
  1(d)   --Certification of amendment, dated October 13, 1994, to Declaration of Trust and Instrument establishing Class C and Class D shares of the Registrant.(a)
  2      --By-Laws of the Registrant.(a)
  6(b)   --Class B Distribution Agreement between Registrant and Merrill Lynch
          Funds Distributor, Inc. (including Form of Selected Dealers
          Agreement).(a)
  8      --Custody Agreement between Registrant and The Bank of New York.(a)
  9      --Transfer Agency, Dividend Disbursing Agency and Shareholder
          Servicing Agency Agreement between the Registrant and Merrill Lynch
          Financial Data Services, Inc.(a)
 10      --Opinion of Brown & Wood, counsel to Registrant
 11      --Consent of Deloitte & Touche LLP, independent auditors for
          Registrant
 13      --Certificate of Fund Asset Management, Inc.(a)
 16(a)   --Schedule for computation of each performance quotation provided for
          Class A shares in the Registration Statement in response to Item 22.
 16(b)   --Schedule for computation of each performance quotation provided for
          Class B shares in the Registration Statement in response to Item
          22.(a)
 16(c)   --Schedule for computation of each performance quotation provided for
          Class C shares in the Registration Statement in response to Item 22
 16(d)   --Schedule for computation of each performance quotation provided for
          Class D (formerly Class A) shares in the Registration Statement in response to Item 22.(a)
 17(a)   --Financial Data Schedule for Class A Shares
 17(b)   --Financial Data Schedule for Class B Shares
 17(c)   --Financial Data Schedule for Class C Shares
 17(d)   --Financial Data Schedule for Class D Shares

--------

(a)Refiled pursuant to the Electronic Data Gathering, Analysis and Retrieval ("EDGAR") phase-in requirements.

                    MERRILL LYNCH FEDERAL SECURITIES TRUST

                              ------------------

                Supplement to Prospectus dated December 21, 1995

                              ------------------

                         FOR USE IN THE STATE OF OHIO

  Notwithstanding the fact that the Board may determine that a Rule 144A security is liquid and not subject to the 15% restriction on illiquid securities, the State of Ohio does not recognize Rule 144A securities as securities which are free of restrictions as to resale. Consequently, to the extent required by Ohio law, the Fund will not invest more than 50% of its total assets in securities of issuers which are restricted as to disposition, including Rule 144A securities, or in securities of issuers having a record, together with predecessors, of less than three years of continuous operations.

CODE # 10259-1295OH

APPENDIX FOR GRAPHIC AND IMAGE MATERIAL

        Pursuant to Rule 304 of Regulation S-T, the following table presents fair and accurate narrative descriptions of graphic and image material omitted from this EDGAR Submission file due to ASCII-incompatibility and cross-references this material to the location of each occurrence in the text.

DESCRIPTION OF OMITTED                      LOCATION OF GRAPHIC
  GRAPHIC OR IMAGE                           OR IMAGE IN TEXT
----------------------                      -------------------
Compass plate, circular                 Back cover of Prospectus and
graph paper and Merrill Lynch            back cover of Statement of
logo including stylized market              Additional Information
bull